Exhibit 4.1.6

EXECUTION VERSION

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Indenture Trustee

THIRD AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of May 18, 2025

for the DiscoverSeries Notes

to

SECOND AMENDED AND RESTATED INDENTURE

Dated as of May 18, 2025

-i-

Exhibits

Exhibit A  Form of Class A Terms Document

Exhibit B  Form of Class B Terms Document

Exhibit C  Form of Class C Terms Document

Exhibit D  Form of Class D Terms Document

Exhibit E  Form of Noteholders’ Monthly Statement

THIS THIRD AMENDED AND RESTATED INDENTURE SUPPLEMENT (this “Indenture Supplement”) for the DiscoverSeries Notes, by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer” or the “Note Issuance Trust”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (as successor to U.S. Bank National Association), in its capacity as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of May 18, 2025 and, as of the Merger Date (as defined herein), fully amends and restates that certain Second Amended and Restated Indenture Supplement for the DiscoverSeries Notes, dated as of December 22, 2015, by and between the Issuer and the Indenture Trustee (as amended, supplemented or otherwise modified prior to the date hereof, the “Second Amended and Restated Indenture Supplement”), which amended and restated that certain Amended and Restated Indenture Supplement, dated as of June 4, 2010, by and between the Issuer and the Indenture Trustee (as amended, supplemented or otherwise modified prior to December 22, 2015, the “Amended and Restated Indenture Supplement”), which itself amended and restated that certain Indenture Supplement, dated as of July 26, 2007, by and between the Issuer and the Indenture Trustee (as amended, supplemented or otherwise modified prior to June 4, 2010, the “Original Indenture Supplement”).

WHEREAS, on the date hereof (the “Merger Date”), Discover Bank, a Delaware banking corporation (“Discover Bank”), merged with and into Capital One, National Association, a national banking association (“CONA”), with CONA being the surviving entity of such merger and, in connection with such merger, Discover Bank assigned all of its right, title, and interest, and delegated all of its duties, obligations, and liabilities, in, to, and under the Second Amended and Restated Indenture Supplement to CONA pursuant to an Omnibus Securitization Agreements Assignment and Assumption Agreement, dated as of May 18, 2025 (the “Assignment and Assumption Agreement”), among the various parties thereto, including Discover Bank, CONA and the Indenture Trustee; and

WHEREAS, pursuant to Sections 1001(b) and 1001(c) of the Indenture, the Issuer and the Trustee wish to amend and restate the Second Amended and Restated Indenture Supplement in its entirety to make certain other clarifying or corrective amendments as permitted by such Sections.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the Second Amended and Restated Indenture Supplement is hereby amended and restated in its entirety as follows and each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(b) all other terms used herein which are defined in the Indenture either directly or by reference therein, have the meanings assigned to them therein;

(c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(d) all references in this Indenture to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

(e) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

(f) each capitalized term defined herein shall relate only to the DiscoverSeries Notes and no other Series of Notes issued by the Issuer;

(g) “including” and words of similar import will be deemed to be followed by “without limitation;”

(h) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date; and

(i) a reference to any agreement or other document is to that agreement or other document as may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time.

“Accumulation Amount” means, for any Tranche of Notes, (x) the Accumulation Amount specified in the applicable Terms Document for such Tranche, or (y) if no such amount is specified, or if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, an amount equal to the Nominal Liquidation Amount of such Tranche as of the first day of the Accumulation Period divided by the Accumulation Period Length (in each case, as adjusted to give effect to any issuance of additional Notes in such Tranche and as further adjusted following any Excess Spread Early Redemption Cure in accordance with Section 4.01(c)).

“Accumulation Commencement Date” means, for each Tranche of Notes, (i) if the commencement of the Accumulation Period is not delayed in accordance with Section 4.02, (x) the Accumulation Commencement Date specified in the applicable Terms Document for such Tranche or (y) if no such date is specified, the first Business Day of the calendar month that is twelve (12) whole calendar months prior to the calendar month in which the Expected Maturity Date for such Tranche of Notes occurs and (ii) if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, the Accumulation Commencement Date as so delayed, as determined by the Calculation Agent on behalf of the Issuer in accordance with Section 4.02.

“Accumulation Negative Spread” means, for any Tranche of Notes for any Distribution Date, the positive difference, if any, between

(a) the PFA Earnings Target for amounts on deposit in the Principal Funding Subaccount in connection with Targeted Principal Deposits other than Targeted Prefunding Deposits for such Tranche of Notes and

(b) the product of

(x)

the amount of income earned on all funds on deposit in the Principal Funding Subaccount for such Tranche (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date and

(y)

a fraction, the numerator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits other than Targeted Prefunding Deposits and the denominator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits.

“Accumulation Period” means, for each Tranche of Notes, unless an Early Redemption Event or an Event of Default for such Tranche shall have occurred prior thereto or unless otherwise specified in the Terms Document for such Tranche, the period commencing on the Accumulation Commencement Date and ending on the earlier to occur of (x) the payment in full of the Outstanding Dollar Principal Amount of such Tranche or (y) the occurrence of an Early Redemption Event or an Event of Default for such Tranche; provided, however, that if an Excess Spread Early Redemption Cure has occurred with respect to any Excess Spread Early Redemption Event for such Tranche prior to the commencement of the Accumulation Period for such Tranche (and no other Early Redemption Event or Event of Default for such Tranche has occurred), the Accumulation Period for such Tranche shall be determined as if such Excess Spread Early Redemption Event had not occurred, and if the Accumulation Period has terminated in accordance with clause (y), the Accumulation Period for such Tranche shall resume and shall continue until the earlier to occur of (x) the payment in full of the Outstanding

Dollar Principal Amount of such Tranche or (y) the occurrence of a subsequent Early Redemption Event or Event of Default.

“Accumulation Period Length” means, for any Tranche of Notes, (i) if the commencement of the Accumulation Period is not delayed in accordance with Section 4.02, either (x) the number of months specified in the applicable Terms Document for such Tranche or (y) if no such number is specified, twelve (12) months and (ii) if the commencement of the Accumulation Period is delayed in accordance with Section 4.02, the number of whole months from the first day of the Accumulation Period as so delayed to the first day of the calendar month in which the Expected Maturity Date for such Tranche is scheduled to occur.

“Accumulation Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.

“Accumulation Reserve Shortfall Amount” means, for any Tranche of Notes, an amount determined in accordance with step (50) (Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts) of Section 3.01.

“Accumulation Reserve Subaccount” means any subaccount to the Accumulation Reserve Account established for a particular Tranche of Notes pursuant to Section 5.01.

“Adjusted Outstanding Dollar Principal Amount” means at any time with respect to any Class or Tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such Class or Tranche at such time, minus any funds on deposit in respect of principal in the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for such Class or Tranche at such time for payment of principal to the Holders of such Class or Tranche of Notes or the applicable Derivative Counterparty pursuant to the related Terms Document.

“Aggregate Investor Interest” has the meaning set forth in the DCMT Pooling and Servicing Agreement (or other applicable Pooling and Servicing Agreement).

“Amended and Restated Indenture Supplement” is defined in the first paragraph of this Indenture Supplement.

“Amortization Event” has the meaning set forth in the DCMT Pooling and Servicing Agreement (or other applicable Pooling and Servicing Agreement).

“Assignment and Assumption Agreement” has the meaning set forth in the recitals hereto.

“Available Subordinated Amount” means, for any Tranche of Class A Notes, the Class A Available Subordinated Amount of Class B Notes, the Class A Available Subordinated Amount of Class C Notes or the Class A Available Subordinated Amount of Class D Notes, as applicable, for such Tranche; for any Tranche of Class B Notes, the Class B Available Subordinated Amount of Class C Notes or the Class B Available Subordinated Amount of Class D Notes, as applicable, for such Tranche; and for any Tranche of Class C Notes, the Class C Available Subordinated Amount of Class D Notes for such Tranche.

“Cash Flows” means the sequential allocation steps set forth in Section 3.01.

“Class A Accreted Discount” means, for any Tranche of Class A Discount Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of principal accreted on that Tranche of Class A Discount Notes in accordance with the Terms Document for such Tranche for the Monthly Principal Accretion Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class A Available Subordinated Amount of Class B Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class B Notes minus the Class A Usage of Class B Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class A Available Subordinated Amount of Class C Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class A Usage of Class C Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class A Available Subordinated Amount of Class D Notes” means, for any Tranche of Class A Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class A Usage of Class D Notes, each for such Tranche of Class A Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class A Interest” means, for any Tranche of Class A Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the Note Interest Rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class A Interest Allocation” for any Distribution Date means the sum of the Class A Tranche Interest Allocations for all Tranches of Class A Notes.

“Class A Interest Allocation Shortfall” has the meaning set forth in step (4) (Class A Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class A Nominal Liquidation Amount Deficit” means on any Distribution Date the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class A Notes.

“Class A Note” means a DiscoverSeries Note specified in the applicable Terms Document as belonging to Class A.

“Class A Swap-Adjusted Interest” means, for any Distribution Date, unless otherwise specified in the applicable Terms Document, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on such Distribution Date (or on the next payment date under that Derivative

Agreement that is scheduled to occur prior to the next Distribution Date), and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty, and allocable to the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date), taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.

“Class A Tranche Interest Allocation” for each Tranche of Class A Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class A Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class A Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class A Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class A Notes as the “Class A Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class A Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class A Interest Allocation for the DiscoverSeries. Following a Receivables Sale for any Tranche of Class A Notes, the Class A Tranche Interest Allocation for such Tranche shall be zero.

“Class A Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (4) (Class A Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class A Tranche Prefunding Shortfall” for each Tranche has the meaning set forth in step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class A Tranche Principal Shortfall” for each Tranche has the meaning set forth in step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class A Usage of Class B Notes” means, with respect to any Tranche of Class A Notes, for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class B Notes for such Tranche of Class A Notes, determined in accordance with Section 3.02.

“Class A Usage of Class C Notes” means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class A Notes, determined in accordance with Section 3.02.

“Class A Usage of Class D Notes” means, with respect to any Tranche of Class A Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class A Notes, determined in accordance with Section 3.02.

“Class B Accreted Discount” means, for any Tranche of Class B Discount Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of principal accreted on that Tranche of Class B Discount Notes in accordance with the Terms Document for such Tranche for the Monthly Principal Accretion Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class B Available Subordinated Amount of Class C Notes” means, for any Tranche of Class B Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class C Notes minus the Class B Usage of Class C Notes, each for such Tranche of Class B Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class B Available Subordinated Amount of Class D Notes” means, for any Tranche of Class B Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class B Usage of Class D Notes, each for such Tranche of Class B Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class B Interest” means, for any Tranche of Class B Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the Note Interest Rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class B Interest Allocation” for any Distribution Date means the sum of the Class B Tranche Interest Allocations for all Tranches of Class B Notes.

“Class B Interest Allocation Shortfall” has the meaning set forth in step (5) (Class B Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class B Nominal Liquidation Amount Deficit” means on any Distribution Date the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes.

“Class B Note” means a DiscoverSeries Note specified in the applicable Terms Document as belonging to Class B.

“Class B Principal Allocation” means, for any Due Period (or the related Distribution Date), an amount equal to the product of

(a) the Principal Amounts that are allocated to the DiscoverSeries in accordance with the Indenture for such Due Period and

(b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Tranches of Class B Notes for such Due Period and the denominator of which is sum of the Principal Allocation Amounts for all Tranches of Notes for such Due Period.

“Class B Swap-Adjusted Interest” means, for any Distribution Date, unless otherwise specified in the applicable Terms Document, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on such Distribution Date (or on the next payment date under that Derivative Agreement that is scheduled to occur prior to the next Distribution Date), and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty, and allocable to the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date), taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.

“Class B Tranche Interest Allocation” for each Tranche of Class B Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class B Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class B Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class B Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class B Notes as the “Class B Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class B Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class B Interest Allocation for the DiscoverSeries. Following a Receivables Sale for any Tranche of Class B Notes, the Class B Tranche Interest Allocation for such Tranche shall be zero.

“Class B Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (5) (Class B Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class B Tranche Prefunding Shortfall” for each Tranche has the meaning set forth in step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class B Tranche Principal Shortfall” for each Tranche has the meaning set forth in step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class B Usage of Class C Notes” means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class C Notes for such Tranche of Class B Notes, determined in accordance with Section 3.02.

“Class B Usage of Class D Notes” means, with respect to any Tranche of Class B Notes for any Distribution Date, an amount, not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class B Notes, determined in accordance with Section 3.02.

“Class C Accreted Discount” means, for any Tranche of Class C Discount Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of principal accreted on that Tranche of Class C Discount Notes in accordance with the Terms Document for such Tranche for the Monthly Principal Accretion Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class C Available Subordinated Amount of Class D Notes” means, for any Tranche of Class C Notes, on any Distribution Date, an amount equal to the Required Subordinated Amount of Class D Notes minus the Class C Usage of Class D Notes, each for such Tranche of Class C Notes on such Distribution Date, as adjusted in accordance with Section 3.02.

“Class C Interest” means, for any Tranche of Class C Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the Note Interest Rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class C Interest Allocation” for any Distribution Date means the sum of the Class C Tranche Interest Allocations for all Tranches of Class C Notes.

“Class C Interest Allocation Shortfall” has the meaning set forth in step (6) (Class C Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class C Nominal Liquidation Amount Deficit” means on any Distribution Date the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes.

“Class C Note” means a DiscoverSeries Note specified in the applicable Terms Document as belonging to Class C.

“Class C Principal Allocation” means, for any Due Period (or the related Distribution Date), an amount equal to the product of

(a) the Principal Amounts that are allocated to the DiscoverSeries in accordance with the Indenture for such Due Period and

(b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Tranches of Class C Notes for such Due

Period and the denominator of which is sum of the Principal Allocation Amounts for all Tranches of Notes for such Due Period.

“Class C Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.

“Class C Reserve Account Percentage” for each Tranche of Class C Notes has the meaning set forth in the Terms Document for such Tranche.

“Class C Reserve Shortfall Amount” means, for each Tranche of Class C Notes, an amount determined in accordance with step (53) (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) of Section 3.01.

“Class C Reserve Subaccount” means any subaccount to the Class C Reserve Account established for a particular Tranche of Notes pursuant to Section 5.01.

“Class C Swap-Adjusted Interest” means, for any Distribution Date, unless otherwise specified in the applicable Terms Document, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on such Distribution Date (or on the next payment date under that Derivative Agreement that is scheduled to occur prior to the next Distribution Date), and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty, and allocable to the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date), taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.

“Class C Tranche Interest Allocation” for each Tranche of Class C Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class C Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class C Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class C Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class C Notes as the “Class C Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class C Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class C Interest Allocation for the DiscoverSeries. Following a Receivables Sale for any Tranche of Class C Notes, the Class C Tranche Interest Allocation for such Tranche shall be zero.

“Class C Tranche Interest Allocation Shortfall” for each Tranche has the meaning given to it in step (6) (Class C Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class C Tranche Prefunding Shortfall” for each Tranche has the meaning set forth in step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class C Tranche Principal Shortfall” for each Tranche has the meaning set forth in step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class C Usage of Class D Notes” means, with respect to any Tranche of Class C Notes for any Distribution Date, an amount not to exceed the Required Subordinated Amount of Class D Notes for such Tranche of Class C Notes, determined in accordance with Section 3.02.

“Class D Accreted Discount” means, for any Tranche of Class D Discount Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of principal accreted on that Tranche of Class D Discount Notes in accordance with the Terms Document for such Tranche for the Monthly Principal Accretion Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class D Interest” means, for any Tranche of Class D Notes for any Distribution Date, unless otherwise specified in the applicable Terms Document, the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche, calculated at the Note Interest Rate and in accordance with the calculation basis specified in the Terms Document for such Tranche, for the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date).

“Class D Interest Allocation” for any Distribution Date means the sum of the Class D Tranche Interest Allocations for all Tranches of Class D Notes.

“Class D Interest Allocation Shortfall” has the meaning set forth in step (8) (Class D Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class D Nominal Liquidation Amount Deficit” means on any Distribution Date the sum of the Nominal Liquidation Amount Deficits for all Tranches of Class D Notes.

“Class D Note” means a DiscoverSeries Note specified in the applicable Terms Document as belonging to Class D.

“Class D Principal Allocation” means, for any Due Period (or the related Distribution Date), an amount equal to the product of

(a) the Principal Amounts that are allocated to the DiscoverSeries in accordance with the Indenture for such Due Period, and

(b) the percentage equivalent of a fraction, the numerator of which is the sum of the Principal Allocation Amounts for all Tranches of Class D Notes for such Due Period and the denominator of which is sum of the Principal Allocation Amounts for all Tranches of Notes for such Due Period.

“Class D Reserve Account” means the trust account designated as such and established pursuant to Section 5.01.

“Class D Reserve Account Percentage” for each Tranche of Class D Notes has the meaning set forth in the Terms Document for such Tranche.

“Class D Reserve Subaccount” means any subaccount to the Class D Reserve Account established for a particular Tranche of Notes pursuant to Section 5.01.

“Class D Swap-Adjusted Interest” means, for any Distribution Date, unless otherwise specified in the applicable Terms Document, (i) in case of a Note that has a Performing Derivative Agreement for interest that provides for monthly payments to the applicable Derivative Counterparty, the amount required to be paid to the applicable Derivative Counterparty on such Distribution Date (or on the next payment date under that Derivative Agreement that is scheduled to occur prior to the next Distribution Date), and (ii) in case of a Note that has a Performing Derivative Agreement for interest that provides for payments less frequently than monthly to the applicable Derivative Counterparty, the amount required to be paid to the Derivative Counterparty, and allocable to the Monthly Interest Accrual Period ending on such Distribution Date (or, if applicable, ending after such Distribution Date but prior to the next Distribution Date), taking into account the applicable interest rate and day count convention under that Derivative Agreement, in each case, prior to netting against payments to be received from such Derivative Counterparty, if applicable.

“Class D Tranche Interest Allocation” for each Tranche of Class D Notes for any Distribution Date means (i) if such Notes are not subject to a Derivative Agreement and are not Discount Notes, the Class D Interest for such Tranche, (ii) if such Notes are subject to a Performing Derivative Agreement, the Class D Swap-Adjusted Interest for such Tranche, (iii) if such Notes are subject to a Non-Performing Derivative Agreement, the amount specified in the Terms Document for such Tranche, (iv) if such Notes are Discount Notes, the Class D Accreted Discount for such Tranche, or (v) any other amount specified in the Terms Document for any Tranche of Class D Notes as the “Class D Tranche Interest Allocation,” plus (a) any Interest Allocation Shortfall from the prior Distribution Date and (b) any additional amounts due under any applicable Derivative Agreement as a result of a payment shortfall under such Derivative Agreement in any prior month, in each case except to the extent the Terms Document for any Tranche of Class D Notes specifies that any amount described in clauses (i) through (iv) of this definition shall not be included in the Class D Interest Allocation for the DiscoverSeries. Following a Receivables Sale for any Tranche of Class D Notes, the Class D Tranche Interest Allocation for such Tranche shall be zero.

“Class D Tranche Interest Allocation Shortfall” for each Tranche has the meaning set forth in step (8) (Class D Interest Allocation from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Class D Tranche Principal Shortfall” for each Tranche has the meaning set forth in step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Collections Account” for any Master Trust has the meaning set forth in the Series 2007-CC Series Supplement or any other applicable agreement relating to any Additional Collateral Certificate.

“CONA” has the meaning set forth in the recitals hereto. and includes its successors and permitted assigns.

“Cumulative Class C Reserve Reimbursement Amount” means, on any Distribution Date, an amount determined in accordance with clause (j) of step (1) (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage) of Section 3.02, as adjusted in accordance with Sections 3.01 and 3.02.

“Cumulative Class D Reserve Reimbursement Amount” means, on any Distribution Date, an amount determined in accordance with clause (k) of step (1) (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage) of Section 3.02, as adjusted in accordance with Section 3.01 and 3.02.

“DCMT Group One Finance Charge Collections Reallocation Account” means the Group Finance Charge Collections Reallocation Account as defined in Section 8 of the Series 2007-CC Supplement.

“DCMT Group One Interchange Reallocation Account” means the Group Interchange Reallocation Account as defined in Section 8 of the Series 2007-CC Supplement.

“DCMT Group One Principal Collections Reallocation Account” means the Group Principal Collections Reallocation Account as defined in Section 8 of the Series 2007-CC Supplement.

“Determinant Class” has the meaning set forth in Section 4.03(b).

“De Minimis Threshold” means any condition or set of conditions, including any maximum Initial Dollar Principal Amount of Notes, or any maximum period of time since the last issuance of Notes in which all of the conditions of Section 310 of the Indenture have been satisfied, for which the applicable Note Rating Agencies agree that an issuance that does not exceed such maximum does not require compliance with the conditions of Section 310 of the Indenture.

“Discount Note” means a Note issued with an Initial Dollar Principal Amount that is less than its Stated Principal Amount, including without limitation a Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Redemption Event with respect to such Note or an Event of Default and the acceleration of such Note, in each case before the Expected Maturity Date of the applicable Note.

“Discover Bank” has the meaning set forth in the recitals hereto and includes its successors and permitted assigns.

“DiscoverSeries” means the Series of Notes established pursuant to this Indenture Supplement.

“DiscoverSeries Collections Account” means the trust account designated as such and established pursuant to Section 5.01.

“DiscoverSeries Note” means any Note issued pursuant to Section 2.01 of this Indenture Supplement and a related Terms Document.

“Distribution Date” means the 15th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing in August 2007.

“Early Redemption Event” has the meaning set forth in the Indenture and Section 4.01 of this Indenture Supplement.

“Effective Date” has the meaning set forth in the Indenture.

“Event of Default” has the meaning set forth in the Indenture.

“Excess Spread Amount” means, for the DiscoverSeries for any Distribution Date, the difference, whether positive or negative, between

(a) the sum of

(i)	the amount of Finance Charge Amounts allocated to the DiscoverSeries pursuant to Section 502(a) of the Indenture for the related Due Period,

(ii)

any amounts to be treated as Series Finance Charge Amounts and designated to be a part of the Excess Spread Amount pursuant to any Terms Document, for such Distribution Date or the related Due Period, as applicable,

(iii)

an amount equal to income earned on all funds on deposit in the Principal Funding Account (including all subaccounts of such account) (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date and

(iv)

any amounts to be treated as Series Finance Charge Amounts pursuant to step (3) (Withdrawal from Accumulation Reserve Subaccounts to Cover Accumulation Negative Spread on Principal Funding Subaccounts) of Section 3.01 for such Distribution Date, and

(b) the sum of

(i)

the sum of the Class A Tranche Interest Allocations for all Tranches of Class A Notes, the Class B Tranche Interest Allocations for all Tranches of Class B Notes, the Class C Tranche Interest Allocations for all Tranches of Class C Notes and the Class D Tranche Interest Allocations for all Tranches of Class D Notes, minus, in each case any Interest Allocation Shortfall or additional amounts due under any applicable Derivative Agreement as set forth in clauses (a) and (b) of each such definition, in each case for such Distribution Date,

(ii)	the Servicing Fee that is allocated to the DiscoverSeries in accordance with Section 504(b) of the Indenture for the related Due Period and

(iii)	the Series Charge-offs for the related Due Period.

“Excess Spread Early Redemption Cure” has the meaning set forth in Section 4.01.

“Excess Spread Early Redemption Event” has the meaning set forth in Section 4.01.

“Excess Spread Percentage” for each Tranche of Notes for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes.

“Eligible Deposit Account” has the meaning set forth in the Indenture.

“Group Excess Spread” has the meaning set forth in the Series 2007-CC Supplement.

“Governmental Authority” means any governmental department, commission, board, bureau, agency, court or other instrumentality of any nation, state, province, territory, commonwealth, municipality or other political subdivision thereof having jurisdiction over the Person in question.

“Indenture” means the Second Amended and Restated Indenture dated as of May 18, 2025 between the Issuer and Indenture Trustee.

“Indenture Supplement” is defined in the first paragraph of this Indenture Supplement.

“Initial Dollar Principal Amount” means (a) unless otherwise specified in the applicable Terms Document, with respect to a Class or Tranche of Dollar Notes other than Discount Notes, the aggregate initial principal amount of the Outstanding Notes of such Class or Tranche, and (b) with respect to a Class or Tranche of Discount Notes or Foreign Currency Notes, the amount specified in the applicable Terms Document as the Initial Dollar Principal Amount thereof.

“Interchange Series” has the meaning set forth in the Series 2007-CC Supplement.

“Interchange Subgroup Excess Spread” has the meaning set forth in the Series 2007-CC Supplement.

“Interest Accrual Period” for any Class or Tranche of Notes has the meaning set forth in the applicable Terms Document.

“Interest Allocation Shortfall” means, with respect to any Tranche of Notes for any Distribution Date, the amount of any Class A Tranche Interest Allocation Shortfall, any Class B Tranche Interest Allocation Shortfall, any Class C Tranche Interest Allocation Shortfall or any Class D Tranche Interest Allocation Shortfall that remains unpaid with respect to such Tranche from any prior Distribution Date after all allocations under the Cash Flows in Section 3.01 on such prior Distribution Date, together with interest thereon calculated at the Note Interest Rate and in accordance with the calculation basis specified in the Terms Document for such Tranche.

“Interest Funding Account” means the trust account designated as such and established pursuant to Section 5.01.

“Interest Funding Subaccount” means any subaccount to the Interest Funding Account established for a particular Tranche of Notes pursuant to Section 5.01.

“Interest Payment Date” for any Class or Tranche of Notes has the meaning set forth in the applicable Terms Document.

“Issuance Date” for each Tranche of Notes has the meaning set forth in the Terms Document for such Tranche.

“Issuer Accounts” means, collectively, the DiscoverSeries Collections Account, the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account, the Class D Reserve Account, any other account established in accordance with any Terms Document and designated as an “Issuer Account,” and any Subaccounts of such accounts.

“Legal Maturity Date” for each Tranche of Notes has the meaning set forth in the Terms Document for such Tranche.

“Master Trust” has the meaning set forth in the Indenture.

“Maximum Delinquency Percentage” means, with respect to any Class or Tranche of Notes, 8% or such other amount as specified in the applicable Terms Document for any Tranche.

“Minimum Principal Receivables Balance,” with respect to DCMT, has the meaning set forth in the DCMT Pooling and Servicing Agreement.

“Monthly Interest Accrual Date” means, with respect to any Class or Tranche of Notes:

(a) each Interest Payment Date for such Class or Tranche, or such other date as specified in the applicable Terms Document for such Tranche (including, if applicable, any payment date under any Derivative Agreement for such Class or Tranche), and

(b) for any calendar month in which no Interest Payment Date (or other specified date) for such Class or Tranche occurs, the date in such calendar month corresponding numerically to the next Interest Payment Date (or other specified date) for such Class or Tranche of Notes; provided, however, that

(i) for the calendar month in which a Class or Tranche of Notes is issued, the Issuance Date for such Class or Tranche will be the first Monthly Interest Accrual Date for such Class or Tranche of Notes,

(ii) any date on which proceeds from a Receivables Sale following an Event of Default and acceleration of any Tranche of Notes are deposited into the Interest Funding Subaccount for such Notes will be the last Monthly Interest Accrual Date for such Tranche,

(iii) if there is no such numerically corresponding date in such calendar month, then the Monthly Interest Accrual Date will be the last Business Day of such calendar month, and

(iv) if such numerically corresponding date in such calendar month is not a Business Day, then the Monthly Interest Accrual Date will be the following Business Day (unless such Business Day would fall in the following calendar month, in which case the Monthly Interest Accrual Date will be the last Business Day of such current month).

“Monthly Interest Accrual Period” shall mean, with respect to any Class or Tranche of Notes, the period from and including any Monthly Interest Accrual Date to but excluding the next succeeding Monthly Interest Accrual Date.

“Monthly Principal Accretion Date” means, with respect to any Class or Tranche of Discount Notes, unless otherwise specified in the applicable Terms Document:

(a) for any calendar month in which an Expected Maturity Date for such Class or Tranche occurs, such Expected Maturity Date, except as otherwise specified in the applicable Terms Document for such Tranche, and

(b) for any calendar month in which no Expected Maturity Date for such Class or Tranche occurs, the date in such calendar month corresponding numerically to the Expected Maturity Date for such Tranche, or as otherwise specified in the applicable Terms Document, for such Tranche; provided, however, that:

(i) for the calendar month in which a Class or Tranche of Notes is issued, the Issuance Date for such Class or Tranche will be the first Monthly Principal Accretion Date for such Class or Tranche of Notes,

(ii) any date on which proceeds from a Receivables Sale following an Event of Default and acceleration of any Tranche of Notes are deposited into the Interest Funding Subaccount for such Notes will be the last Monthly Principal Accretion Date for such Tranche,

(iii) if there is no numerically corresponding date in such calendar month, then the Monthly Principal Accretion Date will be the last Business Day of such calendar month, and

(iv) if such numerically corresponding date in such calendar month is not a Business Day, the Monthly Principal Accretion Date will be the following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accretion Date will be the last Business Day of such earlier calendar month).

“Monthly Principal Accretion Period” means, with respect to any Class or Tranche of Discount Notes, the period from and including any Monthly Principal Accretion Date to but excluding the next succeeding Monthly Principal Accretion Date.

“Nominal Liquidation Amount Deficit” means, with respect to any Tranche of Notes, (i) on the Issuance Date thereof, zero, (ii) on any Distribution Date thereafter (except as set forth in subclause (iii)), the excess of the Adjusted Outstanding Dollar Principal Amount of that Tranche over the Nominal Liquidation Amount of that Tranche, as adjusted pursuant to Section 3.01, and (iii) on and after the date of a Receivables Sale for such Tranche, zero.

“Note Interest Rate” with respect to any Class or Tranche of Notes has the meaning set forth in the applicable Terms Document.

“Original Indenture Supplement” is defined in the first paragraph of this Indenture Supplement.

“Outstanding Dollar Principal Amount” means at any time, either:

(a)  with respect to any Class or Tranche of Notes (other than Discount Notes), the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such Class or Tranche at such time, minus

(i)

the amount of any withdrawals from the Principal Funding Account or the related Principal Funding Subaccount, as applicable, for such Class or Tranche of Notes for payment of principal to the Holders of such Class or Tranche of Notes or the applicable Derivative Counterparty pursuant to this Indenture Supplement or the related Terms Documents and

(ii)	any net losses of principal of funds on deposit in respect of principal in the Principal Funding Account or the related Principal

Funding Subaccount, as applicable, for such Class or Tranche of Notes, or

(b)  with respect to any Class or Tranche of Discount Notes, an amount of the Outstanding Notes of such Class or Tranche calculated by reference to the applicable formula set forth in the applicable Terms Document, taking into account the amount and timing of payments of principal made to the Holders of such Class or Tranche or to the applicable Derivative Counterparty and accretions of principal, each pursuant to this Indenture Supplement; plus, in either case, without duplication, the amount of any increase in the Outstanding Dollar Principal Amount of such Series, Class or Tranche of Notes due to the issuance of additional Notes of such Series, Class or Tranche pursuant to this Indenture Supplement and the applicable Terms Document. Notwithstanding the foregoing, with respect to any Class or Tranche of Notes for which a Receivables Sale has occurred, the Outstanding Dollar Principal Amount shall be zero.

“Performing” means, with respect to any Derivative Agreement, that no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

“PFA Earnings Target” means, for any Distribution Date, with respect to any amount on deposit in a Principal Funding Subaccount (before giving effect to any deposits to be made on such date) for a Tranche of Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Distribution Date to but excluding such Distribution Date if it had borne interest at the following rates:

(a) in the case of a Tranche of Dollar Interest-bearing Notes with no Derivative Agreement for interest, the Note Interest Rate applicable to that Tranche;

(b) in the case of a Tranche of Discount Notes, the rate of accretion (converted to an accrual rate) of that Tranche as specified in or determined in accordance with the applicable Terms Document;

(c) in the case of a Tranche of Notes with a Performing Derivative Agreement for interest, the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable);

(d) in the case of a Tranche of Notes with a non-Performing Derivative Agreement for interest, the rate specified in the related Terms Document; or

(e) any other applicable rate specified in the related Terms Document for such Tranche.

“Pooling and Servicing Agreement” has the meaning set forth in the Indenture.

“Prefunding Class” has the meaning set forth in Section 4.03(a).

“Prefunding Excess Amount” for any Tranche of Notes shall have the meaning set forth in Section 4.04.

“Prefunding Negative Spread” means, for any Tranche of Notes for any Distribution Date, the positive difference, if any, between

(a) the PFA Earnings Target for amounts on deposit in the Principal Funding Subaccount in connection with Targeted Prefunding Deposits for such Tranche of Notes and

(b) the product of

(x)

the amount of income earned on all funds on deposit in the Principal Funding Subaccount for such Tranche (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding such Distribution Date and

(y)

a fraction, the numerator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Prefunding Deposits and the denominator of which is the amount on deposit in such Principal Funding Subaccount in connection with Targeted Principal Deposits.

“Prefunding Tranche” has the meaning set forth in Section 4.03(c).

“Principal Funding Account” means the trust account designated as such and established pursuant to Section 5.01.

“Principal Funding Subaccount” means any subaccount to the Principal Funding Account established for a particular Tranche of Notes pursuant to Section 5.01.

“Reallocated Finance Charge Amounts” has the meaning set forth in step (10) (Allocation from the DCMT Group One Interchange Reallocation Account) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Reallocated Principal Amounts” has the meaning set forth in step (64) (Allocation from the DCMT Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Receivables Sale” means, for any Tranche of Notes, each sale of Receivables by each Master Trust with respect to such Tranche pursuant to Section 4.05 and pursuant to Section 12(b) of the Series 2007-CC Supplement or a comparable provision of any other applicable agreement relating to any Additional Collateral Certificate.

“Receivables Sale Proceeds” means, for any Tranche of Notes, the net proceeds of a Receivables Sale. Receivables Sale Proceeds do not constitute Series Principal Amounts.

“Required Excess Spread Amount” means with respect to any Distribution Date for any Tranche of Notes, zero, unless otherwise specified in the applicable Terms Document for such Tranche.

“Required Subordinated Amount” means, with respect to any Tranche of Class A Notes, the Required Subordinated Amount of Class B Notes, the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, as applicable, for such Tranche; with respect to any Tranche of Class B Notes, the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, as applicable, for such Tranche; and with respect to any Tranche of Class C Notes, the Required Subordinated Amount of Class D Notes for such Tranche.

“Required Subordinated Amount of Class B Notes” means, for any Tranche of Class A Notes, the amount determined in accordance with the Terms Document for such Tranche.

“Required Subordinated Amount of Class C Notes” means, for any Tranche of Class A Notes or Class B Notes, the amount determined in accordance with the Terms Document for such Tranche.

“Required Subordinated Amount of Class D Notes” means, for any Tranche of Class A Notes, Class B Notes or Class C Notes, the amount determined in accordance with the Terms Document for such Tranche.

“Required Subordinated Amount Shortfall” has the meaning set forth in Section 4.03.

“Required Subordinated Percentage of Class B Notes” means, for any Tranche of Class A Notes, the Required Subordinated Percentage of Class B Notes specified in the Terms Document for such Tranche.

“Required Subordinated Percentage of Class C Notes” means, for any Tranche of Class A Notes, the Required Subordinated Percentage of Class C Notes set forth in the Terms Document for such Tranche, and for any Tranche of Class B Notes, the Required Subordinated Percentage of Class C Notes (Unencumbered) specified in the Terms Document for such Tranche.

“Required Subordinated Percentage of Class D Notes” means, for any Tranche of Class A Notes, the Required Subordinated Percentage of Class D Notes set forth in the Terms Document for such Tranche, and for any Tranche of Class B Notes or Class C Notes, the Required Subordinated Percentage of Class D Notes (Unencumbered) specified in the Terms Document for such Tranche; provided, however, that if the Required Subordinated Percentage of Class D Notes or the Required Subordinated Percentage of Class D Notes (Unencumbered), as applicable, is not set forth in the Terms Document for any Tranche, such percentage shall be deemed to be zero.

“Reserve Account Funding Shortfall” means, for any Tranche of Notes, an amount determined in accordance with step (53A) (Allocation from the DCMT Group One Finance Charge Collections Reallocation Account) of Section 3.01.

“Second Amended and Restated Indenture Supplement” is defined in the first paragraph of this Indenture Supplement.

“Senior Class” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes or Class B Notes and (c) with respect to the Class D Notes, the Class A Notes, Class B Notes or Class C Notes.

“Series Charge-offs” means, with respect to any Due Period, the amount of Charge-offs for such Due Period that are allocated to the DiscoverSeries in accordance with Section 502(b) of the Indenture.

“Series Finance Charge Amounts” means, with respect to any Due Period, the sum of (a) the Finance Charge Amounts that are allocated to the DiscoverSeries in accordance with Section 502(a) of the Indenture, (b) any amounts to be treated as Series Finance Charge Amounts pursuant to any Terms Document and (c) any amounts to be treated as Series Finance Charge Amounts pursuant to

•	step (2) (Withdrawal of Income on Accounts),

•	step (3) (Withdrawal from Accumulation Reserve Subaccounts to Cover Accumulation Negative Spread on Principal Funding Subaccounts),

•	step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts),

•	step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) and

•

step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01 (but in each case in this clause (c), only with respect to allocations made after the step in which such funds are designated as Series Finance Charge Amounts).

“Series Investor Interest” with respect to any series of Master Trust certificates issued by DCMT has the meaning set forth in the DCMT Pooling and Servicing Agreement.

“Series Principal Amounts” means, with respect to any Due Period, the sum of (a) the Principal Amounts that are allocated to the DiscoverSeries in accordance with Section 503 of the Indenture, (b) any amounts to be treated as Series Principal Amounts pursuant to any Terms Document (including, without limitation, any amounts paid with respect to any Note under any Derivative Agreement that are designated as Series Principal Amounts under the applicable Terms Document), and (c) any amounts to be treated as Series Principal Amounts pursuant to

•	step (16) (Current Charge-offs from Series Finance Charge Amounts),

•	step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

•	step (23) (Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts),

•	step (24) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (25) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (26) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (27) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts),

•	step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts),

•	step (73) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Class C Reserve Subaccounts) and

•

step (74) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Class D Reserve Subaccounts) of Section 3.01 (but in the case of this clause (c), only with respect to allocations made after the step in which such funds are designated as Series Principal Amounts).

“Series Repurchase Event” has the meaning set forth in the DCMT Pooling and Servicing Agreement (or other applicable Pooling and Servicing Agreement).

“Series Servicing Fees” mean, with respect to any Due Period, the Servicing Fee that is allocated to the DiscoverSeries in accordance with Section 504 of the Indenture, plus any Series Servicing Fee Shortfall from the prior Distribution Date.

“Series Servicing Fee Shortfall” has the meaning set forth in step (7) (Series Servicing Fees from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Stated Principal Amount,” with respect to any Note, has the meaning set forth in the related Terms Document.

“Subordinated Class” means (a) with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, (b) with respect to the Class B Notes, the Class C Notes and the Class D Notes, and (c) with respect to the Class C Notes, the Class D Notes.

“Subordination Waterfall” means the sequential adjustment steps relating to Usage and Available Subordinated Amounts set forth in Section 3.02.

“Targeted Accumulation Reserve Subaccount Deposit” for any Tranche of Notes has the meaning set forth in the applicable Terms Document.

“Targeted Cumulative Class C Reserve Deposit” for each Tranche of Class C Notes means, with respect to any Due Period, unless otherwise specified in the Terms Document for such Tranche, the product of

(a) the Class C Reserve Account Percentage for such Tranche for such Due Period,

(b) the sum of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Outstanding DiscoverSeries Notes (other than any Tranche of Outstanding Class D Notes), plus the amount of funds on deposit in the Principal Funding Subaccounts for all Tranches of Outstanding DiscoverSeries Notes in connection with Targeted Prefunding Deposits (after giving effect to any application of such deposits to Targeted Principal Deposits in accordance with Section 4.04(a)), in each case as of the last day of the preceding Due Period, and

(c) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes, in each case, as of the close of business on the last day of the preceding Due Period; provided, however, that for any Tranche of Class C Notes for which an Event of Default or an Early Redemption Event has occurred and is continuing (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), the Targeted Cumulative Class C Reserve Deposit for such Tranche shall be, unless otherwise specified in the Terms Document for such Tranche, the product of (a), (b) and (c) above on the date on which such event shall have occurred (after giving effect to any change in the Class C Reserve Account Percentage due to occurrence of such Event of Default or Early Redemption Event).

“Targeted Cumulative Class D Reserve Deposit” for each Tranche of Class D Notes means, with respect to any Due Period, unless otherwise specified in the Terms Document for such Tranche, the product of

(a) the Class D Reserve Account Percentage for such Tranche for such Due Period,

(b) the sum of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of DiscoverSeries Outstanding Notes, plus the amount of funds on deposit in the Principal Funding Subaccounts for all Tranches of Outstanding DiscoverSeries Notes in connection with Targeted Prefunding Deposits (after giving effect to any application of such deposits to Targeted Principal Deposits in accordance with Section 4.04(a)), in each case as of the last day of the preceding Due Period and

(c) a fraction, the numerator of which is the Nominal Liquidation Amount of such Tranche and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class D Notes, in each case, as of the close of business on the last day of the preceding Due Period. provided, however, that for any Tranche of Class D Notes for which an Event of Default or an Early Redemption Event has occurred and is continuing (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), the Targeted Cumulative Class D Reserve Deposit for such Tranche shall be, unless otherwise specified in the Terms Document for such Tranche, the product of (a), (b) and (c) above on the date on which such event shall have occurred (after giving effect to any change in the Class D Reserve Account Percentage due to occurrence of such Event of Default or Early Redemption Event).

“Targeted Prefunding Deposit” has the meaning set forth in Section 4.03.

“Targeted Principal Deposit” means, for any Distribution Date, (i) for any Tranche of Notes for which a Receivables Sale has occurred, zero, and (ii) for any other Tranche of Notes, the amount determined pursuant to clauses (a), (b), (c) or (d) below with respect to such Tranche for such Distribution Date, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, plus the Targeted Prefunding Deposit for such Tranche, as determined in accordance with Section 4.03.

(a) Deposits for Principal Payment Dates. For any Tranche that does not have an Accumulation Period, for any Distribution Date that is a Principal Payment Date for such Tranche,

(x)	(i)	the amount scheduled to be paid on such Principal Payment Date as specified in the related Terms Document, plus

	(ii)	any Targeted Principal Deposit that was scheduled to be paid or deposited on any previous Principal Payment Date that was not so paid or deposited, minus

(y)	the amount on deposit in the Principal Funding Subaccount for such Tranche that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(b) Deposits for Accumulation Periods. For any Tranche in its Accumulation Period, beginning with the Accumulation Commencement Date for such Tranche

(x)	(i)	the Accumulation Amount for such Tranche, plus

	(ii)	any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, minus

(y)	the amount on deposit in the Principal Funding Subaccount for such Tranche that was applied to the amount in clause (x) in accordance with Section 4.04(a),

(c) Deposits for Accelerated Tranche. For any Tranche that has been accelerated after the occurrence of an Event of Default, or if an Early Redemption Event with respect to such Tranche has occurred (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred), with respect to each Distribution Date following the Due Period in which such Event of Default or Early Redemption Event has occurred, the Nominal Liquidation Amount of such Tranche as of the first day of the preceding Due Period, or

(d) Derivative Payments. For any Tranche that has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty,

(x) (i)	the amount specified in the related Terms Document as the amount to be deposited on the applicable Distribution Date with respect to any payment to the Derivative Counterparty, plus

(ii)	any amount that was scheduled to be deposited on any previous Distribution Date that was not so deposited, minus

(y)

the amount on deposit in the Principal Funding Subaccount for such Tranche that was applied to the amount in clause (x) in accordance with Section 4.04(a), but in no case more than the Nominal Liquidation Amount of such Tranche; provided, however, that (i) the Targeted Principal Deposit for any Tranche of Class B Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class B Notes for all Outstanding Tranches of Class A Notes is zero, (ii) the Targeted Principal Deposit for any Tranche of Class C Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class C Notes for all Outstanding Tranches of Class A Notes is zero and the Class B Usage of Class C Notes for all Outstanding Tranches of Class B Notes is zero, and (iii) the Targeted Principal Deposit for any Tranche of Class D Notes will be zero prior to the Legal Maturity Date of such Tranche unless the Class A Usage of Class D Notes for all Outstanding Tranches of Class A Notes is zero, the Class B Usage of Class D Notes for all

Outstanding Tranches of Class B Notes is zero and the Class C Usage of Class D Notes for all Outstanding Tranches of Class C Notes is zero.

“Terms Document” means, with respect to any Class or Tranche of Notes, a supplement to this Indenture Supplement that establishes such Class or Tranche, in the case of Class A Notes, Class B Notes, Class C Notes or Class D Notes, in the form attached hereto as Exhibit A, B, C or D, as applicable, with such additional or different provisions as the Issuer determines are necessary or appropriate in connection with the issuance of any Tranche of Notes.

“Trust Agreement” has the meaning set forth in the Indenture.

“Trust Portfolio Repurchase Event” has the meaning set forth in the DCMT Pooling and Servicing Agreement (or other applicable Pooling and Servicing Agreement).

“Unreimbursed Series Charge-offs” has the meaning set forth in step (16) (Current Charge-offs from Series Finance Charge Amounts) of Section 3.01, as adjusted pursuant to subsequent steps of Section 3.01.

“Usage” means, with respect to any Tranche of Class A Notes, the Class A Usage of Class B Notes, the Class A Usage of Class C Notes or the Class A Usage of Class D Notes, as applicable, for such Tranche; with respect to any Tranche of Class B Notes, the Class B Usage of Class C Notes or the Class B Usage of Class D Notes, as applicable, for such Tranche; and with respect to any Tranche of Class C Notes, the Class C Usage of Class D Notes for such Tranche.

Section 1.02. Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Indenture Supplement and to perform the terms and provisions hereof;

(b) the execution, delivery and performance of this Indenture Supplement by the Issuer have been duly authorized by all necessary corporate and statutory trust proceedings of any Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority, and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Indenture Supplement is the valid, binding and enforceable obligations of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Indenture Supplement will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Indenture Supplement or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Indenture Supplement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture Supplement or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Indenture Supplement or the validity or enforceability of this Indenture Supplement.

Section 1.03. Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) the Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture Supplement; and

(c) this Indenture Supplement has been duly executed and delivered by the Indenture Trustee.

Section 1.04. Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Indenture Supplement is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Indenture Supplement and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, the Calculation Agent, any Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Indenture Supplement, and recourse may be had solely to the Collateral pledged to secure the DiscoverSeries Notes under the Indenture and this Indenture Supplement.

Section 1.05. Governing Law. THIS INDENTURE SUPPLEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06. Counterparts. This Indenture Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which, when executed, shall be deemed an original, but all of which together shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Indenture Supplement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Section 1.07. Effectiveness. This Indenture Supplement amends and restates the Second Amended and Restated Indenture Supplement as of the Merger Date. Prior to the Merger Date, the Second Amended and Restated Indenture Supplement shall remain in full force and effect and is in all respects ratified and confirmed. Upon the effectiveness of this Indenture Supplement on the Merger Date, the terms and provisions of the Second Amended and Restated Indenture Supplement shall be restated hereby in their entirety and each reference to the Second Amended and Restated Indenture Supplement in any other document, instrument or agreement shall mean and be a reference to this Indenture Supplement.

Section 1.08. Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

ARTICLE II

THE NOTES

Section 2.01. Creation and Designation.

(a) Under the Original Indenture Supplement, there was created a Series of Notes issued pursuant to the Indenture and the Original Indenture Supplement to be known as “Discover Card Execution Note Trust, DiscoverSeries” or the “DiscoverSeries Notes.” The DiscoverSeries Notes were issued in four Classes, the first of which is known as the “Class A Notes,” the second of which is known as the “Class B Notes,” the third of which is known as the “Class C Notes” and the fourth of which is known as the “Class D Notes.” The DiscoverSeries Notes are hereby continued under the Indenture and this Indenture Supplement, and shall continue to be issued in four Classes with the same designations as specified above in this Section 2.01(a).

(b) The DiscoverSeries Notes shall not be subordinated to any other Series of Notes.

(c) Notwithstanding the allocation provisions of the Indenture, this Indenture Supplement and the Indenture Supplements for each other Series of Notes, if any, to the extent that the DiscoverSeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Series of Notes secured by the Collateral, the DiscoverSeries Noteholders agree by acceptance of their DiscoverSeries Notes that their interest in those assets is subordinate to claims or rights of the Noteholders of such other Series of Notes to those other assets. Further, the DiscoverSeries Noteholders shall agree by their acceptance of their DiscoverSeries Notes that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

Section 2.02. New Issuances of Notes. The Issuer may issue new Tranches of Notes (including additional Notes of an Outstanding Tranche) to be included in the DiscoverSeries, so long as the following conditions precedent are satisfied:

(i) on or before the date that the new issuance is to occur, the Issuer shall have delivered to the Indenture Trustee a Terms Document relating to the applicable Tranche of Notes;

(ii) with respect to an issuance of Class A Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class B Notes must be at least equal to the Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes;

(iii) with respect to an issuance of Class A Notes or Class B Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class C Notes must be at least equal to the sum of (x) the aggregate Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes equal to zero and (y) the aggregate Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes;

(iv) with respect to an issuance of Class A Notes, Class B Notes or Class C Notes, immediately after giving effect to such issuance, the Nominal Liquidation Amount of the Class D Notes must be at least equal to the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes;

(v) the Issuer shall be entitled to cause an increase in the Series Investor Interest for the Series 2007-CC Collateral Certificate or any Additional Collateral Certificate by an amount equal to the Nominal Liquidation Amount for such Notes as specified in the related Terms Document and all conditions to such increase, including without limitation any conditions relating to the Minimum Principal Receivables Balance of DCMT or any comparable provision of any other applicable Master Trust, shall have been satisfied;

(vi) the conditions specified in Section 310 of the Indenture are satisfied (unless such issuance does not exceed the De Minimis Threshold, in which case only such conditions specified in Section 310 of the Indenture as the applicable Note Rating Agencies shall require shall be satisfied); provided that the requirement in Section 310(a)(iv) to deliver an Opinion of Counsel of the type specified in clause (d) of the definition of “Issuer Tax Opinion” need not be satisfied if the new Tranche of Notes (or the additional Notes of an Outstanding Tranche) is being issued only to a Person or Persons considered the same Person as the single beneficial owner of the Issuer for U.S. federal income tax purposes; provided, further that, for the avoidance of doubt, any one of the conditions specified in Section 310(a) of the Indenture may be eliminated or modified as a condition precedent to any new issuance of a Tranche of Notes as permitted by Section 310(a) of the Indenture; and

(vii) any other conditions specified in the related Terms Document.

Section 2.03. Cash Deposit in Class C Reserve Account and Class D Reserve Account. If the issuance of Notes pursuant to Section 2.02 is expected to result in an increase in the Targeted Cumulative Class C Reserve Deposit for any Tranche of Class C Notes or the Targeted Cumulative Class D Reserve Deposit for any Tranche of Class D Notes, immediately after receipt of the proceeds of the Notes issued pursuant to Section 2.02, the Issuer shall deposit an amount equal to such increase into each applicable Class C Reserve Subaccount or Class D Reserve Subaccount from the proceeds of such Notes.

ARTICLE III

ALLOCATIONS OF COLLECTIONS AND SUBORDINATION

Section 3.01. Allocations of Collections. The Indenture Trustee shall, on or before each Distribution Date cause allocations to be made in the order of priority specified, to the extent funds are available, to the account or Person indicated, in each case as set forth below. For the purpose of this section, unless otherwise provided in each paragraph, each amount referred in this section shall be computed after giving effect to preceding paragraphs but before giving effect to succeeding paragraphs.

(1) Series Finance Charge Amounts and Series Principal Amounts. All Series Finance Charge Amounts and Series Principal Amounts allocated to the DiscoverSeries pursuant to the Indenture or designated in any applicable Terms Document and received by the Note Issuance Trust in accordance with such Terms Document or any related agreement shall be deposited into the DiscoverSeries Collections Account; provided, however, that the Calculation Agent may direct each Master Trust Trustee to retain any funds in Master Trust accounts that will be allocated to Master Trust accounts or paid to each Master Servicer in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Series Finance Charge Amounts and Series Principal Amounts hereunder and allocated as if they had been so deposited.

(2) Withdrawal of Income on Accounts. An amount equal to income earned on all funds on deposit in the Principal Funding Account, the Interest Funding Account and the Accumulation Reserve Account (including all Subaccounts of such accounts) (net of investment expenses and losses) for the period from and including the prior Distribution Date to but excluding the current Distribution Date shall be withdrawn from each such account, deposited into the DiscoverSeries Collections Account, and treated as Series Finance Charge Amounts.

(3) Withdrawal from Accumulation Reserve Subaccounts to Cover Accumulation Negative Spread on Principal Funding Subaccounts. An amount equal to the Accumulation Negative Spread for any Principal Funding Subaccount for any Tranche of Notes in the Accumulation Period for such Tranche shall be withdrawn from the Accumulation Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account and treated as Series Finance Charge Amounts.

(4) Class A Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class A Interest Allocation and

(y)	the Series Finance Charge Amounts

shall be deposited into the Interest Funding Account. The amount by which the Class A Interest Allocation exceeds the amount of such deposit shall be the “Class A Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (4) shall be allocated to each Tranche of Class A Notes pro rata based on the ratio of the Class A Tranche Interest Allocation to the Class A Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class A Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class A Tranche Interest Allocation Shortfall” for such Tranche.

(5) Class B Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class B Interest Allocation and

(y)	the Series Finance Charge Amounts remaining after step (4) (Class A Interest Allocation from Series Finance Charge Amounts)

shall be deposited into the Interest Funding Account. The amount by which the Class B Interest Allocation exceeds the amount of such deposit shall be the “Class B Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit.

The amount deposited into the Interest Funding Account pursuant to this step (5) shall be allocated to each Tranche of Class B Notes pro rata based on the ratio of the Class B Tranche Interest Allocation to the Class B Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class B Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class B Tranche Interest Allocation Shortfall” for such Tranche.

(6) Class C Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class C Interest Allocation and

(y)

the Series Finance Charge Amounts remaining after step (5) (Class B Interest Allocation from Series Finance Charge Amounts) shall be deposited into the Interest Funding Account. The amount by which the Class C Interest Allocation exceeds the amount of such deposit shall be the “Class C Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (6) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of the Class C Tranche Interest Allocation to the Class C Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class C Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class C Tranche Interest Allocation Shortfall” for such Tranche.

(7) Series Servicing Fees from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the amount of the Series Servicing Fees and

(y)

the Series Finance Charge Amounts remaining after step (6) (Class C Interest Allocation from Series Finance Charge Amounts) shall be paid to each applicable Master Servicer in the proportions determined in accordance with the Indenture. The amount by which the Series Servicing Fee exceeds the amount of such payment shall be the “Series Servicing Fee Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such payments.

(8) Class D Interest Allocation from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class D Interest Allocation and

(y)	the Series Finance Charge Amounts remaining after step (7) (Series Servicing Fees from Series Finance Charge Amounts)

shall be deposited into the Interest Funding Account. The amount by which the Class D Interest Allocation exceeds the amount of such deposit shall be the “Class D Interest Allocation Shortfall.” The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (8) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of the Class D Tranche Interest Allocation to the Class D Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The amount by which the Class D Tranche Interest Allocation for any Tranche exceeds the amount of such deposit shall be the “Class D Tranche Interest Allocation Shortfall” for such Tranche.

(9) Allocation from the DCMT Group One Finance Charge Collections Reallocation Account. The Calculation Agent shall notify the Master Servicer and the Master Trust Trustee for DCMT of the amount equal to the product of

(x)

the sum of the Class A Interest Allocation Shortfall, the Class B Interest Allocation Shortfall, the Class C Interest Allocation Shortfall, the Series Servicing Fee Shortfall and the Class D Interest Allocation Shortfall and

(y)

the Series 2007-CC Collateral Certificate Percentage which amount, together with any comparable amount determined pursuant to a provision comparable to this step (9) in the Indenture Supplement for any other Series established in relation to the Note Issuance Trust, shall constitute the “Class A Required Amount Shortfall” for purposes of Section 9(b)(6) of the Series 2007-CC Supplement. The Class A Required Amount Shortfall shall be reduced by the amount of funds on deposit in the DCMT Group One Finance Charge Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(6) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account; provided, however, that the Calculation Agent may direct the Master Trust Trustee for DCMT to retain any funds in DCMT accounts that will be paid to the Master Servicer for DCMT in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Reallocated Finance Charge Amounts hereunder and allocated as if they had been so deposited. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (9) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(10) Allocation from the DCMT Group One Interchange Reallocation Account. For so long as any series issued by DCMT is outstanding that is not designated as an Interchange Series in accordance with the DCMT Pooling and Servicing Agreement and the series supplement for such series, the Class A Required Amount Shortfall shall be reduced by the amount of funds on deposit in the DCMT Group One Interchange Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(9) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of step (9) (Allocation from the DCMT Group One Finance Charge Collections Reallocation Account) to an interchange reallocation account for such Additional Collateral Certificates shall be specified in the documents relating to such addition. The amounts deposited into the DiscoverSeries Collections Account under step (9) and this step (10) are collectively the “Reallocated Finance Charge Amounts”; provided, however, that the Calculation Agent may direct the Master Trust Trustee for DCMT to retain any funds in DCMT accounts that will be paid to the Master Servicer for DCMT in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Reallocated Finance Charge Amounts hereunder and allocated as if they had been so deposited.

(11) Class A Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class A Interest Allocation Shortfall after step (4) (Class A Interest Allocation from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts shall be deposited into the Interest Funding Account. The Class A Interest Allocation Shortfall and the Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (11) shall be allocated to each Tranche of Class A Notes pro rata based on the ratio of the Class A Tranche Interest Allocation to the Class A Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.

(12) Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class B Interest Allocation Shortfall after step (5) (Class B Interest Allocation from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (11) (Class A Interest Allocation Shortfall from Reallocated Finance

Charge Amounts) shall be deposited into the Interest Funding Account. The Class B Interest Allocation Shortfall and the Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (12) shall be allocated to each Tranche of Class B Notes pro rata based on the ratio of the Class B Tranche Interest Allocation to the Class B Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.

(13) Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class C Interest Allocation Shortfall after step (6) (Class C Interest Allocation from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts remaining after step (12) (Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts) shall be deposited into the Interest Funding Account. The Class C Interest Allocation Shortfall and the Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (13) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of the Class C Tranche Interest Allocation to the Class C Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class C Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.

(14) Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Series Servicing Fee Shortfall after step (7) (Series Servicing Fees from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts remaining after step (13) (Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts) shall be paid to each applicable Master Servicer in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall and the Reallocated Finance Charge Amounts shall be reduced by the amount of such payment.

(15) Class D Interest Allocation Shortfall from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class D Interest Allocation Shortfall after step (8) (Class D Interest Allocation from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts remaining after step (14) (Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts) shall be deposited into the Interest Funding Account. The Class D Interest Allocation Shortfall and the Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Interest Funding Account pursuant to this step (15) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of the Class D Tranche Interest Allocation to the Class D Interest Allocation and deposited into the applicable Interest Funding Subaccount for such Tranche. The Class D Tranche Interest Allocation Shortfall for each Tranche shall be reduced by such deposit.

(16) Current Charge-offs from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Series Charge-offs and

(y)

the Series Finance Charge Amounts remaining after step (8) (Class D Interest Allocation from Series Finance Charge Amounts) shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (1) (Series Finance Charge Amounts and Series Principal Amounts)) and the Series Charge-offs shall be deemed to be reimbursed by such amount. Any portion of Series Charge-offs that is not reimbursed as set forth above shall be the “Unreimbursed Series Charge-offs.” The Series Finance Charge Amounts shall be reduced by the amount of Series Charge-offs reimbursed pursuant to this step (16).

(17) Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class A Nominal Liquidation Amount Deficit and

(y)

the Series Finance Charge Amounts remaining after step (16) (Current Charge-offs from Series Finance Charge Amounts) shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (16) (Current Charge-offs from Series Finance Charge Amounts)) and the Class A Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class A Nominal Liquidation Amount Deficit reimbursed pursuant to this step (17). The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class A Notes to the Class A Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class A Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

(18) Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class B Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)) and the Class B Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to this step (18). The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class B Notes to the Class B Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class B Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (2) of the Subordination Waterfall after giving effect to this step (18):

• Class A Usage of Class B Notes

(19) Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class C Nominal Liquidation Amount Deficit and

(y)

the Series Finance Charge Amounts remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)) and the Class C Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to this step (19). The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class C Notes to the Class C Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class C Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (3) of the Subordination Waterfall, after giving effect to this step (19):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(20) Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class D Nominal Liquidation Amount Deficit and

(y)	the Series Finance Charge Amounts remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)) and the Class D Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Series Finance Charge Amounts shall be reduced by the amount of the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to this step (20). The Nominal Liquidation Amount of each Tranche of Class D Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class D Notes to the Class D Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class D Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (4) of the Subordination Waterfall after giving effect to this step (20):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(21) Allocation from the DCMT Group One Finance Charge Collections Reallocation Account. The Calculation Agent shall notify the Master Servicer and the Master Trust Trustee for DCMT of an amount equal to the product of

(x)	the sum of:

(i)	the Unreimbursed Series Charge-offs after step (16) (Current Charge-offs from Series Finance Charge Amounts),

(ii)	the Class A Nominal Liquidation Amount Deficit remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

(iii)	the Class B Nominal Liquidation Amount Deficit remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts),

(iv)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), and

(v)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), and

(y)	the Series 2007-CC Collateral Certificate Percentage

which amount, together with any comparable amount determined pursuant to a provision comparable to this step (21) in the Indenture Supplement for any other Series established in relation to the Note Issuance Trust, shall constitute the “Class A Cumulative Investor Charged-Off Amount” for purposes of Section 9(b)(7) of the Series 2007-CC Supplement. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the portion of the amount of funds on deposit in the DCMT Group One Finance Charge Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(7) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account; provided, however, that the Calculation Agent may direct the Master Trust Trustee for DCMT to retain any funds in DCMT accounts that will be allocated to DCMT accounts or paid to the Master Servicer for DCMT in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Reallocated Finance Charge Amounts hereunder and allocated as if they had been so deposited. The Reallocated Finance Charge Amounts shall be increased by the amount of such deposit. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (21) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(22) Allocation from the DCMT Group One Interchange Reallocation Account. For so long as any series issued by DCMT is outstanding that is not designated as an Interchange Series in accordance with the DCMT Pooling and Servicing Agreement and the series supplement for such series, the Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of funds on deposit in the DCMT Group One Interchange Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(10) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account; provided, however, that the Calculation Agent may direct the Master Trust Trustee for DCMT to retain any funds in DCMT accounts that will be allocated to DCMT accounts or paid to the Master Servicer for DCMT in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Reallocated Finance Charge Amounts hereunder and allocated as if they had been so deposited. The Reallocated Finance Charge Amounts shall be increased by the amount of such deposit. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of step (21) (Allocation from the DCMT Group One Finance Charge Collections Reallocation Account) to an interchange reallocation account for such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(23) Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Unreimbursed Series Charge-offs after step (16) (Current Charge-offs from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts after step (22) (Allocation from the DCMT Group One Interchange Reallocation Account)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)) and Unreimbursed Series Charge-offs shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of Unreimbursed Series Charge-offs reimbursed pursuant to this step (23).

(24) Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class A Nominal Liquidation Amount Deficit remaining after step (17) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (23) (Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (23) (Unreimbursed Current Charge-offs from Reallocated Finance Charge Amounts)) and the Class A Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class A Nominal Liquidation Amount Deficit reimbursed pursuant to this step (24). The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class A Notes to the Class A Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class A Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

(25) Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class B Nominal Liquidation Amount Deficit remaining after step (18) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts remaining after step (24) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts) shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (24) (Reimbursement of Class A Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)) and the Class B Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to this step (25). The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class B Notes to the Class B Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class B Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (5) of the Subordination Waterfall after giving effect to this step (25):

• Class A Usage of Class B Notes

(26) Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (25) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (25) (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)) and the Class C Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to this step (26). The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class C Notes to the Class C Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class C Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (6) of the Subordination Waterfall after giving effect to this step (26):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(27) Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) and

(y)	the Reallocated Finance Charge Amounts remaining after step (26) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)

shall be treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (26) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts)) and the Class D Nominal Liquidation Amount Deficit shall be deemed to be reimbursed by such amount. The Reallocated Finance Charge Amounts shall be reduced by the amount of the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to this step (27). The Nominal Liquidation Amount of each Tranche of Class D Notes shall be increased by the amount of such allocation pro rata based on the ratio of the Nominal Liquidation Amount Deficit of such Tranche of Class D Notes to the Class D Nominal Liquidation Amount Deficit, each as of the first day of the related Due Period; provided, however, that the Nominal Liquidation Amount of a Tranche of Class D Notes shall not be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (7) of the Subordination Waterfall after giving effect to this step (27):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(28) Unreimbursed Current Charge-offs; Initial Allocation. An amount of the Unreimbursed Series Charge-offs shall be allocated to each Tranche of Outstanding Notes in the Series pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche to the Nominal Liquidation Amount of all Tranches of DiscoverSeries Notes, each as of the first day of the related Due Period. The Nominal Liquidation Amount of each Tranche shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the amount of such allocation. Any such allocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Notes below zero will be reallocated to the remaining Tranches of Outstanding Notes in the Series as set forth in this step (28), but in no event will the Nominal Liquidation Amount (after giving effect to this step (28)) of any Tranche of Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (8) of the Subordination Waterfall after giving effect to this step (28):

• Class A Usage of Class B Notes

• Class A Usage of Class C Notes

• Class A Usage of Class D Notes

• Class B Usage of Class C Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(29) Unreimbursed Current Charge-offs; Reallocation from Class A to Class D. For each Tranche of Class A Notes, an amount equal to the lesser of

(x)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche of Class A Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation) and

(y)

the Class A Available Subordinated Amount of Class D Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)

shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (29), but in no event will the Nominal Liquidation Amount (after giving effect to this step (29)) of any Tranche of Class D Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (9) of the Subordination Waterfall after giving effect to this step (29):

☐	Class A Usage of Class D Notes

☐	Class B Usage of Class D Notes

☐	Class C Usage of Class D Notes

(30) Unreimbursed Current Charge-offs; Reallocation from Class A to Class C. For each Tranche of Class A Notes, an amount equal to the lesser of

(x) (i)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation), minus

(ii)	the amount reallocated from such Tranche to the Class D Notes pursuant to step (29) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class D) and

(y)

the Class A Available Subordinated Amount of Class C Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)

shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (30), but in no event will the Nominal Liquidation Amount (after giving effect to this step (30)) of any Tranche of Class C Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (10) of the Subordination Waterfall after giving effect to this step (30):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(31) Unreimbursed Current Charge-offs; Reallocation from Class A to Class B. For each Tranche of Class A Notes, an amount equal to the lesser of

(x) (i)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation), minus

(ii)	the amount reallocated from such Tranche to the Class D Notes pursuant to step (29) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class D), minus

(iii)	the amount reallocated from such Tranche to the Class C Notes pursuant to step (30) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C) and

(y)

the Class A Available Subordinated Amount of Class B Notes for such Tranche of Class A Notes after step (8) of the Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs) shall be reallocated to the Class B Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all Tranches of Class B Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class B Notes below zero will be reallocated to the remaining Tranches of Class B Notes as set forth in this step (31), but in no event will the Nominal Liquidation Amount (after giving effect to this step (31)) of any Tranche of Class B Notes be reduced below zero.

The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (11) of the Subordination Waterfall after giving effect to this step (31):

• Class A Usage of Class B Notes

(32) Unreimbursed Current Charge-offs; Reallocation from Class B to Class D. For each Tranche of Class B Notes, an amount equal to the lesser of

(x)	the sum of

(i)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation) and

(ii)	the amount reallocated to such Tranche pursuant to step (31) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B), and

(y)

the Class B Available Subordinated Amount of Class D Notes for such Tranche of Class B Notes after step (9) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class D)

shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (32), but in no event will the Nominal Liquidation Amount (after giving effect to this step (32)) of any Tranche of Class D Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (12) of the Subordination Waterfall after giving effect to this step (32):

• Class A Usage of Class B Notes

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(33) Unreimbursed Current Charge-offs; Reallocation from Class B to Class C. For each Tranche of Class B Notes, an amount equal to the lesser of

(x) (i)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation), plus

(ii)	the amount of Unreimbursed Series Charge-offs reallocated to such Tranche pursuant to step (31) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B), minus

(iii)	the amount of Unreimbursed Series Charge-offs reallocated from such Tranche to the Class D Notes pursuant to step (32) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D), and

(y)

the Class B Available Subordinated Amount of Class C Notes for such Tranche of Class B Notes after step (10) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class C)

shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (33), but in no event will the Nominal Liquidation Amount (after giving effect to this step (33)) of any Tranche of Class C Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (13) of the Subordination Waterfall after giving effect to this step (33):

• Class A Usage of Class B Notes

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(34) Unreimbursed Current Charge-offs; Reallocation from Class C to Class D. For each Tranche of Class C Notes, an amount equal to the lesser of

(x)	the sum of

(i)	the amount of Unreimbursed Series Charge-offs allocated to such Tranche of Class C Notes pursuant to step (28) (Unreimbursed Current Charge-offs; Initial Allocation),

(ii)	the amount of Unreimbursed Series Charge-offs reallocated to such Tranche of the Class C Notes pursuant to step (30) (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C) and

(iii)	the amount of Unreimbursed Series Charge-offs reallocated to such Tranche of Class C Notes pursuant to step (33) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C), and

(y)

the Class C Available Subordinated Amount of Class D Notes for such Tranche of Class C Notes after step (12) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class D) shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal

Liquidation Amount of all Tranches of Class D Notes, each as of the first day of the related Due Period. Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (34), but in no event will the Nominal Liquidation Amount (after giving effect to this step (34)) of any Tranche of Class D Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (14) of the Subordination Waterfall after giving effect to this step (34):

• Class A Usage of Class C Notes

• Class A Usage of Class D Notes

• Class B Usage of Class C Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(35) Class A Interest Allocation Shortfall from Class D Principal. For each Tranche of Class A Notes, an amount equal to the least of

(x)	the Class A Tranche Interest Allocation Shortfall for such Tranche remaining after step (11) (Class A Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)

a pro rata share of the Class D Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall, in each case remaining after step (11) and

(z)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (14) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class C to Class D)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the

Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each as of the first day of the related Due Period.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (15) of the Subordination Waterfall after giving effect to this step (35):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(36) Class A Interest Allocation Shortfall from Class C Principal. For each Tranche of Class A Notes, an amount equal to the least of

(x)	the Class A Tranche Interest Allocation Shortfall remaining after step (35) (Class A Interest Allocation Shortfall from Class D Principal),

(y)

a pro rata share of the Class C Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall, in each case remaining after step (35) and

(z)

the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (14) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class C to Class D)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class C Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each after giving effect to step (34) (Unreimbursed Current Charge-offs; Reallocation from Class C to Class D).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (16) of the Subordination Waterfall after giving effect to this step (36):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(37) Class A Interest Allocation Shortfall from Class B Principal. For each Tranche of Class A Notes, an amount equal to the least of

(x)	the Class A Tranche Interest Allocation Shortfall remaining after step (36) (Class A Interest Allocation Shortfall from Class C Principal),

(y)

a pro rata share of the Class B Principal Allocation, based on the ratio of the Class A Tranche Interest Allocation Shortfall for such Tranche to the Class A Interest Allocation Shortfall, in each case remaining after step (36) and

(z)

the Class A Available Subordinated Amount of Class B Notes for such Tranche after step (13) of the Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class C) shall be deposited into the Interest Funding Subaccount for such Tranche. The Class A Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class A Interest Allocation Shortfall, the Class B Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all Tranches of Class B Notes, each after giving effect to step (33) (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C).

The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (17) of the Subordination Waterfall after giving effect to this step (37):

• Class A Usage of Class B Notes

(38) Class B Interest Allocation Shortfall from Class D Principal. For each Tranche of Class B Notes, an amount equal to the least of

(x)	the Class B Tranche Interest Allocation Shortfall remaining after step (12) (Class B Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)	a pro rata share of the Class D Principal Allocation remaining after step (35) (Class A Interest Allocation Shortfall from Class D Principal) based on the ratio of the Class B Tranche Interest

Allocation Shortfall for such Tranche to the Class B Interest Allocation Shortfall, in each case remaining after step (12) and

(z)

the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (15) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class B Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each after giving effect to step (35).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (18) of the Subordination Waterfall after giving effect to this step (38):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(39) Class B Interest Allocation Shortfall from Class C Principal. For each Tranche of Class B Notes, an amount equal to the least of

(x)	the Class B Tranche Interest Allocation Shortfall remaining after step (38) (Class B Interest Allocation Shortfall from Class D Principal),

(y)

a pro rata share of the Class C Principal Allocation remaining after step (36) (Class A Interest Allocation Shortfall from Class C Principal) based on the ratio of the Class B Tranche Interest Allocation Shortfall for such Tranche to the Class B Interest Allocation Shortfall, in each case remaining after step (38) and

(z)

the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (16) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Class A Interest Allocation Shortfall)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class B Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class B Interest

Allocation Shortfall, the Class C Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each after giving effect to step (36).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (19) of the Subordination Waterfall after giving effect to this step (39):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(40) Class C Interest Allocation Shortfall from Class D Principal. For each Tranche of Class C Notes, an amount equal to the least of

(x)	the Class C Tranche Interest Allocation Shortfall remaining after step (13) (Class C Interest Allocation Shortfall from Reallocated Finance Charge Amounts),

(y)

a pro rata share of the Class D Principal Allocation remaining after step (38) (Class B Interest Allocation Shortfall from Class D Principal) based on the ratio of the Class C Tranche Interest Allocation Shortfall for such Tranche to the Class C Interest Allocation Shortfall, in each case remaining after step (13) and

(z)

the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (18) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall)

shall be deposited into the Interest Funding Subaccount for such Tranche. The Class C Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit. The Class C Interest Allocation Shortfall, the Class D Principal Allocation and the Series Principal Amounts shall be reduced by the aggregate amount of such deposits for all Tranches of Class C Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit for such Tranche shall be increased, by the aggregate amount of such deposits for all Tranches of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each after giving effect to step (38).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (20) of the Subordination Waterfall after giving effect to this step (40):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(41) Series Servicing Fee Shortfall from Class D Principal. An amount equal to the least of

(x)	the Series Servicing Fee Shortfall remaining after step (14) (Series Servicing Fee Shortfall from Reallocated Finance Charge Amounts),

(y)	the Class D Principal Allocation remaining after step (40) (Class C Interest Allocation Shortfall from Class D Principal) and

(z)

the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (20) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall)

shall be paid to each applicable Master Servicer in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class D Principal Allocation and the Series Principal Amounts shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class D Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each after giving effect to step (40).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (21) of the Subordination Waterfall after giving effect to this step (41):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(42) Series Servicing Fee Shortfall from Class C Principal. An amount equal to the least of

(x)	the Series Servicing Fee Shortfall remaining after step (41) (Series Servicing Fee Shortfall from Class D Principal),

(y)	the Class C Principal Allocation remaining after step (39) (Class B Interest Allocation Shortfall from Class C Principal) and

(z)	the sum of:

(i)	the aggregate amount of Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes equal to zero and

(ii)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes,

in each case, after step (19) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Class B Interest Allocation Shortfall),

shall be paid to each applicable Master Servicer in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class C Principal Allocation and the Series Principal Amounts shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class C Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each after giving effect to step (39).

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (22) of the Subordination Waterfall after giving effect to this step (42):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(43) Series Servicing Fee Shortfall from Class B Principal. An amount equal to the least of

(x)	the Series Servicing Fee Shortfall remaining after step (42) (Series Servicing Fee Shortfall from Class C Principal),

(y)	the Class B Principal Allocation remaining after step (37) (Class A Interest Allocation Shortfall from Class B Principal) and

(z)

the aggregate amount of Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes after step (17) of the Subordination Waterfall (Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall)

shall be paid to each applicable Master Servicer in the proportions determined in accordance with the Indenture. The Series Servicing Fee Shortfall, the Class B Principal Allocation and the Series Principal Amounts shall be reduced by the amount of such payment. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced, and the Nominal Liquidation Amount Deficit of each Tranche of Class B Notes shall be increased, by the amount of such payment pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class B Notes to the Nominal Liquidation Amount of all Tranches of Class B Notes, each after giving effect to step (37).

The following Usage amount (and any related Available Subordinated Amount) shall be adjusted in accordance with step (23) of the Subordination Waterfall after giving effect to this step (43):

• Class A Usage of Class B Notes

(44) Class C Interest Allocation Shortfall from Class C Reserve Subaccount. For each Tranche of Class C Notes, an amount equal to the lesser of

(x)	the Class C Tranche Interest Allocation Shortfall for such Tranche remaining after step (40) (Class C Interest Allocation Shortfall from Class D Principal) and

(y)

the amount on deposit in the Class C Reserve Subaccount for such Tranche shall be withdrawn from the Class C Reserve Subaccount for such Tranche and deposited into the Interest Funding Subaccount for such Tranche. Such Class C Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit, and the Class C Interest Allocation Shortfall shall be reduced by the sum of all such deposits.

(45) Class D Interest Allocation Shortfall from Class D Reserve Subaccount. For each Tranche of Class D Notes, an amount equal to the lesser of

(x)	the Class D Tranche Interest Allocation Shortfall for such Tranche remaining after step (15) (Class D Interest Allocation Shortfall from Reallocated Finance Charge Amounts) and

(y)	the amount on deposit in the Class D Reserve Subaccount for such Tranche shall be withdrawn from the Class D Reserve Subaccount for such Tranche and deposited into the Interest Funding Subaccount for such Tranche. Such Class D Tranche Interest Allocation Shortfall shall be reduced by the amount of such deposit, and the Class D Interest Allocation Shortfall shall be reduced by the sum of all such deposits.

(46) Reallocation of Class B Nominal Liquidation Amount Deficit to Class D. For each Tranche of Class B Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (43) (Series Servicing Fee Shortfall from Class B Principal) and

(y)

the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (21) of the Subordination Waterfall (Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall)

shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each after giving effect to step (41) (Series Servicing Fee Shortfall from Class D Principal). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (46), but in no event will the Nominal Liquidation Amount (after giving effect to this step (46)) of any Tranche of Class D Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (24) of the Subordination Waterfall after giving effect to this step (46):

• Class A Usage of Class B Notes

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(47) Reallocation of Class B Nominal Liquidation Amount Deficit to Class C. For each Tranche of Class B Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (46) (Reallocation of Class B Nominal Liquidation Amount Deficit to Class D) and

(y)

the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (22) of the Subordination Waterfall (Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall)

shall be reallocated to the Class C Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class C Notes to the Nominal Liquidation Amount of all Tranches of Class C Notes, each after giving effect to step (42) (Series Servicing Fee Shortfall from Class C Principal). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class C Notes below zero will be reallocated to the remaining Tranches of Class C Notes as set forth in this step (47), but in no event will the Nominal Liquidation Amount (after giving effect to this step (47)) of any Tranche of Class C Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (25) of the Subordination Waterfall after giving effect to this step (47):

• Class A Usage of Class B Notes

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(48) Reallocation of Class C Nominal Liquidation Amount Deficit to Class D. For each Tranche of Class C Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after giving effect to step (47) (Reallocation of Class B Nominal Liquidation Amount Deficit to Class C) and

(y)

the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (24) of the Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class D)

shall be reallocated to the Class D Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be increased, and the Nominal Liquidation Amount Deficit of such Tranche shall be reduced, by the amount of such reallocation. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced, and the Nominal Liquidation Amount Deficit of such Tranche shall be increased, by the aggregate amount of such reallocation for all Tranches of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes to the Nominal Liquidation Amount of all Tranches of Class D Notes, each after giving effect to step (46) Reallocation of Class B Nominal Liquidation Amount Deficit to Class D). Any such reallocation (or portion thereof) that would otherwise have reduced the Nominal Liquidation Amount of a Tranche of Class D Notes below zero will be reallocated to the remaining Tranches of Class D Notes as set forth in this step (48), but in no event will the

Nominal Liquidation Amount (after giving effect to this step (48)) of any Tranche of Class D Notes be reduced below zero.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (26) of the Subordination Waterfall after giving effect to this step (48):

• Class A Usage of Class C Notes

• Class A Usage of Class D Notes

• Class B Usage of Class C Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(49) Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts. For each Tranche of DiscoverSeries Notes, an amount equal to the excess, if any, of

(x)

the amount of deposits in the Accumulation Reserve Subaccount for such Tranche remaining after step (3) (Withdrawal from Accumulation Reserve Subaccounts to Cover Accumulation Negative Spread on Principal Funding Subaccounts), over

(y)

the Targeted Accumulation Reserve Subaccount Deposit shall be withdrawn from the Accumulation Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts remaining after step (20) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts)).

(50) Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the sum of the excess, if any, with respect to each Tranche of Notes, of

(i)	the Targeted Accumulation Reserve Subaccount Deposit, over

(ii)

the amount of deposits in the Accumulation Reserve Subaccount for such Tranche remaining after step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts) and

(y)	the Series Finance Charge Amounts after step (49)

shall be deposited into the Accumulation Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Accumulation Reserve Account pursuant to this step (50) shall be allocated to each Tranche of Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for such Tranche to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Notes, and deposited into the applicable Accumulation Reserve Subaccount for such Tranche. The amount, if any, by which the amount determined in clause (x) above for all Tranches exceeds the amount determined in clause (y) above, shall be the “Accumulation Reserve Shortfall Amount.”

(51) Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts. For each Tranche of Class C Notes, an amount equal to the excess, if any, of

(x)

the amount of deposits (including income earned on funds on deposit) in each Class C Reserve Subaccount for such Tranche remaining after step (44) (Class C Interest Allocation Shortfall from Class C Reserve Subaccount), over

(y)	the Targeted Cumulative Class C Reserve Deposit for such Tranche shall be withdrawn from the Class C Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts remaining after step (50) (Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts)); provided, however, that the amount to be withdrawn shall not exceed the difference between the amount in clause (x) and the Nominal Liquidation Amount Deficit for such Tranche after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D).

(52) Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts. For each Tranche of Class D Notes, an amount equal to the excess, if any, of

(x)

the amount of deposits (including income earned on funds on deposit) in each Class D Reserve Subaccount for such Tranche remaining after step (45) (Class D Interest Allocation Shortfall from Class D Reserve Subaccount), over

(y)	the Targeted Cumulative Class D Reserve Deposit for such Tranche shall be withdrawn from the Class D Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account, and treated as Series Finance Charge Amounts (to be added to the Series Finance Charge Amounts after step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts)) ; provided, however, that the amount to be withdrawn shall not exceed the difference between the amount in clause (x) and the Nominal Liquidation Amount Deficit for such Tranche after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D).

(53) Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the sum of the excess, if any, with respect to each Tranche of Class C Notes, of

(i)	the Targeted Cumulative Class C Reserve Deposit for such Tranche, over

(ii)

the amount of deposits (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche remaining after step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts), and

(y)	the Series Finance Charge Amounts after step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts)

shall be deposited into the Class C Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Class C Reserve Account pursuant to this step (53) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for such Tranche of Class C Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Class C Notes, and deposited into the applicable Class C Reserve Subaccount for such Tranche. The amount, if any, by which the amount determined in clause (x) above for all Tranches exceeds the amount determined in clause (y) above, shall be the “Class C Reserve Shortfall Amount.”

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (27) of the Subordination Waterfall after giving effect to this step (53):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(53A) Allocation from the DCMT Group One Finance Charge Collections Reallocation Account. The Calculation Agent shall notify the Master Servicer and the Master Trust Trustee for DCMT of an amount equal to the product of

(x)	the sum of:

(i)	the Accumulation Reserve Shortfall Amount after step (50), and

(ii)	the Class C Reserve Shortfall Amount after step (53) and

(y)	the Series 2007-CC Collateral Certificate Percentage

which amount, together with any comparable amount determined pursuant to a provision comparable to this step (53A) in the Indenture Supplement for any other Series established in relation to the Note Issuance Trust, shall constitute the “Reserve Account Funding Shortfall” for purposes of Section 9(b)(8) of the Series 2007-CC Supplement. The Reserve Account Funding Shortfall shall be reduced by the amount of funds on deposit in the DCMT Group One Finance Charge Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with clause (ii) of Section 9(b)(8) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account; provided, however, that the Calculation Agent may direct the Master Trust Trustee for DCMT to retain any funds in DCMT accounts that will be allocated to DCMT accounts or paid to the Master Servicer for DCMT in accordance with these Cash Flows, and any such amounts shall not be deposited into the DiscoverSeries Collections Account; and provided, further, that any such amounts shall nonetheless be treated as Reallocated Finance Charge Amounts hereunder and allocated as if they had been so deposited. The Reallocated Finance Charge Amounts shall be increased by the amount of such deposit. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (53A) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(53B) Targeted Deposit to Accumulation Reserve Subaccounts from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the sum of the excess, if any, with respect to each Tranche of Notes, of

(i)	the Targeted Accumulation Reserve Subaccount Deposit, over

(ii)	the amount of deposits in the Accumulation Reserve Subaccount for such Tranche remaining after step (50) (Targeted Deposit to Accumulation Reserve Subaccounts from Series Finance Charge Amounts) and

(y)

the Reallocated Finance Charge Amounts after step (53A) shall be deposited into the Accumulation Reserve Account. The Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Accumulation Reserve Account pursuant to this step (53B) shall be allocated to each Tranche of Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for such Tranche to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Notes, and deposited into the applicable Accumulation Reserve Subaccount for such Tranche.

(53C) Targeted Deposit to Class C Reserve Subaccounts from Reallocated Finance Charge Amounts. An amount equal to the lesser of

(x)	the sum of the excess, if any, with respect to each Tranche of Class C Notes, of

(i)	the Targeted Cumulative Class C Reserve Deposit for such Tranche, over

(ii)

the amount of deposits (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche remaining after step (53) (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts), and

(y)	the Reallocated Finance Charge Amounts after step (53B) (Targeted Deposit to Accumulation Reserve Subaccounts from Reallocated Finance Charge Amounts)

shall be deposited into the Class C Reserve Account. The Reallocated Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Class C Reserve Account pursuant to this step (53C) shall be allocated to each Tranche of Class C Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for such Tranche of Class C Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Class C Notes, and deposited into the applicable Class C Reserve Subaccount for such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (27) of the Subordination Waterfall after giving effect to this step (53C):

• Class A Usage of Class C Notes

• Class B Usage of Class C Notes

(54) Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts. An amount equal to the lesser of

(x)	the sum of the excess, if any, with respect to each Tranche of Class D Notes, of

(i)	the Targeted Cumulative Class D Reserve Deposit for such Tranche, over

(ii)

the amount of deposits (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche remaining after step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts), and

(y)	the Series Finance Charge Amounts remaining after step (53) (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts)

shall be deposited into the Class D Reserve Account. The Series Finance Charge Amounts shall be reduced by the amount of such deposit. The amount deposited into the Class D Reserve Account pursuant to this step (54) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of (A) the amount determined pursuant to clause (x) for such Tranche of Class D Notes to (B) the sum of the amounts determined pursuant to clause (x) for all Tranches of Class D Notes, and deposited into the applicable Class D Reserve Subaccount for such Tranche.

The following Usage amounts (and any related Available Subordinated Amounts) shall be adjusted in accordance with step (28) of the Subordination Waterfall after giving effect to this step (54):

• Class A Usage of Class D Notes

• Class B Usage of Class D Notes

• Class C Usage of Class D Notes

(55) Other Deposits and Payments from Series Finance Charge Amounts. If required by the Terms Documents for any Class or Tranche of Notes, any other payment or deposit shall be made from Series Finance Charge Amounts remaining after step (54) (Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) as required thereby. Unless otherwise specified in any applicable Terms Document, all allocations under this step (55) shall be made pro rata based on the ratio of the amount of the targeted payment or deposit for each Tranche of Notes to the aggregate amount of the targeted payments or deposits for all Tranches of Notes. Notwithstanding the foregoing, this step (55) may be subdivided into sequential payment steps to the extent required under any Terms Document.

(56) Reallocation of Series Finance Charge Amounts to the DCMT Group One Finance Charge Collections Reallocation Account. A positive amount, if any, equal to the product of

(x)	the amount of Series Finance Charge Amounts remaining after step (55) (Other Deposits and Payments from Series Finance Charge Amounts), minus the sum of:

(i)	for so long as any series issued by DCMT is outstanding that is not designated as an “Interchange Series” in accordance with the DCMT Pooling and Servicing Agreement and the series supplement for such series, the portion of the Series Interchange for the Series 2007-CC Collateral Certificate that is allocated to the DiscoverSeries in accordance with the Indenture,

(ii)

all amounts withdrawn from the Accumulation Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts),

(iii)

all amounts withdrawn from the Class C Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts), and

(iv)

all amounts withdrawn from the Class D Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts), and

(y)

the Series 2007-CC Collateral Certificate Percentage shall be paid to the Master Trust Trustee for DCMT for deposit in the DCMT Group One Finance Charge Collections Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by DCMT in accordance with the series supplements to the DCMT Pooling and Servicing Agreement for such other series. The Series Finance Charge Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (56) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(57) Reallocation of Series Finance Charge Amounts to the DCMT Group One Interchange Reallocation Account. A positive amount, if any, equal to the product of

(x)

the amount of Series Finance Charge Amounts remaining after step (56) (Reallocation of Series Finance Charge Amounts to the DCMT Group One Finance Charge Collections Reallocation Account), minus the sum of:

(i)

all amounts withdrawn from the Accumulation Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (49) (Withdrawal of Excess Deposits from Accumulation Reserve Subaccounts for use as Series Finance Charge Amounts),

(ii)

all amounts withdrawn from the Class C Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts), and

(iii)

all amounts withdrawn from the Class D Reserve Subaccounts and treated as Series Finance Charge Amounts pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts), and

(y)	the Series 2007-CC Collateral Certificate Percentage

shall be paid to the Master Trust Trustee for DCMT for deposit in the DCMT Group One Interchange Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by DCMT in accordance with the series supplements to the DCMT Pooling and Servicing Agreement for such other series. The Series Finance Charge Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (57) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(58) Other Deposits and Payments from Series Finance Charge Amounts. If required by the Terms Documents for any Class or Tranche of Notes, any other payment or deposit shall be made from Series Finance Charge Amounts remaining after step (57) (Reallocation of Series Finance Charge Amounts to the DCMT Group One Interchange Reallocation Account) as required thereby. Unless otherwise specified in any applicable Terms Document, all allocations under this step (58) shall be made pro rata based on the ratio of the amount of the targeted payment or deposit for each Tranche of Notes to the aggregate amount of the targeted payments or deposits for all Tranches of Notes. Notwithstanding the foregoing, this step (58) may be subdivided into sequential payment steps to the extent required under any Terms Document.

(59) Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts. The Prefunding Excess Amount for each Tranche of Notes shall be withdrawn from the Principal Funding Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account and treated as Series Principal Amounts (to be added to the Series Principal Amounts remaining after step (43) (Series Servicing Fee Shortfall from Class B Principal)). The Nominal Liquidation Amount of such Tranche shall be increased by such amount of withdrawal.

(60) Targeted Principal Deposits for Class A from Series Principal Amounts. An amount equal to the lesser of

(x)	the sum of the Targeted Principal Deposits for all Tranches of Class A Notes and

(y)	the Series Principal Amounts after step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts)

shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (60) shall be allocated to each Tranche of Class A Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit for such Tranche minus the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Principal Deposits minus the sum of the Targeted Prefunding Deposits for all Tranches of Class A Notes, and after the amount set forth in clause (A) above has been deposited in full for each Tranche of Class A Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class A Notes. The Nominal Liquidation Amount of each Tranche of Class A Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class A Notes exceeds the amount of the second allocation hereunder shall be the “Class A Tranche Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class A Notes exceeds the total amount of such deposits shall be the “Class A Tranche Principal Shortfall” for such Tranche.

(61) Targeted Principal Deposits for Class B from Series Principal Amounts. An amount equal to the least of

(x)	the sum of the Targeted Principal Deposits for all Tranches of Class B Notes,

(y)

the Nominal Liquidation Amount of all Tranches of Class B Notes after giving effect to step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts), minus the Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes after step (25) of the Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class C) and

(z)	the Series Principal Amounts remaining after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts)

shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (61) shall be allocated to each Tranche of Class B Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit for such Tranche minus the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Principal Deposits

minus the sum of the Targeted Prefunding Deposits for all Tranches of Class B Notes, and after the amount set forth in clause (A) above has been paid in full for each Tranche of Class B Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class B Notes. The Nominal Liquidation Amount of each Tranche of Class B Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class B Notes exceeds the amount of the second allocation hereunder shall be the “Class B Tranche Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class B Notes exceeds the total amount of such deposits shall be the “Class B Tranche Principal Shortfall” for such Tranche.

(62) Targeted Principal Deposits for Class C from Series Principal Amounts. An amount equal to the least of

(x)	the sum of the Targeted Principal Deposits for all Tranches of Class C Notes,

(y)	the Nominal Liquidation Amount of all Tranches of Class C Notes after giving effect to step (59) (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts), minus the sum of

(i)

the aggregate Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes equal to zero after step (27) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) and

(ii)	the aggregate Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (27) of the Subordination Waterfall, and

(z)	the Series Principal Amounts remaining after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts)

shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (62) shall be allocated to each Tranche of Class C Notes, first, pro rata based on the ratio of (A) the Targeted Principal Deposit for such Tranche minus the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Principal Deposits minus the sum of the Targeted Prefunding Deposits for all Tranches of Class C Notes, and after the amount set forth in clause (A) above has been paid in full for each Tranche of Class C Notes, second, pro rata based on the ratio of (A) the Targeted Prefunding Deposit for such Tranche to (B) the sum of the Targeted Prefunding Deposits for all Tranches of Class C Notes. The Nominal Liquidation Amount of each Tranche of Class C Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Prefunding Deposit for each Tranche of Class C Notes exceeds the amount of the second allocation hereunder shall be the “Class C Tranche

Prefunding Shortfall” for such Tranche. The amount by which the Targeted Principal Deposit for each Tranche of Class C Notes exceeds the total amount of such deposits shall be the “Class C Tranche Principal Shortfall” for such Tranche.

(63) Targeted Principal Deposits for Class D from Series Principal Amounts. An amount equal to the least of

(x)	the sum of the Targeted Principal Deposits for all Tranches of Class D Notes,

(y)

the Nominal Liquidation Amount of all Tranches of Class D Notes after giving effect to step (48) (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D), minus the aggregate Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (28) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) and

(z)

the Series Principal Amounts remaining after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) shall be deposited into the Principal Funding Account. The Series Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (63) shall be allocated to each Tranche of Class D Notes pro rata based on the ratio of (A) the Targeted Principal Deposit for such Tranche to (B) the sum of the Targeted Principal Deposits for all Tranches of Class D Notes. The Nominal Liquidation Amount of each Tranche of Class D Notes shall be reduced by the amount of such allocation. The amount by which the Targeted Principal Deposit for each Tranche of Class D Notes exceeds the total amount of such deposits shall be the “Class D Tranche Principal Shortfall” for such Tranche.

(64) Allocation from the DCMT Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls. The Calculation Agent shall notify the Master Servicer and the Master Trust Trustee for DCMT of the amount equal to the product of

(x)	the sum of

(i)	the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfall, in each case after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts),

(ii)	the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall, in each case after step (61)

(Targeted Principal Deposits for Class B from Series Principal Amounts),

(iii)	the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall, in each case after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(iv)	the Class D Tranche Principal Shortfall after step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts),

in each case for each Tranche of Notes for which an Early Redemption Event (other than an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred) or an Event of Default has not occurred, and

(y)	the Series 2007-CC Collateral Certificate Percentage

which amount, together with any comparable amount determined pursuant to a provision comparable to this step (64) in the Indenture Supplement for any other Series established in relation to the Note Issuance Trust, shall constitute the “Class A Principal Distribution Amount Shortfall” for purposes of Section 9(b)(15) of the Series 2007-CC Supplement. The Class A Principal Distribution Amount Shortfall shall be reduced by the amount of funds on deposit in the DCMT Group One Principal Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(15) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account. The amounts deposited into the DiscoverSeries Collections Account under this step (64) are the “Reallocated Principal Amounts.” If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (64) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(65) Allocation from the DCMT Group One Principal Collections Reallocation Account for Prefunding Shortfalls. The Calculation Agent shall notify the Master Servicer and the Master Trust Trustee for DCMT of the amount equal to the product of

(x)	the sum of

(i)	the Class A Tranche Prefunding Shortfall after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts),

(ii)	the Class B Tranche Prefunding Shortfall after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(iii)	the Class C Tranche Prefunding Shortfall after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts), and

(y)	the Series 2007-CC Collateral Certificate Percentage

which amount, together with any comparable amount determined pursuant to a provision comparable to this step (65) in the Indenture Supplement for any other Series established in relation to the Note Issuance Trust, shall constitute the “Unscheduled Principal Distribution Amount Shortfall” for purposes of Section 9(b)(17) of the Series 2007-CC Supplement. The Unscheduled Principal Distribution Amount Shortfall shall be reduced by the amount of funds on deposit in the DCMT Group One Principal Collections Reallocation Account allocable to the Series 2007-CC Collateral Certificate in accordance with Section 9(b)(17) of the Series 2007-CC Supplement, and the portion of such amount that is allocable to the DiscoverSeries pursuant to the Indenture shall be deposited into the DiscoverSeries Collections Account. The amounts deposited into the DiscoverSeries Collections Account under this step (65) shall be added to the Reallocated Principal Amounts after step (64) (Allocation from the DCMT Group One Principal Collections Reallocation Account for Principal Shortfalls other than Prefunding Shortfalls). If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (65) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(66) Class A Tranche Principal Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)

the sum of the Class A Tranche Principal Shortfalls minus the Class A Tranche Prefunding Shortfalls for all Tranches of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts after step (65) (Allocation from the DCMT Group One Principal Collections Reallocation Account for Prefunding Shortfalls)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (66) shall be allocated to each Tranche of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class A Tranche Principal Shortfall minus the Class A Tranche Prefunding Shortfalls for such Tranche to (B) the sum of the Class A Tranche Principal Shortfalls minus the Class A Tranche Prefunding Shortfalls for all Tranches of Class A Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class A Tranche Principal Shortfall of each Tranche of Class A Notes shall be reduced by the amount of such allocation. For purposes of this step (66), if the only Early Redemption Event that has occurred for a Tranche of Class A Notes is an Excess Spread Early Redemption

Event for which an Excess Spread Early Redemption Cure has occurred, such Tranche shall be treated as if an Early Redemption Event has not occurred.

(67) Class A Tranche Prefunding Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)	the sum of the Class A Tranche Prefunding Shortfalls for all Tranches of Class A Notes after step (60) (Targeted Principal Deposits for Class A from Series Principal Amounts) and

(y)

the Reallocated Principal Amounts remaining after step (66) (Class A Tranche Principal Shortfalls from Reallocated Principal Amounts) shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts

shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (67) shall be allocated to each Tranche of Class A Notes pro rata on the basis of the ratio of (A) the Class A Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class A Tranche Prefunding Shortfalls for all Tranches of Class A Notes. The Nominal Liquidation Amount, the Class A Tranche Principal Shortfall and the Class A Tranche Prefunding Shortfall of each Tranche of Class A Notes shall be reduced by the amount of such allocation.

(68) Class B Tranche Principal Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)

the sum of the Class B Tranche Principal Shortfalls minus the Class B Tranche Prefunding Shortfalls for all Tranches of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (67) (Class A Tranche Prefunding Shortfalls from Reallocated Principal Amounts)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (68) shall be allocated to each Tranche of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class B Tranche Principal Shortfall minus the Class B Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class B Tranche Principal Shortfalls minus the Class B Tranche Prefunding Shortfalls for all Tranches of Class B Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class B Tranche Principal Shortfall of each Tranche of Class B Notes shall be reduced by the amount of such allocation. For purposes of this step (68), if the only Early Redemption Event that has occurred for a Tranche of Class B Notes is an Excess Spread Early Redemption

Event for which an Excess Spread Early Redemption Cure has occurred, such Tranche shall be treated as if an Early Redemption Event has not occurred.

(69) Class B Tranche Prefunding Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)	the sum of the Class B Tranche Prefunding Shortfalls for all Tranches of Class B Notes after step (61) (Targeted Principal Deposits for Class B from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (68) (Class B Tranche Principal Shortfalls from Reallocated Principal Amounts)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (69) shall be allocated to each Tranche of Class B Notes pro rata on the basis of the ratio of (A) the Class B Tranche Prefunding Shortfall for such Tranche to (B) the sum of Class B Tranche Prefunding Shortfalls for all Tranches of Class B Notes. The Nominal Liquidation Amount, the Class B Tranche Principal Shortfall and the Class B Tranche Prefunding Shortfall of each Tranche of Class B Notes shall be reduced by the amount of such allocation.

(70) Class C Tranche Principal Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)

the sum of the Class C Tranche Principal Shortfalls minus the Class C Tranche Prefunding Shortfalls for all Tranches of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred, in each case after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (69) (Class B Tranche Prefunding Shortfalls from Reallocated Principal Amounts)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (70) shall be allocated to each Tranche of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class C Tranche Principal Shortfall minus the Class C Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class C Tranche Principal Shortfalls minus the Class C Tranche Prefunding Shortfalls for all Tranches of Class C Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class C Tranche Principal Shortfall of each Tranche of Class C Notes shall be reduced by the amount of such allocation. For purposes of this step (70), if the only Early Redemption Event that has occurred for a Tranche of Class C Notes is an Excess Spread Early Redemption

Event for which an Excess Spread Early Redemption Cure has occurred, such Tranche shall be treated as if an Early Redemption Event has not occurred.

(71) Class C Tranche Prefunding Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)	the sum of the Class C Tranche Prefunding Shortfalls for all Tranches of Class C Notes after step (62) (Targeted Principal Deposits for Class C from Series Principal Amounts) and

(y)	the Reallocated Principal Amounts remaining after step (70) (Class C Tranche Principal Shortfalls from Reallocated Principal Amounts)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (71) shall be allocated to each Tranche of Class C Notes pro rata on the basis of the ratio of (A) the Class C Tranche Prefunding Shortfall for such Tranche to (B) the sum of the Class C Tranche Prefunding Shortfalls for all Tranches of Class C Notes. The Nominal Liquidation Amount, the Class C Tranche Principal Shortfall and the Class C Tranche Prefunding Shortfall of each Tranche of Class C Notes shall be reduced by the amount of such allocation.

(72) Class D Tranche Principal Shortfalls from Reallocated Principal Amounts. An amount equal to the lesser of

(x)

the sum of the Class D Tranche Principal Shortfalls for all Tranches of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred after step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts), and

(y)	the Reallocated Principal Amounts remaining after step (71) (Class C Tranche Prefunding Shortfalls from Reallocated Principal Amounts)

shall be deposited into the Principal Funding Account. The Reallocated Principal Amounts shall be reduced by the amount of such deposit. The amount deposited into the Principal Funding Account pursuant to this step (72) shall be allocated to each Tranche of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred pro rata on the basis of the ratio of (A) the Class D Tranche Principal Shortfall for such Tranche to (B) the sum of the Class D Tranche Principal Shortfalls for all Tranches of Class D Notes for which an Early Redemption Event or an Event of Default has not occurred. The Nominal Liquidation Amount and the Class D Tranche Principal Shortfall of each Tranche of Class D Notes shall be reduced by the amount of such allocation. For purposes of this step (72), if the only Early Redemption Event that has occurred for a Tranche of Class D Note is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, such Tranche shall be treated as if an Early Redemption Event has not occurred.

(73) Reimbursement of Class C Nominal Liquidation Amount Deficit from Class C Reserve Subaccounts. For each Tranche of Class C Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D) and

(y)	the amount on deposit (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche shall be withdrawn from the Class C Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account and treated as Series Principal Amounts (to be added to the Series Principal Amounts remaining after step (63) (Targeted Principal Deposits for Class D from Series Principal Amounts)). The Nominal Liquidation Amount for such Tranche shall be increased by the amount of such deposit. The Cumulative Class C Reserve Reimbursement Amount after step (27) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) shall be increased by the aggregate amount of such deposits.

(74) Reimbursement of Class D Nominal Liquidation Amount Deficit from Class D Reserve Subaccounts. For each Tranche of Class D Notes, an amount equal to the lesser of

(x)	the Nominal Liquidation Amount Deficit for such Tranche after step (48) (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D) and

(y)

the amount on deposit (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche shall be withdrawn from the Class D Reserve Subaccount for such Tranche, deposited into the DiscoverSeries Collections Account and treated as Series Principal Amounts (to be added to the Series Principal Amounts after step (73) (Reimbursement of Class C Nominal Liquidation Amount Deficit from Class C Reserve Subaccounts)). The Nominal Liquidation Amount for such Tranche shall be increased by the amount of such deposit. The Cumulative Class D Reserve Reimbursement Amount after step (28) of the Subordination Waterfall (Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) shall be increased by the aggregate amount of such deposits.

(75) Principal Payments from Receivables Sale Proceeds. If the Indenture Trustee has commenced a Receivables Sale for any Tranches of Notes, an amount equal to the lesser of

(x)	the Adjusted Outstanding Dollar Principal Amount of such Tranche and

(y)	the Receivables Sale Proceeds received with respect to such Tranche shall be deposited into the Principal Funding Subaccount for such Tranche.

(76) Interest Payments from Receivables Sale Proceeds. If the Indenture Trustee has commenced a Receivables Sale for any Tranche of Notes, an amount equal to the Receivables Sale Proceeds received with respect to such Tranche remaining after step (75) (Principal Payments from Receivables Sale Proceeds), up to the amount of all accrued and unpaid interest on such Tranche and any other amounts (other than amounts with respect to principal) due with respect to such Tranche as set forth in this Indenture Supplement or the applicable Terms Document, shall be deposited into the Interest Funding Subaccount for such Tranche.

(77) Allocation of Unused Sales Proceeds. If the Indenture Trustee has commenced a Receivables Sale for any Tranche of Notes, after final payment to such Tranche pursuant to Section 505 of the Indenture, an amount equal to the product of

(x)	the Receivables Sale Proceeds received with respect to such Tranche remaining after step (76) (Interest Payments from Receivables Sale Proceeds) and

(y)

the Series 2007-CC Collateral Certificate Percentage shall be distributed in accordance with Section 703 of the Indenture. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (77) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(78) Allocation of Series Finance Charge Amounts. The Series Finance Charge Amounts remaining after step (58) (Other Deposits and Payments from Series Finance Charge Amounts) shall be distributed to the Beneficiary (as defined in the Trust Agreement) in accordance with Section 4.01 of the Trust Agreement.

(79) Reallocation of Series Principal Amounts to the DCMT Group One Principal Collections Reallocation Account. An amount equal to the product of

(x)	the amount of Series Principal Amounts remaining after step (74) (Reimbursement of Class D Nominal Liquidation Amount Deficit from Class D Reserve Subaccounts) and

(y)	the Series 2007-CC Collateral Certificate Percentage

shall be paid to the Master Trust Trustee for DCMT for deposit in the DCMT Group One Principal Collections Reallocation Account; provided, however, that such amount shall only be so paid to the extent necessary for application to cover shortfalls for other series issued by DCMT in accordance with the series supplements to the DCMT Pooling and Servicing Agreement for such other series. The Series Principal Amounts shall be reduced by the amount of such payment. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount set forth in clause (x) of this step (79) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(80) Remaining Series Principal Amounts to Collections Account for DCMT for Reinvestment in New Receivables. An amount equal to the amount of Series Principal Amounts remaining after step (79) (Reallocation of Series Principal Amounts to the DCMT Group One Principal Collections Reallocation Account) shall be paid to the Master Trust Trustee for DCMT for deposit in the Collections Account for DCMT and reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables). If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate the amount referred to in this step (80) to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

Section 3.02. Available Subordinated Amounts and Usages. The Calculation Agent shall make the following determinations and adjustments; provided, however, that (i) no Available Subordinated Amount or Usage of Available Subordinated Amounts for any Tranche of Notes shall be reduced below zero or increased above the applicable Required Subordinated Amount of a Subordinated Class of Notes for such Tranche.

(1) Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage. On or before each Distribution Date, the Calculation Agent shall determine each of the following:

(a) for each Tranche of Class A Notes, the Required Subordinated Amount of Class B Notes, the Required Subordinated Amount of Class C Notes and the Required Subordinated Amount of Class D Notes, in each case after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;

(b) for each Tranche of Class A Notes, the Class A Usage of Class B Notes, the Class A Usage of Class C Notes and the Class A Usage of Class D Notes, which in each case shall be the applicable Usage as of the end of the prior Distribution Date; provided that the Class A Usage of Class B Notes, the Class A Usage of Class C Notes and the Class A Usage of Class D Notes for the first Distribution Date for such Tranche shall be zero;

(c) for each Tranche of Class A Notes, the Class A Available Subordinated Amount of Class B Notes, the Class A Available Subordinated Amount of Class C

Notes and the Class A Available Subordinated Amount of Class D Notes, which in each case shall be the applicable Required Subordinated Amount determined pursuant to clause (a) minus the applicable Usage determined pursuant to clause (b);

(d) for each Tranche of Class B Notes, the Required Subordinated Amount of Class C Notes and the Required Subordinated Amount of Class D Notes, in each case after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;

(e) for each Tranche of Class B Notes, the Class B Usage of Class C Notes and the Class B Usage of Class D Notes, which in each case shall be the applicable Usage as of the end of the prior Distribution Date; provided that the Class B Usage of Class C Notes and the Class B Usage of Class D Notes for the first Distribution Date for such Tranche shall be zero;

(f) for each Tranche of Class B Notes, the Class B Available Subordinated Amount of Class C Notes and the Class B Available Subordinated Amount of Class D Notes, which in each case shall be the applicable Required Subordinated Amount determined pursuant to clause (d) minus the applicable Usage determined pursuant to clause (e);

(g) for each Tranche of Class C Notes, the Required Subordinated Amount of Class D Notes after giving effect to all adjustments to the Nominal Liquidation Amount for such Tranche occurring on the prior Distribution Date and as a result of any release of Prefunding Excess Amounts occurring subsequent to such Distribution Date but prior to the current Distribution Date;

(h) for each Tranche of Class C Notes, the Class C Usage of Class D Notes, which shall be the applicable Usage as of the end of the prior Distribution Date; provided that the Class C Usage of Class D Notes for the first Distribution Date for such Tranche shall be zero;

(i) for each Tranche of Class C Notes, the Class C Available Subordinated Amount of Class D Notes, which shall be the applicable Required Subordinated Amount determined pursuant to clause (g) minus the applicable Usage determined pursuant to clause (h);

(j) the Cumulative Class C Reserve Reimbursement Amount, which shall be the Cumulative Class C Reserve Reimbursement Amount as of the end of the prior Distribution Date; provided that the Cumulative Class C Reserve Reimbursement Amount for the first Distribution Date shall be zero; and

(k) the Cumulative Class D Reserve Reimbursement Amount, which shall be the Cumulative Class D Reserve Reimbursement Amount as of the end of the prior Distribution Date provided that the Cumulative Class D Reserve Reimbursement Amount for the first Distribution Date shall be zero.

(2) Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (18) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to:

(A)	the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to step (18) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class B Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class B Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (18) of the Cash Flows).

(3) Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (19) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (19) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class C Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (19) of the Cash Flows).

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A) the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (19) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (19) of the Cash Flows).

(4) Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (20) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (20) of the Cash Flows, multiplied by

(B)	the Class C Usage of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit (before giving effect to such reimbursement pursuant to step (20) of the Cash Flows).

(5) Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (25) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to:

(A)	the Class B Nominal Liquidation Amount Deficit reimbursed pursuant to step (25) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class B Notes for such Tranche as adjusted in step (2) of this Subordination Waterfall (Adjustments for Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by

(C)

the Class B Nominal Liquidation Amount Deficit remaining after step (18) of the Cash Flows (Reimbursement of Class B Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (25) of the Cash Flows).

(6) Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (26) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (26) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class C Notes for such Tranche after step (3) of this Subordination Waterfall (Adjustments for Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by

(C)

the Class C Nominal Liquidation Amount Deficit remaining after step (19) of the Cash Flows (Reimbursement of Class C Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (26) of the Cash Flows).

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A)	the Class C Nominal Liquidation Amount Deficit reimbursed pursuant to step (26) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche after step (3) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit remaining after step (19) of the Cash Flows (before giving effect to such reimbursement pursuant to step (26) of the Cash Flows).

(7) Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (27) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Reallocated Finance Charge Amounts):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall (Adjustments for Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts), divided by

(C)

the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (Reimbursement of Class D Nominal Liquidation Amount Deficit from Series Finance Charge Amounts) (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the Class D Nominal Liquidation Amount Deficit reimbursed pursuant to step (27) of the Cash Flows, multiplied by

(B)	the Class C Usage of Class D Notes for such Tranche after step (4) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit remaining after step (20) of the Cash Flows (before giving effect to such reimbursement pursuant to step (27) of the Cash Flows).

(8) Adjustments for Initial Allocation of Unreimbursed Current Charge-offs. The Calculation Agent shall make the following adjustments after giving effect to step (28) of the Cash Flows (Unreimbursed Current Charge-offs; Initial Allocation):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class C Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)	the Class A Available Subordinated Amount of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class C Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class B Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)	the Class A Available Subordinated Amount of Class B Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class B Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class C Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class C Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs allocated to all Tranches of Class D Notes pursuant to step (28) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche determined in step (1) of this Subordination Waterfall, divided by

(C)	the Nominal Liquidation Amount of all Tranches of Class D Notes (before giving effect to such allocation pursuant to step (28) of the Cash Flows).

(9) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (29) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class D):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (29) of the Cash Flows.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero to each

Tranche of Class D Notes pursuant to step (29) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (8) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (8) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class A Notes to each Tranche of Class D Notes pursuant to step (29) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (8) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (8) of this Subordination Waterfall.

(10) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (30) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class C):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class C Notes pursuant to step (30) of the Cash Flows.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero to each

Tranche of Class C Notes pursuant to step (30) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (8) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (8) of this Subordination Waterfall.

(11) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class B. The Calculation Agent shall make the following adjustments after giving effect to step (31) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease (each determined after giving effect to step (8) of this Subordination Waterfall (Adjustments for Initial Allocation of Unreimbursed Current Charge-offs)), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class B Notes pursuant to step (31) of the Cash Flows.

(12) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (32) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class B Notes for such Tranche after step (11) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class B), divided by

(C)

the Class B Nominal Liquidation Amount Deficit after step (31) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class A to Class B) (before giving effect to such reallocation pursuant to step (32) of the Cash Flows).

Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (9) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class D), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (9) of this Subordination Waterfall.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (9) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class B Notes to each Tranche of Class D Notes pursuant to step (32) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (9) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (9) of this Subordination Waterfall.

(13) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (33) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class B Notes to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class B Notes for such Tranche after step (12) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class D), divided by

(C)

the Class B Nominal Liquidation Amount Deficit after step (32) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class D) (before giving effect to such reallocation pursuant to step (33) of the Cash Flows).

Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class B Notes to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (10) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class A to Class C), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (10) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (10) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class C Notes pursuant to step (33) of the Cash Flows.

(14) Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class C to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (34) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class C to Class D):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by

(B)

the Class A Usage of Class C Notes for such Tranche after step (13) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class C), divided by

(C)

the Class C Nominal Liquidation Amount Deficit after step (33) of the Cash Flows (Unreimbursed Current Charge-offs; Reallocation from Class B to Class C) (before giving effect to such reallocation pursuant to step (34) of the Cash Flows).

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (12) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class D), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (12) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche after step (13) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (33) of the Cash Flows (before giving effect to such reallocation pursuant to step (34) of the Cash Flows).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to

(A)	the aggregate amount of Unreimbursed Series Charge-offs reallocated from all Tranches of Class C Notes to each Tranche of Class D Notes pursuant to step (34) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (12) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (12) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (12) of this Subordination Waterfall), by an amount equal to the aggregate amount of Unreimbursed Series Charge-offs reallocated from such Tranche to each Tranche of Class D Notes pursuant to step of the Cash Flows.

(15) Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (35) of the Cash Flows (Class A Interest Allocation Shortfall from Class D Principal):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class

D Notes shall decrease (each determined after giving effect to step (14) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class C to Class D)), by an amount equal to the portion of the Class D Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step of the Cash Flows.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero pursuant to step (35) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (14) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (14) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes pursuant to step (35) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (14) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (14) of this Subordination Waterfall.

(16) Adjustments for Application of Class C Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (36) of the Cash Flows (Class A Interest Allocation Shortfall from Class C Principal):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (14) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class C to Class D)), by an amount equal to the portion of the Class C Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step (36) of the Cash Flows.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class C Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero pursuant to step (36) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (14) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (14) of this Subordination Waterfall.

(17) Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (37) of the Cash Flows (Class A Interest Allocation Shortfall from Class B Principal):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease (each determined after giving effect to step (13) of this Subordination Waterfall (Adjustments for Reallocation of Unreimbursed Current Charge-offs from Class B to Class C)), by an amount equal to the portion of the Class B Principal Allocation applied to the Class A Tranche Interest Allocation Shortfall for such Tranche pursuant to step (37) of the Cash Flows.

(18) Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (38) of the Cash Flows (Class B Interest Allocation Shortfall from Class D Principal):

Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class

D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (38) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (15) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class A Interest Allocation Shortfall), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (15) of this Subordination Waterfall.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (15) of this Subordination Waterfall), by an amount equal to the portion of the Class D Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for such Tranche pursuant to step (38) of the Cash Flows.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (38) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (15) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (15) of this Subordination Waterfall.

(19) Adjustments for Application of Class C Principal to Class B Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (39) of the Cash Flows (Class B Interest Allocation Shortfall from Class C Principal):

Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class C Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for all Tranches of Class B Notes pursuant to step (39) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (16) of this Subordination Waterfall (Adjustments for Application of Class C Principal to Class A Interest Allocation Shortfall), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (16) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (16) of this Subordination Waterfall), by an amount equal to the portion of the Class C Principal Allocation applied to the Class B Tranche Interest Allocation Shortfall for such Tranche pursuant to step (39) of the Cash Flows.

(20) Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (40) of the Cash Flows (Class C Interest Allocation Shortfall from Class D Principal):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for all Tranches of Class C Notes pursuant to step (40) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (18) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class B Interest Allocation Shortfall), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (18) of this Subordination Waterfall.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall each increase, and the Class B Available Subordinated Amount of Class D Notes shall each decrease, by an amount equal to:

(A)

the aggregate amount of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for all Tranches of Class C Notes pursuant to step (40) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (18) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (18) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D shall decrease (each determined after giving effect to step (18) of this Subordination Waterfall), by an amount equal to the portion of the Class D Principal Allocation applied to the Class C Tranche Interest Allocation Shortfall for such Tranche pursuant to step (40) of the Cash Flows.

(21) Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (41) of the Cash Flows (Series Servicing Fee Shortfall from Class D Principal):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Class C Interest Allocation Shortfall), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (20) of this Subordination Waterfall.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (20) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the amount of Class D Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (41) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (20) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (20) of this Subordination Waterfall.

(22) Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (42) of the Cash Flows (Series Servicing Fee Shortfall from Class C Principal):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the amount of Class C Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (42) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (19) of this Subordination Waterfall (Adjustments for Application of Class C Principal to Class B Interest Allocation Shortfall), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes after step (19) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the amount of Class C Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (42) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class C Notes for such Tranche after step (19) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class C Notes for all Tranches of Class B Notes after step (19) of this Subordination Waterfall.

(23) Adjustments for Application of Class B Principal to Series Servicing Fee Shortfall. The Calculation Agent shall make the following adjustments after giving effect to step (43) of the Cash Flows (Series Servicing Fee Shortfall from Class B Principal):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall increase, and the Class A Available Subordinated Amount of Class B Notes shall decrease, by an amount equal to:

(A)	the amount of Class B Principal Allocation applied to the Series Servicing Fee Shortfall pursuant to step (43) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class B Notes for such Tranche after step (17) of this Subordination Waterfall (Adjustments for Application of Class B Principal to Class A Interest Allocation Shortfall), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class B Notes for all Tranches of Class A Notes after step (17) of this Subordination Waterfall.

(24) Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (46) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficit to Class D):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class B Notes for such Tranche after step (23) of this Subordination Waterfall (Adjustments for Application of Class B Principal to Series Servicing Fee Shortfall), divided by

(C)

the Class B Nominal Liquidation Amount Deficit after step (43) of the Cash Flows (Series Servicing Fee Shortfall from Class B Principal) (before giving effect to such reallocation pursuant to step (46) of the Cash Flows).

Class A Usage of Class D Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (21) of this Subordination Waterfall (Adjustments for Application of Class D Principal to Series Servicing Fee Shortfall), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (21) of this Subordination Waterfall.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease (each determined after giving effect to step (21) of this Subordination Waterfall), by an amount equal to the Nominal Liquidation Amount Deficit for such Tranche reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (46) of the Cash Flows.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes reallocated to the Class D Notes pursuant to step (46) of the Cash Flows, multiplied by

(B)	the Class C Available Subordinated Amount of Class D Notes for such Tranche after step (21) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class C Available Subordinated Amount of Class D Notes for all Tranches of Class C Notes after step (21) of this Subordination Waterfall.

(25) Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class C. The Calculation Agent shall make the following adjustments after giving effect to step (47) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficit to Class C):

Class A Usage of Class B Notes. For each Tranche of Class A Notes, the Class A Usage of Class B Notes shall decrease, and the Class A Available Subordinated Amount of Class B Notes shall increase, by an amount equal to

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes reallocated to the Class C Notes pursuant to step (47) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class B Notes for such Tranche after step (24) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class D), divided by

(C)

the Class B Nominal Liquidation Amount Deficit after step (46) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficit to Class D) (before giving effect to such reallocation pursuant to step (47) of the Cash Flows).

Class A Usage of Class C Notes. For each Tranche of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero, the Class A Usage of Class C Notes shall increase, and the Class A Available Subordinated Amount of Class C Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class B Notes reallocated to the Class C Notes pursuant to step (47) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class C Notes for such Tranche after step (22) of this Subordination Waterfall (Adjustments for Application of Class C Principal to Series Servicing Fee Shortfall), divided by

(C)

the aggregate amount of the Class A Available Subordinated Amount of Class C Notes for all Tranches of Class A Notes with a Required Subordinated Amount of Class B Notes greater than zero after step (22) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall increase, and the Class B Available Subordinated Amount of Class C Notes shall decrease (each determined after giving effect to step (22) of this Subordination Waterfall)), by an amount equal to the Nominal Liquidation Amount Deficit for such Tranche reallocated from such Tranche to each Tranche of Class C Notes pursuant to step (47) of the Cash Flows.

(26) Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficit to Class D. The Calculation Agent shall make the following adjustments after giving effect to step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by

(B)	the Class A Usage of Class C Notes for such Tranche after step (25) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class C), divided by

(C)

the Class C Nominal Liquidation Amount Deficit after step (47) of the Cash Flows (Reallocation of Class B Nominal Liquidation Amount Deficit to Class C) (before giving effect to such reallocation pursuant to step (48) of the Cash Flows).

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall increase, and the Class A Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by

(B)

the Class A Available Subordinated Amount of Class D Notes for such Tranche after step (24) of this Subordination Waterfall (Adjustments for Reallocation of Class B Nominal Liquidation Amount Deficit to Class D), divided by

(C)	the aggregate amount of the Class A Available Subordinated Amount of Class D Notes for all Tranches of Class A Notes after step (24) of this Subordination Waterfall.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche after step (25) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (47) of the Cash Flows (before giving effect to such reallocation pursuant to step (48) of the Cash Flows).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall increase, and the Class B Available Subordinated Amount of Class D Notes shall decrease, by an amount equal to:

(A)	the aggregate amount of the Nominal Liquidation Amount Deficits for all Tranches of Class C Notes reallocated to the Class D Notes pursuant to step (48) of the Cash Flows, multiplied by

(B)	the Class B Available Subordinated Amount of Class D Notes for such Tranche after step (24) of this Subordination Waterfall, divided by

(C)	the aggregate amount of the Class B Available Subordinated Amount of Class D Notes for all Tranches of Class B Notes after step (24) of this Subordination Waterfall.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall increase, and the Class C Available Subordinated Amount of Class D shall decrease (each determined after giving effect to step (24) of this Subordination Waterfall), by an amount equal to the Nominal Liquidation Amount Deficit for such Tranche reallocated from such Tranche to each Tranche of Class D Notes pursuant to step (48) of the Cash Flows.

(27) Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts and Reallocated Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to steps (53) and (53C) of the Cash Flows (Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts and Targeted Deposit to Class C Reserve Subaccounts from Reallocated Finance Charge Amounts):

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall decrease, and the Class A Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts and Reallocated Finance Charge Amounts deposited into the Class C Reserve Account pursuant to steps (53) and (53C) of the Cash Flows and

(ii)

the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage),

multiplied by

(B)	the Class A Usage of Class C Notes for such Tranche after step (26) of this Subordination Waterfall (Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficit to Class D), divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D).

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall decrease, and the Class B Available Subordinated Amount of Class C Notes shall increase, by an amount equal to:

(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts and Reallocated Finance Charge Amounts deposited into the Class C Reserve Account pursuant to steps (53) and (53C) of the Cash Flows and

(ii)	the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall,

multiplied by

(B)	the Class B Usage of Class C Notes for such Tranche after step (26) of this Subordination Waterfall, divided by

(C)	the Class C Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.

Cumulative Class C Reserve Reimbursement Amount. The Cumulative Class C Reserve Reimbursement Amount shall decrease by an amount equal to the lesser of:

(A)	the aggregate Series Finance Charge Amounts and Reallocated Finance Charge Amounts deposited into the Class C Reserve Account pursuant to steps (53) and (53C) of the Cash Flows and

(B)	the Cumulative Class C Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall.

(28) Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts. The Calculation Agent shall make the following adjustments after giving effect to step (54) of the Cash Flows (Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts):

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall decrease, and the Class A Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and

(ii)

the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall (Initial Calculation of Required Subordinated Amounts, Available Subordinated Amounts and Usage), multiplied by

(B)	the Class A Usage of Class D Notes for such Tranche after step (26) of this Subordination Waterfall (Adjustments for Reallocation of Class C Nominal Liquidation Amount Deficit to Class D), divided by

(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows (Reallocation of Class C Nominal Liquidation Amount Deficit to Class D).

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall decrease, and the Class B Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and

(ii)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall,

multiplied by

(B)	the Class B Usage of Class D Notes for such Tranche after step (26) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall decrease, and the Class C Available Subordinated Amount of Class D Notes shall increase, by an amount equal to:

(A)	the lesser of

(i)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and

(ii)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall,

multiplied by

(B)	the Class C Usage of Class D Notes for such Tranche after step (26) of this Subordination Waterfall, divided by

(C)	the Class D Nominal Liquidation Amount Deficit after step (48) of the Cash Flows.

Cumulative Class D Reserve Reimbursement Amount. The Cumulative Class D Reserve Reimbursement Amount shall decrease by an amount equal to the lesser of:

(A)	the aggregate Series Finance Charge Amounts deposited into the Class D Reserve Account pursuant to step (54) of the Cash Flows and

(B)	the Cumulative Class D Reserve Reimbursement Amount determined in step (1) of this Subordination Waterfall.

(29) Adjustments of Usage of Class C Notes. Notwithstanding any provision of this Section 3.02 to the contrary, the Calculation Agent shall make the following adjustments if (A) the Class C Nominal Liquidation Amount Deficit is zero and (B) either (i) the Cumulative Class C Reserve Reimbursement Amount is zero after giving effect to step (27) of this Subordination Waterfall (Adjustments for Targeted Deposit to Class C Reserve Subaccounts from Series Finance Charge Amounts) or (ii) for all Tranches of Class C Notes, the amount on deposit (including income earned on funds on deposit) in the Class C Reserve Subaccount for such Tranche is at least equal to the Targeted Cumulative Class C Reserve Deposit for such Tranche:

Class A Usage of Class C Notes. For each Tranche of Class A Notes, the Class A Usage of Class C Notes shall be zero and the Class A Available Subordinated Amount of Class C Notes shall be equal to the Required Subordinated Amount of Class C Notes for such Tranche.

Class B Usage of Class C Notes. For each Tranche of Class B Notes, the Class B Usage of Class C Notes shall be zero and the Class B Available Subordinated Amount of Class C Notes shall be equal to the Required Subordinated Amount of Class C Notes for such Tranche.

(30) Adjustments of Usage of Class D Notes. Notwithstanding any provision of this Section 3.02 to the contrary, the Calculation Agent shall make the following adjustments if (A) the Class D Nominal Liquidation Amount Deficit is zero and (B) either (i) the Cumulative Class D Reserve Reimbursement Amount is zero after giving effect to step (28) of this Subordination Waterfall (Adjustments for Targeted Deposit to Class D Reserve Subaccounts from Series Finance Charge Amounts) or (ii) for all Tranches of Class D Notes, the amount on deposit (including income earned on funds on deposit) in the Class D Reserve Subaccount for such Tranche is at least equal to the Targeted Cumulative Class D Reserve Deposit for such Tranche:

Class A Usage of Class D Notes. For each Tranche of Class A Notes, the Class A Usage of Class D Notes shall be zero and the Class A Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche.

Class B Usage of Class D Notes. For each Tranche of Class B Notes, the Class B Usage of Class D Notes shall be zero and the Class B Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche.

Class C Usage of Class D Notes. For each Tranche of Class C Notes, the Class C Usage of Class D Notes shall be zero and the Class C Available Subordinated Amount of Class D Notes shall be equal to the Required Subordinated Amount of Class D Notes for such Tranche.

Section 3.03. Derivative Receipts.

(a) Unless otherwise provided in the applicable Terms Document, any amounts that are received from the Derivative Counterparty with respect to any interest rate swap or interest rate cap, or that otherwise relate to interest on a Tranche of Notes under any Derivative Agreement shall be deposited into the Interest Funding Subaccount for such Tranche.

(b) Unless otherwise provided in the applicable Terms Document, any amounts that are received from the Derivative Counterparty with respect to principal of a Tranche of Notes under any Derivative Agreement shall be deposited into the Principal Funding Subaccount for such Tranche.

(c) Amounts received under any Derivative Agreement with respect to any Tranche in a currency other than U.S. Dollars, and any other amounts that are excluded from clauses (a) and (b) under the applicable Terms Document for such Tranche, shall be paid or deposited as specified in such Terms Document.

Section 3.04. Withdrawals from Interest Funding Subaccounts. The Indenture Trustee shall, after all allocations pursuant to Section 3.01, withdraw funds from the Interest Funding Subaccount for each Tranche of Notes, and convert and remit such funds, as applicable, as set forth below. In no event will the aggregate amount of the withdrawals from an Interest Funding Subaccount for any month be more than the amount on deposit in the applicable Interest Funding Subaccount. A single Tranche of Notes may be entitled to more than one of the following withdrawals in any month.

(1) Withdrawals for Dollar Notes. On each Interest Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes, an amount equal to the interest due on the applicable Tranche of Notes on such Interest Payment Date (including any amount due with respect to an Interest Allocation Shortfall) will be withdrawn from the Interest Funding Subaccount for such Tranche and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(2) Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as otherwise specified in the applicable Terms Document) with respect to any Tranche of Notes that has a Performing Derivative Agreement for interest (or any other Tranche of Notes specified in the applicable Terms Document), an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including any overdue payment and any additional interest on overdue payments) will be withdrawn from the Interest Funding Subaccount for such Tranche and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

(3) Withdrawals for Foreign Currency Notes with a non-Performing Derivative Agreement for Interest. On each Interest Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Foreign Currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from the Interest Funding Subaccount for such Tranche and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the spot exchange rate determined in accordance with the applicable Terms Document and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(4) Withdrawals for Discount Notes. Unless otherwise specified in the applicable Terms Document, on each applicable Monthly Principal Accretion Date, with respect to each Tranche of Discount Notes, an amount equal to the amount of the accretion of principal of that Tranche of Notes from and including the prior Monthly Principal Accretion Date to but excluding the applicable Monthly Principal Accretion Date will be withdrawn from the Interest Funding Subaccount for such Tranche. Such amount shall be paid to the Master Trust Trustee for DCMT for deposit in the Collections Account for DCMT for reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables) or, on the Expected Maturity Date for such Tranche, paid to the Noteholders of such Tranche in respect of the Stated Principal Amount. If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate such amount to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(5) Excess Amounts. After payment in full of any Tranche of Notes, including payment of all amounts payable pursuant to clauses (1) through (4) of this Section 3.04, as applicable, any amounts remaining on deposit in the applicable Interest Funding Subaccount will be withdrawn from such Interest Funding Subaccount and the aggregate amount of such withdrawals shall be distributed to the Beneficiary (as defined in the Trust Agreement) in accordance with Section 4.01 of the Trust Agreement.

Section 3.05. Withdrawals from Principal Funding Subaccounts. The Indenture Trustee shall, after all allocations pursuant to Section 3.01, withdraw funds from the Principal Funding Subaccount of each Tranche of Notes, and convert and remit such funds, as applicable, as set forth below. In no event will the aggregate amount of the withdrawals from a Principal Funding Subaccount for any month be more than the amount on deposit in the applicable Principal Funding Subaccount. A single Tranche may be entitled to more than one of the following withdrawals in any month.

(1) Withdrawals for Dollar Notes for Principal. On each applicable Principal Payment Date (or as otherwise specified in the applicable Terms Document) with respect to each Tranche of Dollar Notes for principal, an amount equal to the principal due on such Tranche of Notes on such Principal Payment Date will be withdrawn from the Principal Funding Subaccount for such Tranche and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(2) Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the applicable Derivative Counterparty under the applicable Derivative Agreement (or as otherwise specified in the applicable Terms Document) with respect to any Tranche of Notes that has a Performing Derivative Agreement for principal (or any other Tranche of Notes specified in the applicable Terms Document), an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from the Principal Funding Subaccount for such Tranche and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document.

(3) Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each applicable Principal Payment Date (or as otherwise specified in the applicable Terms Document) with respect to a Tranche of Foreign Currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from the Principal Funding Subaccount for such Tranche and, if so specified in the applicable Terms Document, converted to the applicable foreign currency at the spot exchange rate determined in accordance with the applicable Terms Document and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(4) Withdrawal of Prefunding Excess Amount. The Prefunding Excess Amount for each Tranche of Notes shall be withdrawn from the Principal Funding Subaccount for such Tranche and deposited into the DiscoverSeries Collections Account as set forth in step (59) of the Cash Flows (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts); provided, however, that any such withdrawal made on the date of issuance of any Tranche of Class B, Class C or Class D Notes, if such date is not a Distribution Date, shall be paid to the Master Trust Trustee for DCMT for deposit in the Collections Account for DCMT for reinvestment in new receivables (or retention in such Collections Account pending availability of new receivables). If and when any Additional Collateral Certificates are added to the Note Issuance Trust, any provisions to allocate such amount to such Additional Collateral Certificates shall be specified in the documents relating to such addition.

(5) Excess Amounts. After payment in full of any Tranche of Notes pursuant to clauses (1) through (4) of this Section 3.05, as applicable, any amounts remaining on deposit in the applicable Principal Funding Subaccount will be withdrawn from such Principal Funding Subaccount and the aggregate amount of such withdrawals shall be distributed to the Beneficiary (as defined in the Trust Agreement) in accordance with Section 4.01 of the Trust Agreement.

Section 3.06. Payments on Foreign Currency Notes. Except as set forth in Sections 3.04 and 3.05 above, (i) any funds received under any Derivative Agreement for any Foreign Currency Notes shall be deposited into the account specified in the applicable Terms Document and (ii) any payments of interest, principal or other amounts due on Foreign Currency Notes shall be made in the manner and from the accounts specified in the applicable Terms Document.

ARTICLE IV

EARLY REDEMPTION EVENTS AND OTHER PROVISIONS RELATING TO

SPECIAL ALLOCATIONS OF PRINCIPAL

Section 4.01. Early Redemption Events.

(a) In addition to the events identified as Early Redemption Events in Section 1201 of the Indenture, each of the following events will be an “Early Redemption Event” with respect to the DiscoverSeries Notes:

(i) if for any Distribution Date, (x) the average of the Excess Spread Amounts for the three consecutive Distribution Dates ending on and including such Distribution Date is less than the Required Excess Spread Amount for such Distribution Dates, (y) for so long as the Series 2007-CC Collateral Certificate is the only Collateral Certificate owned by the Issuer, the three month rolling average Group Excess Spread is less than zero and (z) for so long as the Series

2007-CC Collateral Certificate is the only Collateral Certificate owned by the Issuer and any series issued by DCMT is outstanding that is not designated as an Interchange Series in accordance with the DCMT Pooling and Servicing Agreement and the series supplement for such series, the three month rolling average Interchange Subgroup Excess Spread is less than zero (as each such term is defined in the Series 2007-CC Supplement) (such event, an “Excess Spread Early Redemption Event”);

(ii) if any Amortization Event with respect to the Series 2007-CC Collateral Certificate has occurred;

(iii) if any Trust Portfolio Repurchase Event has occurred with respect to DCMT and Discover Funding LLC is required to repurchase Principal Receivables (as defined in the DCMT Pooling and Servicing Agreement) as a result thereof;

(iv) if any Series Repurchase Event has occurred with respect to the Series 2007-CC Collateral Certificate and Discover Funding LLC is required to repurchase the Series 2007-CC Collateral Certificate as a result thereof; or

(v) if the applicable Note Rating Agencies so require upon the addition of any Collateral Certificate (other than the Series 2007-CC Collateral Certificate) to the Note Issuance Trust, the occurrence of an Amortization Event, Trust Portfolio Repurchase Event, Series Repurchase Event or any comparable event, however designated, with respect to any Additional Collateral Certificate.

Notwithstanding the foregoing, no event set forth in subclause (ii), (iii), (iv) or (v) shall be an Early Redemption Event if at the time of such event, the Note Issuance Trust owns one or more Additional Collateral Certificates and is able to reinvest all amounts received as a result of such event in such Additional Collateral Certificates (or, if such event occurs with respect to such Additional Collateral Certificates, the Note Issuance Trust is able to reinvest all such amounts in the Series 2007-CC Collateral Certificate or other Additional Collateral Certificates).

(b) In addition, the Terms Document for any Tranche of Notes may list additional events which are “Early Redemption Events” with respect to such Tranche.

(c) If, for any Distribution Date within three months following an Excess Spread Early Redemption Event, (x) the Excess Spread Amount multiplied by 12 as a percentage of the Nominal Liquidation Amount for all DiscoverSeries Notes is not less than 4.50%, (y) for so long as the Series 2007-CC Collateral Certificate is the only Collateral Certificate owned by the Issuer, the Group Excess Spread multiplied by 12 as a percentage of the Aggregate Investor Interest is not less than 4.50%, or (z) for so long as the Series 2007-CC Collateral Certificate is the only Collateral Certificate owned by the Issuer and any DCMT series that is not an Interchange Series is outstanding, the Interchange Subgroup Excess Spread multiplied by 12 as a percentage of the Series Investor Interests for all Interchange Series is not less than 4.50% (any event described in clause (x), (y) or (z), an “Excess Spread Early Redemption Cure”), then unless another Early Redemption Event or Event of Default has occurred (other than an Excess Spread Early Redemption Event), the early redemption of the Notes shall cease (provided that any amounts allocated to any principal funding subaccount on such Distribution Date in connection with any Excess Spread Early Redemption Event occurring or in effect on the prior Distribution Date shall be paid to Noteholders notwithstanding such Excess Spread Early Redemption Cure), any amounts held with respect to the Required Daily Deposit as a result of such Excess Spread Early Redemption Event may be immediately released to the extent contemplated in the final paragraph of the definition thereof, the Targeted Principal Deposit for each Tranche shall no longer be determined pursuant to clause (c) of the definition thereof, and principal shall not be paid on any Distribution Date that was not a scheduled Principal Payment Date for such Tranche as set forth in the applicable Terms Document; provided, however, that if,

(i) for any Distribution Date within the three months immediately after such Excess Spread Early Redemption Cure has occurred, the conditions establishing the original Excess Spread Early Redemption Event continue to exist (i.e., the Excess Spread Amount, Group Excess Spread and Interchange Subgroup Excess Spread on a three-month rolling average basis each continue to be less than zero), then unless any condition set forth in any of clauses (x), (y) or (z) above is satisfied for such Distribution Date (i.e., any of the Excess Spread Amount, Group Excess Spread or Interchange Subgroup Excess Spread on a one-month basis, as applicable, multiplied by 12 and as a percentage of the Nominal Liquidation Amount for all DiscoverSeries Notes or the Aggregate Investor Interest, as applicable, is not less than 4.50%), or

(ii) for any Distribution Date within the three months immediately after such Excess Spread Early Redemption Cure has occurred, each of the Excess Spread Amount, the Group Excess Spread and the Interchange Subgroup Excess Spread, as applicable, is less than zero the early redemption of the Notes shall resume and all allocations or calculations that are required to be based on the Nominal Liquidation Amount of any Tranche immediately prior to the occurrence of an Early Redemption Event will be made as though the original Excess Spread Early Redemption Event had occurred and such Excess Spread Early Redemption Cure had not occurred. An Excess Spread Early Redemption Cure shall not be permitted within twelve months of a prior Excess Spread Early Redemption Cure.

Following an Excess Spread Early Redemption Cure, the Accumulation Amount for each Tranche of Notes shall be adjusted by the Calculation Agent to give effect to any payments made in connection with the early redemption of the Notes prior to such Excess Spread Early Redemption Cure.

Notwithstanding the foregoing, an Excess Spread Early Redemption Cure shall only occur if the Calculation Agent certifies in good faith that the Excess Spread Early Redemption Event for a Tranche of Notes has occurred as a result of the introduction of or any change in or in the interpretation or application of any law or regulation, or the imposition of any guideline or request from any central bank or other Governmental Authority (including, without limitation, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government), accounting standards board or any comparable entity. The Issuer may change any of the percentages set forth in clauses (x), (y) or (z) (or the proviso in the first paragraph) of this clause (c) without the consent of any Noteholders at any time that any of the Excess Spread Amount, Group Excess Spread or Interchange Subgroup Excess Spread on a three-month rolling average basis, multiplied by 12 and as a percentage of the Nominal Liquidation Amount for all DiscoverSeries Notes or the Aggregate Investor Interest, as applicable, has been not less than the percentage set forth in clause (x), (y) or (z) (as adjusted in accordance with this Section 4.01(c)), as applicable, for six consecutive months, if the Issuer has satisfied the Rating Agency Condition with respect to any applicable Note Rating Agency for all Tranches of Outstanding Discover Series Notes; provided, however, that, unless otherwise provided in the Terms Document for such Tranche, no such percentage may be reduced below 0.50%.

For the purposes of this Section 4.01(c), the Excess Spread Amount, the Group Excess Spread and the Interchange Subgroup Excess Spread will be determined on a pro forma basis, for which Finance Charge Amounts will be determined as though the Finance Charge Allocation Amount for each Tranche of Notes is the Nominal Liquidation Amount for such Tranche as of the first day of the related Due Period.

Section 4.02. Variable Accumulation Period. Unless otherwise provided in the Terms Document for any Tranche of Notes, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, delay the commencement of the Accumulation Period for any Tranche of Notes and determine a new Accumulation Commencement Date, subject to the conditions set forth in this Section 4.02; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Expected Maturity Date for such Tranche. Any such delay by the Calculation Agent on behalf of the Issuer shall be made no later than the first day of the scheduled Due Period immediately preceding the first Due Period in the Accumulation Period (after giving effect to any prior delay in the commencement of the Accumulation Period pursuant to this Section 4.02).

The Calculation Agent on behalf of the Issuer shall cause such delay if the Calculation Agent determines in good faith that each of the following conditions will be satisfied: (i) the Calculation Agent on behalf of the Issuer is able to deliver to the Indenture Trustee a certificate to the effect that the Calculation Agent on behalf of the Issuer reasonably believes that, based on the payment rate and the anticipated availability of Series Principal Amounts and Reallocated Principal Amounts, the delay in the commencement of the Accumulation Period for any Tranche of Notes of the DiscoverSeries will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (and the Calculation Agent shall deliver such certificate); (ii) such delay is permitted under the Series 2007-CC Series Supplement or any other applicable agreement relating to any Additional Collateral Certificate; (iii) the Rating Agency Condition shall be satisfied for all Tranches of Outstanding DiscoverSeries Notes; and (iv) the Accumulation Amount, the Accumulation Commencement Date and the Accumulation Period Length shall have been adjusted.

Section 4.03. Calculation of Targeted Prefunding Deposit. On any Distribution Date on which the Targeted Principal Deposit for any Tranche of Class B Notes, Class C Notes or Class D Notes is greater than zero, if any Required Subordinated Amount Shortfall is greater than zero (determined after giving effect to Section 4.04(a),) the Calculation Agent shall determine each Tranche for which the Indenture Trustee, subject to the Cash Flows set forth in Section 3.01, shall make a Targeted Prefunding Deposit for such Distribution Date and the amount of such Targeted Prefunding Deposit in the following manner. For the purpose of this Section 4.03, the “Required Subordinated Amount Shortfall” of a Subordinated Class of Notes for a Senior Class of Notes means the aggregate Required Subordinated Amount of the Subordinated Class of Notes for all Tranches of the Senior Class of Notes minus the aggregate Nominal Liquidation

Amount of all Tranches of the Subordinated Class of Notes, in each case after giving effect to all Targeted Principal Deposits for all Tranches of Notes for such Distribution Date (whether or not such Targeted Principal Deposits are paid on such Distribution Date in accordance with the Cash Flows set forth in Section 3.01). Following each determination of a Targeted Prefunding Deposit for any Tranche of Notes, the Calculation Agent shall redetermine each Required Subordinated Amount Shortfall after giving effect to such deposit, and shall continue to determine Tranches for which the Indenture Trustee, subject to the Cash Flows set forth in Section 3.01, shall make a Targeted Prefunding Deposit until all Required Subordinated Amount Shortfalls have been reduced to zero.

(a)   Determination of Prefunding Class.

(i)	If any of

•	the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes, the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes or

•	the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes is greater than zero, the “Prefunding Class” will be Class A.

(ii)	If clause (a) (i) is not applicable, and either

•	the Required Subordinated Amount Shortfall of Class C Notes for Class B Notes or

•	the Required Subordinated Amount Shortfall of Class D Notes for Class B Notes

is greater than zero, the “Prefunding Class” will be Class B.

(iii)

If neither clause (a)(i) nor clause (a)(ii) is applicable, and the Required Subordinated Amount Shortfall of Class D Notes for Class C Notes is greater than zero, the “Prefunding Class” will be Class C.

(b)   Determination of Determinant Class.

(i)

If the Prefunding Class is Class A and among the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes, the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes or the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes, the largest is:

(x) the Required Subordinated Amount Shortfall of Class B Notes for Class A Notes, the “Determinant Class” is Class B;

(y) the Required Subordinated Amount Shortfall of Class C Notes for Class A Notes, the “Determinant Class” is Class C; and

(z) the Required Subordinated Amount Shortfall of Class D Notes for Class A Notes, the “Determinant Class” is Class D.

(ii)

If the Prefunding Class is Class B and the Required Subordinated Amount Shortfall of Class C Notes for Class B Notes is greater than the Required Subordinated Amount Shortfall of Class D Notes for Class B Notes, the “Determinant Class” is Class C, and otherwise it is Class D.

(iii)	If the Prefunding Class is Class C, the “Determinant Class” is Class D.

(c)   Determination of Prefunding Tranche.

Among all Tranches of the Prefunding Class, the “Prefunding Tranche” is, if only one Tranche has the largest Required Subordinated Percentage of the Determinant Class of Notes, such Tranche, and if more than one Tranche shares the largest Required Subordinated Percentage of the Determinant Class of Notes, each such Tranche.

(d)   Determination of Targeted Prefunding Deposit.

The Calculation Agent will determine the following amounts:

(i)	the sum of the Nominal Liquidation Amount for each Prefunding Tranche,

and

(ii) (x)	the Required Subordinated Amount Shortfall of the Determinant Class for the Prefunding Class, divided by

(y)	the Required Subordinated Percentage of the Determinant Class for each Prefunding Tranche.

The “Targeted Prefunding Deposit” for each Prefunding Tranche of the Prefunding Class will be the lesser of the amount determined in clause (d)(i) and the amount determined in clause (d)(ii) above multiplied by a fraction, the numerator of which is the Nominal Liquidation Amount of such Prefunding Tranche and the denominator of which is the Nominal Liquidation Amount of all Prefunding Tranches, in each case remaining after step (59) of the Cash Flows (Withdrawal of Prefunding Excess Amounts for use as Series Principal Amounts).

Section 4.04. Calculation of Prefunding Excess Amounts.

(a) On each Distribution Date, amounts on deposit in the applicable Principal Funding Subaccount that had been previously deposited as part of any Targeted Prefunding Deposit for such Tranche, up to, (a) for any Tranche that does not have an Accumulation Period, for any Distribution Date that is a Principal Payment Date for such Tranche, the amount scheduled to be paid on such Principal Payment Date as specified in the related Terms Document, plus any Targeted Principal Deposit that was scheduled to be paid on any previous Principal Payment Date that was not so paid, (b) for any Tranche in its Accumulation Period, the Accumulation Amount for such Tranche, plus any Accumulation Amount that was scheduled to be deposited on any previous Distribution Date in the Accumulation Period that was not so deposited, and (c) for any Tranche that has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the amount specified in the related Terms Document as the amount to be deposited on the applicable Distribution Date with respect to any payment to the Derivative Counterparty, plus any amount that was scheduled to be deposited on any previous Distribution Date that was not so deposited, shall be treated as having been applied in satisfaction of such deposit or payment and shall no longer be considered Targeted Prefunding Deposits for purposes of this Section 4.04 or any other provision of this Indenture Supplement.

(b) On each Distribution Date, if any amounts deposited with respect to any Targeted Prefunding Deposit remain on deposit with respect to any Tranche of Notes after giving effect to clause (a) above, the Calculation Agent shall make a pro forma determination of the Adjusted Outstanding Dollar Principal Amount of each such Tranche after adding thereto such amounts on deposit, and shall determine the Targeted Prefunding Deposit for each Tranche of Notes in accordance with the methodology set forth in Section 4.03 above after giving effect to such pro forma determination. The “Prefunding Excess Amount” for each Tranche of Notes is the positive difference, if any, between the amount of funds on deposit in the Principal Funding Subaccount for such Tranche that the Indenture Trustee has previously deposited in connection with a Targeted Prefunding Deposit (less any amounts recharacterized under clause (a)) and the amount determined for each such Tranche as the Targeted Prefunding Deposit in accordance with such pro forma calculation. For the avoidance of doubt, if the Required Subordinated Amount Shortfall of any Subordinated Class of Notes for any Senior Class of Notes is zero after giving effect to such pro forma determination of the Adjusted Outstanding Dollar Principal Amounts of each such Tranche, all funds on deposit in the Principal Funding Subaccount for each Tranche belonging to such Senior Class that the Indenture Trustee has previously deposited in connection with a Targeted Prefunding Deposit (less any amounts recharacterized under clause (a)) shall be considered Prefunding Excess Amounts and shall be withdrawn from each applicable Principal Funding Subaccount in accordance with Section 3.05(4).

Section 4.05. Receivables Sale.

(a) (i) If a Tranche of Notes has been accelerated pursuant to Section 702 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that Tranche of Notes will, notify each Master Trust Trustee to sell an amount of Receivables (as defined in the applicable Pooling and Servicing Agreement or as comparably defined in any other applicable agreement relating to any Additional Collateral Certificate) equal to

(x)	the sum of

(1)	the Nominal Liquidation Amount of the affected Tranche and

(2)	any accrued, past due or additional interest on the affected Tranche, multiplied by

(y)

Series 2007-CC Collateral Certificate Percentage or Additional Collateral Certificate Percentage, as applicable pursuant to Section 12(b) of the Series 2007-CC Supplement or any comparable provision in any such other agreement, in each case to the extent provided in the Indenture.

(ii) The Indenture Trustee will cause each Master Trust Trustee to sell Receivables pursuant to clause (a)(i) above only if at least one of the following conditions is met:

(A)	the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of Notes consent;

(B)

the aggregate Receivables Sale Proceeds of such sale (plus amounts on deposit in the applicable Subaccounts and payments to be received from any applicable Derivative Agreement, any Supplemental Credit Enhancement Provider or any Supplemental Liquidity Provider) would be sufficient to pay all amounts due on the accelerated Tranche of Notes; or

(C)

the Indenture Trustee determines that the funds to be allocated to the accelerated Tranche of Notes, including (1) Series Finance Charge Amounts and Series Principal Amounts allocable to the accelerated Tranche of Notes, (2) payments to be received under any applicable Derivative Agreement, Supplemental Credit Enhancement Agreement or Supplemental Liquidity Agreement and (3) amounts on deposit in the applicable Subaccounts, may not be sufficient on an ongoing basis to make payments on the accelerated Tranche of Notes as such payments would have become due if such obligations had not been declared due and payable, and the Holders of 66-2/3 % of the Outstanding Dollar Principal Amount of the accelerated Tranche of Notes consent to the sale.

(iii) In the case of an acceleration of a Tranche of a Subordinated Class, unless the Targeted Prefunding Deposits for all Tranches of Senior Class on the following Distribution Date are zero, such sale will be delayed until a level of prefunding of the Principal Funding Subaccounts for the Senior Classes of Notes of that Series has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of Notes.

(iv) Notwithstanding any other provision herein or in the Series 2007-CC Supplement, the Indenture Trustee shall not cause any Master Trust Trustee to sell Receivables to CONA and any of its Affiliates.

(b) If the Nominal Liquidation Amount with respect to any Tranche of Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall notify each Master Trust Trustee to sell an amount of Receivables equal to the amount of clause (a)(x) multiplied by the percentage of clause (a)(y) pursuant to Section 12(b) of the Series 2007-CC Supplement or any comparable provision in any such other agreement, in each case to the extent provided in the Indenture.

ARTICLE V

ISSUER ACCOUNTS AND INVESTMENTS

Section 5.01. Issuer Accounts.

(a) On or before the Effective Date, the Indenture Trustee will cause to be established and maintained six Eligible Deposit Accounts denominated as follows: the “DiscoverSeries Collections Account,” the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account,” the “Class C Reserve Account” and the “Class D Reserve Account” in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). The DiscoverSeries Collections Account, the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account constitute Issuer Accounts, shall be maintained in accordance with Article IV of the Indenture , and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series Noteholders (or, in the case of the Class C Reserve Account, for the benefit of the Class C Noteholders or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). If, at any time, the institution holding any of the DiscoverSeries Collections Account, the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account or the Class D Reserve Account ceases to be an Eligible Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which the applicable Note Rating Agencies may consent) establish a new DiscoverSeries Collections Account, Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be, that is an Eligible Deposit Account and shall transfer any cash and other property to such new DiscoverSeries Collections Account, Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account, as the case may be. From the date such new DiscoverSeries Collections Account, Interest Funding Account, Principal Funding Account, Accumulation Reserve Account, Class C Reserve Account or Class D Reserve Account is established, it will be the “DiscoverSeries Collections Account,” the “Interest Funding Account,” the “Principal Funding Account,” the “Accumulation Reserve Account,” the “Class C Reserve Account” or the “Class D

Reserve Account,” as the case may be. Each Tranche of Notes will have its own Subaccount within the Interest Funding Account, the Principal Funding Account and the Accumulation Reserve Account; each Tranche of Class C Notes will have its own Subaccount within the Class C Reserve Account, if applicable; and each Tranche of Class D Notes will have its own Subaccount within the Class D Reserve Account, if applicable. The DiscoverSeries Collections Account, the Interest Funding Account, the Principal Funding Account, the Accumulation Reserve Account, the Class C Reserve Account and the Class D Reserve Account will receive deposits pursuant to Article III.

(b) Notwithstanding any provision of Section 403(a) of the Indenture to the contrary, any prefunded amounts on deposit in the Principal Funding Account will be invested in Permitted Investments that will mature no later than the following Distribution Date.

(c) All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account or the Principal Funding Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than the time required by the applicable Depository on the applicable Interest Payment Date or Principal Payment Date but only to the extent of funds on deposit in the applicable Subaccount or as otherwise provided in Article III.

(d) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class C Reserve Account will be retained in the Class C Reserve Account (to the extent that the sum of the amount on deposit in the Class C Reserve Account with respect to the related Due Period is less than the required balance for the Class C Reserve Account for that Due Period) and the excess, if any, will be paid to the Issuer pursuant to step (51) (Withdrawal of Excess Deposits from Class C Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01.

(e) On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Class D Reserve Account will be retained in the Class D Reserve Account (to the extent that the sum of the amount on deposit in the Class D Reserve Account with respect to the related Due Period is less than the required balance for the Class D Reserve Account for that Due Period) and the excess, if any, will be paid to the Issuer pursuant to step (52) (Withdrawal of Excess Deposits from Class D Reserve Subaccounts for use as Series Finance Charge Amounts) of Section 3.01.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement for the DiscoverSeries Notes to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE
TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trust

By:	/s/ Drew Davis
Name:	Drew Davis
Title:	Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Christopher J. Nuxoll
Name:	Christopher J. Nuxoll
Title:	Vice President

[FORM OF]

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Indenture Trustee

CLASS A( - ) TERMS DOCUMENT

Dated as of [   ]

to

THIRD AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of May 18, 2025

for the DiscoverSeries Notes

to

SECOND AMENDED AND RESTATED INDENTURE

Dated as of May 18, 2025

Exhibit

Exhibit A Form of Class A Note

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THIS CLASS A( - ) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of [   ].

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class A Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class A( - ) Notes;

(6) each capitalized term defined herein shall relate only to the Class A( - ) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a)

include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

[“Accumulation Amount” means $[   ]; provided, however, if the commencement of the Accumulation Period is delayed in accordance with Section 2.11 hereof, the Accumulation Amount shall be determined in accordance with the definition of “Accumulation Amount” in the Indenture Supplement.]

[“Accumulation Commencement Date” means [   ], [   ], or such later date as the Calculation Agent on behalf of the Issuer determines in accordance with Section 2.11 hereof.]

[“Accumulation Period” has the meaning set forth in the Indenture Supplement.]

[“Accumulation Period Length” means [   ] months; provided, however, if the commencement of the Accumulation Period is adjusted in accordance with Section 2.11 hereof, the Accumulation Period Length shall be determined in accordance with the definition of “Accumulation Period Length” in the Indenture Supplement.]

[“Accumulation Reserve Funding Period” shall not apply if the Calculation Agent on behalf of the Issuer notifies the Indenture Trustee that it expects the Accumulation Period Length to be adjusted to one (1) month, and otherwise shall mean a period commencing on the first Distribution Date on which a condition in the right column of the following table was in effect on the immediately preceding Distribution Date, if such Distribution Date is a Distribution Date described in the corresponding left column of the following table, and ending on the Distribution Date immediately preceding the earlier to occur of:

(x) the Expected Maturity Date for the Class A( - ) Notes and

(y) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class A( - ) Notes is paid in full.

Distribution Date:	Condition:

(a) The Distribution Date occurring three (3) calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

No condition.

(b) The Distribution Date occurring [four (4)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 4%.

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(c) The Distribution Date occurring [six (6)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 3%.

(d) The Distribution Date occurring [twelve (12)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 2%.

provided, however, if at any point the Accumulation Reserve Funding Period has not commenced because no condition requiring funding has occurred or the Calculation Agent has determined that the Accumulation Period Length will be shortened to one (1) month, and subsequently a condition requiring funding occurs and the Calculation Agent determines that the Accumulation Period Length will not be so shortened, the Accumulation Reserve Funding Period shall commence on the following Distribution Date.]

[“[Benchmark]” means, with respect to any [Benchmark] Determination Date, [   ].]

[“[Benchmark] Determination Date” means [   ].]

“Class A( - ) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class A( - ) Notes or (b) an Event of Default and acceleration of the Class A( - ) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class A( - ) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class A( - ) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class A( - ) Note and duly executed and authenticated in accordance with the Indenture.

“Class A( - ) Noteholder” means a Person in whose name a Class A( - ) Note is registered in the Note Register.

“Class A( - ) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class A( - ) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

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“Expected Maturity Date” means [   ].

“Indenture” means the Second Amended and Restated Indenture dated as of May 18, 2025 between the Issuer and Indenture Trustee, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Third Amended and Restated Indenture Supplement dated as of May 18, 2025, for the DiscoverSeries Notes, by and between the Issuer and the Indenture Trustee, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $[   ], or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09 hereof.

[“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or, in the case of the first Interest Payment Date for any Class A( - ) Note, from and including the applicable Issuance Date) to but excluding such Interest Payment Date.]

[“Interest Payment Date” means the fifteenth day of each [month] commencing in [   ], or if such fifteenth day is not a Business Day, the next succeeding Business Day.]

“Issuance Date” means [   ] with respect to all Class A( - ) Notes issued on the date hereof and, with respect to any additional Class A( - ) Notes issued pursuant to Section 2.09 hereof, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means [   ].

[“Note Interest Rate” means [Benchmark] [+/-] [   ]% per annum, calculated on the basis of [the actual number of days elapsed] [twelve 30-day months] and a 360-day year.]

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Required Daily Deposit Target Finance Charge Amount” means, for any day in a Due Period, an amount equal to the Class A Tranche Interest Allocation for the related Distribution Date[; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class A Tranche Interest Allocation cannot be determined because [the [Benchmark] Determination Date] for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class A Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that [Benchmark] will be [Benchmark] for the applicable period determined on the first day of such calendar month, multiplied by 1.25].

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such Due Period is in [the Accumulation Period for the Class A( - ) Notes, the Accumulation Amount], (ii) if such day is on or after the occurrence and during the continuance of a Class A( - ) Adverse Event, the Nominal Liquidation Amount of the Class A( - ) Notes, and (iii) in all other circumstances, zero.

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“Required Subordinated Amount of Class B Notes” means, for the Class A( - ) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class B Notes for such Class A( - ) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A( - ) Notes on such date of determination;

provided however, that for any date of determination on or after the occurrence and during the continuation of a Class A( - ) Adverse Event, the Required Subordinated Amount of Class B Notes for the Class A( - ) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class A( - ) Adverse Event shall have occurred.

“Required Subordinated Amount of Class C Notes” means, for the Class A( - ) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class C Notes for such Class A( - ) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A( - ) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A( - ) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class A( - ) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which such Class A( - ) Adverse Event shall have occurred.

“Required Subordinated Amount of Class D Notes” means, for the Class A( - ) Notes for any date of determination, an amount equal to the product of

(a) the Required Subordinated Percentage of Class D Notes for such Class A( - ) Notes on such date of determination and

(b) the Nominal Liquidation Amount of such Class A( - ) Notes on such date of determination;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class A( - ) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class A( - ) Notes will be the greater of

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(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class A( - ) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class B Notes” means, for the Class A( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes” means, for the Class A( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes” means, for the Class A( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Specified Rating” means, for the Class A( - ) Notes, [   ] with respect to [Moody’s], [   ] with respect to [Standard and Poor’s] and [   ] with respect to [Fitch].

“Stated Principal Amount” means $[   ] or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

[“Targeted Accumulation Reserve Subaccount Deposit” means, with respect to any Distribution Date during the Accumulation Reserve Funding Period, an amount equal to (i) [0.5]% of the Outstanding Dollar Principal Amount of the Class A( - ) Notes as of the close of business on the last day of the related Due Period or (ii) any other amount designated by the Calculation Agent on behalf of the Issuer.]

Section 1.02 Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b) the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

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(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (i) asserting the invalidity of this Terms Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (iii) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) the Indenture Trustee has full power, authority and right to execute, deliver and perform this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c) this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04 Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in the Agreement and (v) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective

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officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure these Class A( - ) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06 Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.07 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II

The Class A( - ) Notes

Section 2.01 Creation and Designation. There is hereby created a Tranche of Class A Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class A( - ) Notes.”

Section 2.02 Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class B Notes, the Required Subordinated Percentage of Class C Notes or the Required Subordinated Percentage of Class D Notes, in each case for the Class A( - ) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class B Notes, the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, in each case for the Class A( - ) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

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Section 2.03 [Interest Payment]. [For the first Interest Payment Date, [    ], the amount of interest due with respect to the Class A( - ) Notes is $[●].] For each Interest Payment Date [following the first Interest Payment Date for any Class A( - ) Note], the amount of interest due with respect to the Class A( - ) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is [the actual number of days in the related Interest Accrual Period] [30] and the denominator of which is 360, times

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class A( - ) Notes determined as of the first date of such related Interest Accrual Period, plus any Class A Tranche Interest Allocation Shortfall for such Class A( - ) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of [the actual number of days in the related Interest Accrual Period] [twelve 30-day months] and a 360-day year.]

Section 2.04 [Notification of [Benchmark]]. On each [Benchmark] Determination Date, the [Indenture Trustee] shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class A( - ) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of [Benchmark] for the following Interest Accrual Period.]

Section 2.05 Payments of Interest and Principal.

(a) [The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class A( - ) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class A( - ) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class A( - ) Notes shall be made as set forth in Section 1102 of the Indenture.]

(b) The right of the Class A( - ) Noteholders to receive payments from the Issuer will terminate on the Class A( - ) Termination Date.

(c) All payments of principal, interest or other amounts to the Class A( - ) Noteholders will be made pro rata based on the Stated Principal Amount of their Class A( - ) Notes.

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Section 2.06 Form of Delivery of Class A( - ) Notes; Depository; Denominations.

(a) The Class A( - ) Notes shall be delivered in the form of a Global Note which shall be a Registered Note as provided in Section 204 of the Indenture. The form of the Class A( - ) Notes is attached hereto as Exhibit A.

(b) The Depository for the Class A( - ) Notes shall be The Depository Trust Company, and the Class A( - ) Notes shall initially be registered in the name of Cede & Co., its nominee.

(c) The Class A( - ) Notes will be issued in minimum denominations of $[●] and integral multiples of $[●] in excess of that amount.

Section 2.07 Delivery and Payment for the Class A( - ) Notes. The Issuer shall execute and deliver the Class A( - ) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class A( - ) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08 [Targeted Deposits to the Accumulation Reserve Account. The deposit targeted to be made to the Accumulation Reserve Subaccount for the Class A( - ) Notes for any Due Period during the Accumulation Reserve Funding Period will be an amount equal to the Targeted Accumulation Reserve Subaccount Deposit minus any amount on deposit in the Accumulation Reserve Subaccount for the Class A( - ) Notes.]

Section 2.09 Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Section 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class A( - ) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class A( - ) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class A( - ) Notes;

(ii)	the amount of such additional Class A( - ) Notes being offered and the resulting Initial Dollar Principal Amount and Stated Principal Amount of Class A( - ) Notes;

(iii)	the date from which interest on such additional Class A( - ) Notes will accrue (which may be a date prior to the date of issuance thereof);

(iv)	the first Interest Payment Date on which interest will be paid on such additional Class A( - ) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class A( - ) Notes to clarify the rights of Holders of such additional Class A( - ) Notes or the effect of such issuance of additional

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Class A( - ) Notes on any calculations to be made with respect to the Class A( - ) Notes, Class A, or the Issuer.

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class A( - ) Notes;

(b) no Class A( - ) Adverse Event has occurred and is continuing; and

(c) either (i) the issuance of such additional Class A( - ) Notes would be treated as part of the same issue as the outstanding Class A( - ) Notes under Treasury Regulation Sections 1.1275-1(f)(1) or 1.1275-2(k) or (ii) such additional Class A( - ) Notes are not issued with “original issue discount” for purposes of Section 1273 of the Code.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class A( - ) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class A( - ) Notes;

provided, however, that the Issuer shall have to deliver to the Indenture Trustee a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance.

Section 2.10 [Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes]. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class A( - ) Notes) and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.]

Section 2.11 [Variable Accumulation Period]. Notwithstanding anything to the contrary in Section 4.02 of the Indenture Supplement, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, delay the commencement of the Accumulation Period for the Class A( - ) Notes and determine a new Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Expected Maturity Date for the Class A( - ) Notes. To the extent that the Calculation Agent has previously delayed the commencement of the Accumulation Commencement Date pursuant to this Section 2.11, the Calculation Agent may subsequently accelerate the commencement of the Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11. Any adjustments by the Calculation Agent on behalf of the Issuer to the Accumulation Commencement Date shall be made no later than the earlier to occur of (x) the first day of the initial Due Period of the proposed Accumulation Period (after giving effect to the current

11

adjustment and all prior adjustments to the commencement of the Accumulation Period pursuant to this Section 2.11) and (y) the last day of the Due Period immediately preceding the first Due Period of the currently scheduled Accumulation Period (after giving effect to any prior adjustments in the commencement of the Accumulation Period pursuant to this Section 2.11).

The Calculation Agent on behalf of the Issuer shall cause any such adjustment if the Calculation Agent determines in good faith that each of the following conditions will be satisfied: (i) the Calculation Agent on behalf of the Issuer delivers to the Indenture Trustee a certificate to the effect that the Calculation Agent on behalf of the Issuer reasonably believes that, based on the payment rate and the anticipated availability of Series Principal Amounts and Reallocated Principal Amounts, (x) the adjustment to the commencement of the Accumulation Period for the Class A( - ) Notes will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document) and, (y) if such adjustment is an acceleration of the commencement of the Accumulation Period for the Class A( - ) Notes, the resulting Accumulation Period for the Class A( - ) Notes is the shortest Accumulation Period for the Class A( - ) Notes that will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document); (ii) such adjustment is permitted under the Series 2007-CC Supplement or any other applicable agreement relating to any Additional Collateral Certificate; and (iii) the Accumulation Amount, the Accumulation Commencement Date and the Accumulation Period Length shall have been adjusted. The Calculation Agent on behalf of the Issuer shall not be required to obtain confirmation from the applicable Note Rating Agencies that any such adjustment in the commencement of the Accumulation Period will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes. The Calculation Agent on behalf of the Issuer shall provide written notice to each applicable Note Rating Agency in the event that the commencement of the Accumulation Period for the Class A( - ) Notes is adjusted pursuant to this Section 2.11.

Section 2.12 Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.13 Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.13 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class A Notes, and has no financial interest in the acquisition of such Class A Notes.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

[Signature Page to Class A ( - ) Terms Document]

[FORM OF]

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Indenture Trustee

CLASS B ( - ) TERMS DOCUMENT

Dated as of [   ]

to

THIRD AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of May 18, 2025

for the DiscoverSeries Notes

to

SECOND AMENDED AND RESTATED INDENTURE

Dated as of May 18, 2025

-i-

THIS CLASS B( - ) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of [   ].

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class B Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class B ( - ) Notes;

(6) each capitalized term defined herein shall relate only to the Class B ( - ) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a)

include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

[“Accumulation Amount” means $[   ]; provided, however, if the commencement of the Accumulation Period is delayed in accordance with Section 2.11 hereof, the Accumulation Amount shall be determined in accordance with the definition of “Accumulation Amount” in the Indenture Supplement.]

[“Accumulation Commencement Date” means [   ], [   ], or such later date as the Calculation Agent on behalf of the Issuer determines in accordance with Section 2.11 hereof.]

[“Accumulation Period” has the meaning set forth in the Indenture Supplement.]

[“Accumulation Period Length” means [   ] months; provided, however, if the commencement of the Accumulation Period is adjusted in accordance with Section 2.11 hereof, the Accumulation Period Length shall be determined in accordance with the definition of “Accumulation Period Length” in the Indenture Supplement.]

[“Accumulation Reserve Funding Period” shall not apply if the Calculation Agent on behalf of the Issuer notifies the Indenture Trustee that it expects the Accumulation Period Length to be adjusted to one (1) month, and otherwise shall mean a period commencing on the first Distribution Date on which a condition in the right column of the following table was in effect on the immediately preceding Distribution Date, if such Distribution Date is a Distribution Date described in the corresponding left column of the following table, and ending on the Distribution Date immediately preceding the earlier to occur of:

(x) the Expected Maturity Date for the Class B ( - ) Notes and

(y) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B ( - ) Notes is paid in full.

Distribution Date:	Condition:

(a) The Distribution Date occurring three (3) calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

No condition

(b) The Distribution Date occurring [four (4)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and	The three-month rolling average Excess Spread Percentage is less than 4%.

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any following Distribution Date

(c) The Distribution Date occurring [six (6)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 3%.

(d) The Distribution Date occurring [twelve (12)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 2%.

provided, however, if at any point the Accumulation Reserve Funding Period has not commenced because no condition requiring funding has occurred or the Calculation Agent has determined that the Accumulation Period Length will be shortened to one (1) month, and subsequently a condition requiring funding occurs and the Calculation Agent determines that the Accumulation Period Length will not be so shortened, the Accumulation Reserve Funding Period shall commence on the following Distribution Date.]

[“[Benchmark]” means, with respect to any [Benchmark] Determination Date, [   ].]

[“[Benchmark] Determination Date” means [   ].]

“Class B ( - ) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class B ( - ) Notes or (b) an Event of Default and acceleration of the Class B ( - ) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class B ( - ) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class B ( - ) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class B ( - ) Note and duly executed and authenticated in accordance with the Indenture.

“Class B ( - ) Noteholder” means a Person in whose name a Class B ( - ) Note is registered in the Note Register.

“Class B ( - ) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class B ( - ) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

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“Encumbered Amount” means, for the Class B ( - ) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class B ( - ) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class B Notes in the DiscoverSeries, multiplied by

(c) the aggregate Required Subordinated Amount of Class B Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes greater than zero.

“Encumbered Required Subordinated Amount of Class C Notes” means, for the Class B ( - ) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B ( - ) Notes, and

(b) the Required Subordinated Percentage of Class C Notes (Encumbered) for the Class B ( - ) Notes.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class B ( - ) Notes, an amount equal to the product of

(a) the Encumbered Amount for the Class B ( - ) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Encumbered) for the Class B ( - ) Notes.

“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.

“Expected Maturity Date” means [   ].

“Indenture” means the Second Amended and Restated Indenture dated as of May 18, 2025 between the Issuer and Indenture Trustee, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Third Amended and Restated Indenture Supplement dated as of May 18, 2025, for the DiscoverSeries Notes, by and between the Issuer and the Indenture Trustee, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $[   ], or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09 hereof.

[“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or, in the case of the first Interest

4

Payment Date for any Class B ( - ) Note, from and including the applicable Issuance Date) to but excluding such Interest Payment Date.]

[“Interest Payment Date” means the fifteenth day of each [month] commencing in [   ], or if such fifteenth day is not a Business Day, the next succeeding Business Day.]

“Issuance Date” means [   ] with respect to all Class B ( - ) Notes issued on the date hereof and, with respect to any additional Class B( - ) Notes issued pursuant to Section 2.09 hereof, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means [   ].

[“Note Interest Rate” means [Benchmark] [+/-] [   ]% per annum, calculated on the basis of [the actual number of days elapsed] [twelve 30-day months] and a 360-day year.]

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Required Daily Deposit Target Finance Charge Amount” means, for any day in a Due Period, an amount equal to the Class B Tranche Interest Allocation for the related Distribution Date[; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class B Tranche Interest Allocation cannot be determined because [the [Benchmark] Determination Date] for the applicable Interest Accrual Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class B Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that [Benchmark] will be [Benchmark] for the applicable period determined on the first day of such calendar month, multiplied by 1.25].

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such Due Period is in [the Accumulation Period for the Class B ( - ) Notes, the Accumulation Amount], (ii) if such day is on or after the occurrence and during the continuance of a Class B ( - ) Adverse Event, the Nominal Liquidation Amount of the Class B ( - ) Notes, and (iii) in all other circumstances, zero.

“Required Subordinated Amount of Class C Notes” means, for the Class B ( - ) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class C Notes for such Class B ( - ) Notes and

(b) the Encumbered Required Subordinated Amount of Class C Notes for such Class B ( - ) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B ( - ) Adverse Event, the Required Subordinated Amount of Class C Notes for the Class B ( - ) Notes will be the greater of

(x) the amount determined above for such date of determination and

5

(y) the amount determined above for the date immediately prior to the date on which such Class B ( - ) Adverse Event shall have occurred.

“Required Subordinated Amount of Class D Notes” means, for the Class B ( - ) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class B ( - ) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class B ( - ) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class B ( - ) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class B ( - ) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class B ( - ) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class C Notes (Encumbered)” means, for the Class B ( - ) Notes, [ ]%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class C Notes (Unencumbered)” means, for the Class B ( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Encumbered)” means, for the Class B ( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class B ( - ) Notes, [   ]%, subject to adjustment in accordance with Section 2.02.

“Specified Rating” means, for the Class B( - ) Notes, [   ] with respect to [Moody’s], [   ] with respect to [Standard and Poor’s] and [   ] with respect to [Fitch].

“Stated Principal Amount” means $[   ] or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

[“Targeted Accumulation Reserve Subaccount Deposit” means, with respect to any Distribution Date during the Accumulation Reserve Funding Period, an amount equal to (i) [0.5]% of the Outstanding Dollar Principal Amount of the Class B ( - ) Notes as of the close of business on the last day of the related Due Period or (ii) any other amount designated by the Calculation Agent on behalf of the Issuer.]

“Unencumbered Amount” means, for the Class B ( - ) Notes, an amount equal to the Nominal Liquidation Amount of the Class B ( - ) Notes minus the Encumbered Amount for the Class B ( - ) Notes.

6

“Unencumbered Required Subordinated Amount of Class C Notes” means, for the Class B ( - ) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B ( - ) Notes and

(b) the Required Subordinated Percentage of Class C Notes (Unencumbered) for the Class B ( - ) Notes.

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class B ( - ) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class B ( - ) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class B ( - ) Notes.

Section 1.02 Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b) the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (i) asserting the

7

invalidity of this Terms Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (iii) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) the Indenture Trustee has full power, authority and right to execute, deliver and perform this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c) this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04 Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in the Agreement and (v) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure these Class B ( - ) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

8

Section 1.06 Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.07 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II

The Class B ( - ) Notes

Section 2.01 Creation and Designation. There is hereby created a Tranche of Class B Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class B ( - ) Notes.”

Section 2.02 Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class C Notes (Encumbered), the Required Subordinated Percentage of Class C Notes (Unencumbered), the Required Subordinated Percentage of Class D Notes (Encumbered), and the Required Subordinated Percentage of Class D Notes (Unencumbered), in each case for the Class B ( - ) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class C Notes or the Required Subordinated Amount of Class D Notes, in each case for the Class B ( - ) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03  [Interest Payment]. [For the first Interest Payment Date, [    ], the amount of interest due with respect to the Class B( - ) Notes is $[●].] For each Interest Payment Date [following the first Interest Payment Date for any Class B( - ) Note], the amount of interest due with respect to the Class B ( - ) Notes shall be an amount equal to

(i) (A) a fraction, the numerator of which is [the actual number of days in the related Interest Accrual Period] [30] and the denominator of which is 360, times

9

(B) the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii) the Outstanding Dollar Principal Amount of the Class B ( - ) Notes determined as of the first date of such related Interest Accrual Period, plus any Class B Tranche Interest Allocation Shortfall for such Class B ( - ) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of [the actual number of days in the related Interest Accrual Period] [twelve 30-day months] and a 360-day year.]

Section 2.04  [Notification of Benchmark]. On each [Benchmark] Determination Date, the [Indenture Trustee] shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class B ( - ) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of [Benchmark] for the following Interest Accrual Period.]

Section 2.05 Payments of Interest and Principal.

(a) [The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class B ( - ) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class B ( - ) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class B ( - ) Notes shall be made as set forth in Section 1102 of the Indenture.]

(b) The right of the Class B ( - ) Noteholders to receive payments from the Issuer will terminate on the Class B ( - ) Termination Date.

(c) All payments of principal, interest or other amounts to the Class B ( - ) Noteholders will be made pro rata based on the Stated Principal Amount of their Class B ( - ) Notes.

Section 2.06 Form of Delivery of Class B ( - ) Notes; Depository; Denominations.

(a) The Class B ( - ) Notes shall be delivered in the form of a [Global Note which shall be a Registered Note as provided in Section 204 of the Indenture] [definitive Registered Note as provided in Section 201 of the Indenture]. The form of the Class B ( - ) Notes is attached hereto as Exhibit A.

(b) [The Depository for the Class B ( - ) Notes shall be The Depository Trust Company, and the Class B ( - ) Notes shall initially be registered in the name of Cede & Co., its nominee.]

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(c) The Class B ( - ) Notes will be issued in minimum denominations of $[●] and integral multiples of $[●] in excess of that amount.

Section 2.07 Delivery and Payment for the Class B ( - ) Notes. The Issuer shall execute and deliver the Class B ( - ) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class B ( - ) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08  [Targeted Deposits to the Accumulation Reserve Account]. The deposit targeted to be made to the Accumulation Reserve Subaccount for the Class B ( - ) Notes for any Due Period during the Accumulation Reserve Funding Period will be an amount equal to the Targeted Accumulation Reserve Subaccount Deposit minus any amount on deposit in the Accumulation Reserve Subaccount for the Class B ( - ) Notes.]

Section 2.09 Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Section 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class B ( - ) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class B( - ) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i) the Issuance Date of such additional Class B ( - ) Notes;

(ii) the amount of such additional Class B ( - ) Notes being offered and the resulting Initial Dollar Principal Amount and Stated Principal Amount of Class B( - ) Notes;

(iii) the date from which interest on such additional Class B ( - ) Notes will accrue (which may be a date prior to the date of issuance thereof);

(iv) the first Interest Payment Date on which interest will be paid on such additional Class B ( - ) Notes; and

(v) any other terms that the Issuer set forth in such notice of issuance of additional Class B ( - ) Notes to clarify the rights of Holders of such additional Class B( - ) Notes or the effect of such issuance of additional Class B ( - ) Notes on any calculations to be made with respect to the Class B ( - ) Notes, Class B, or the Issuer.

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class B ( - ) Notes;

(b) no Class B ( - ) Adverse Event has occurred and is continuing; and

(c) [either (i) the issuance of such additional Class B ( - ) Notes would be treated as part of the same issue as the outstanding Class B ( - ) Notes under Treasury Regulation

11

Sections 1.1275-1(f)(1) or 1.1275-2(k) or (ii) such additional Class B ( - ) Notes are not issued with “original issue discount” for purposes of Section 1273 of the Code].

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class B ( - ) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class B ( - ) Notes; provided, however, that the Issuer shall have to deliver to the Indenture Trustee a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance.

Section 2.10  [Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes]. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class B ( - ) Notes and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.]

Section 2.11 [Variable Accumulation Period]. Notwithstanding anything to the contrary in Section 4.02 of the Indenture Supplement, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, delay the commencement of the Accumulation Period for the Class B ( - ) Notes and determine a new Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Expected Maturity Date for the Class B ( - ) Notes. To the extent that the Calculation Agent has previously delayed the commencement of the Accumulation Commencement Date pursuant to this Section 2.11, the Calculation Agent may subsequently accelerate the commencement of the Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11. Any adjustments by the Calculation Agent on behalf of the Issuer to the Accumulation Commencement Date shall be made no later than the earlier to occur of (x) the first day of the initial Due Period of the proposed Accumulation Period (after giving effect to the current adjustment and all prior adjustments to the commencement of the Accumulation Period pursuant to this Section 2.11) and (y) the last day of the Due Period immediately preceding the first Due Period of the currently scheduled Accumulation Period (after giving effect to any prior adjustments in the commencement of the Accumulation Period pursuant to this Section 2.11).

The Calculation Agent on behalf of the Issuer shall cause any such adjustment if the Calculation Agent determines in good faith that each of the following conditions will be satisfied: (i) the Calculation Agent on behalf of the Issuer delivers to the Indenture Trustee a certificate to the effect that the Calculation Agent on behalf of the Issuer reasonably believes that, based on the payment rate and the anticipated availability of Series Principal Amounts and

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Reallocated Principal Amounts, (x) the adjustment to the commencement of the Accumulation Period for the Class B ( - ) Notes will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document) and, (y) if such adjustment is an acceleration of the commencement of the Accumulation Period for the Class B( - ) Notes, the resulting Accumulation Period for the Class B( - ) Notes is the shortest Accumulation Period for the Class B( - ) Notes that will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document); (ii) such adjustment is permitted under the Series 2007-CC Supplement or any other applicable agreement relating to any Additional Collateral Certificate; and (iii) the Accumulation Amount, the Accumulation Commencement Date and the Accumulation Period Length shall have been adjusted. The Calculation Agent on behalf of the Issuer shall not be required to obtain confirmation from the applicable Note Rating Agencies that any such adjustment in the commencement of the Accumulation Period will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes. The Calculation Agent on behalf of the Issuer shall provide written notice to each applicable Note Rating Agency in the event that the commencement of the Accumulation Period for the Class B ( - ) Notes is adjusted pursuant to this Section 2.11.

Section 2.12 Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.13 Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.13 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class B Notes, and has no financial interest in the acquisition of such Class B Notes.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE
TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

[Signature Page to Class B ( - ) Terms Document]

[FORM OF]

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Indenture Trustee

CLASS C( - ) TERMS DOCUMENT

Dated as of [   ]

to

THIRD AMENDED AND RESTATED INDENTURE SUPPLEMENT

Dated as of May 18, 2025

for the DiscoverSeries Notes

to

SECOND AMENDED AND RESTATED INDENTURE

Dated as of May 18, 2025

-i-

THIS CLASS C( - ) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of [   ].

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class C Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE 1

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class C( - ) Notes;

(6) each capitalized term defined herein shall relate only to the Class C( - ) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a)

include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

[“Accumulation Amount” means $[   ]; provided, however, if the commencement of the Accumulation Period is delayed in accordance with Section 2.11 hereof, the Accumulation Amount shall be determined in accordance with the definition of “Accumulation Amount” in the Indenture Supplement.]

[“Accumulation Commencement Date” means [   ], [   ], or such later date as the Calculation Agent on behalf of the Issuer determines in accordance with Section 2.11 hereof.]

[“Accumulation Period” has the meaning set forth in the Indenture Supplement.]

[“Accumulation Period Length” means [   ] months; provided, however, if the commencement of the Accumulation Period is adjusted in accordance with Section 2.11 hereof, the Accumulation Period Length shall be determined in accordance with the definition of “Accumulation Period Length” in the Indenture Supplement.]

[“Accumulation Reserve Funding Period” shall not apply if the Calculation Agent on behalf of the Issuer notifies the Indenture Trustee that it expects the Accumulation Period Length to be adjusted to one (1) month, and otherwise shall mean a period commencing on the first Distribution Date on which a condition in the right column of the following table was in effect on the immediately preceding Distribution Date, if such Distribution Date is a Distribution Date described in the corresponding left column of the following table, and ending on the Distribution Date immediately preceding the earlier to occur of:

(x) the Expected Maturity Date for the Class C( - ) Notes and

(y) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C( - ) Notes is paid in full.

Distribution Date:	Condition:

(a) The Distribution Date occurring three (3) calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

No condition.

(b) The Distribution Date occurring [four (4)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 4%.

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(c) The Distribution Date occurring [six (6)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 3%.

d) The Distribution Date occurring [twelve (12)] calendar months prior to the first scheduled Distribution Date of the Accumulation Period (as adjusted in accordance with Section 2.11 hereof) and any following Distribution Date

The three-month rolling average Excess Spread Percentage is less than 2%.

provided, however, if at any point the Accumulation Reserve Funding Period has not commenced because no condition requiring funding has occurred or the Calculation Agent has determined that the Accumulation Period Length will be shortened to one (1) month, and subsequently a condition requiring funding occurs and the Calculation Agent determines that the Accumulation Period Length will not be so shortened, the Accumulation Reserve Funding Period shall commence on the following Distribution Date.]

[“[Benchmark]” means, with respect to any [Benchmark] Determination Date, [   ].]

[“[Benchmark] Determination Date” means [   ].]

“Class C( - ) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class C( - ) Notes or (b) an Event of Default and acceleration of the Class C( - ) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class C( - ) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class C( - ) Note” means any Note, in the form set forth in Exhibit A hereto, designated therein as a Class C( - ) Note and duly executed and authenticated in accordance with the Indenture.

“Class C( - ) Noteholder” means a Person in whose name a Class C( - ) Note is registered in the Note Register.

“Class C( - ) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class C( - ) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

[“Class C Reserve Account Percentage” means, for any Distribution Date on which a condition in the left column of the following table was in effect on the immediately preceding Distribution Date, the percentage in the corresponding right column of the following table (or if more than one conditions were in effect on the immediately preceding Distribution Date, the largest percentage).

3

Condition:	Class C Reserve Account Percentage:

The three-month rolling average Excess Spread Percentage is:

(a) 4.50% or greater	0%

(b) 4.00% to 4.49%	[ ]%

(c) 3.50% to 3.99%	[ ]%

(d) 3.00% to 3.49%	[ ]%

(e) 2.50% to 2.99%	[ ]%

(f) 2.00% to 2.49%	[ ]%

(g) less than 2.00%, or	[ ]%

an Early Redemption Event or Event of Default for the Class C( - ) Notes has occurred and is continuing.]

“Encumbered Amount” means, for the Class C( - ) Notes, an amount equal to

(a) the Nominal Liquidation Amount of the Class C( - ) Notes, divided by

(b) the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries, multiplied by

(c) the sum of (i) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class B Notes equal to zero and a Required Subordinated Amount of Class C Notes greater than zero and (ii) the aggregate Required Subordinated Amount of Class C Notes for all Tranches of Class B Notes in the DiscoverSeries with a Required Subordinated Amount of Class C Notes greater than zero.

“Encumbered Required Subordinated Amount of Class D Notes” means, for the Class C( - ) Notes, an amount equal to the product of

(a) the sum of (1) the aggregate Required Subordinated Amount of Class D Notes for all Tranches of Class A Notes in the DiscoverSeries with a Required Subordinated Amount of Class D Notes greater than zero, plus (2) the aggregate Unencumbered Required Subordinated Amount of Class D Notes for all Tranches of Class B Notes in the DiscoverSeries with an Unencumbered Required Subordinated Amount of Class D Notes greater than zero, multiplied by

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(b) a percentage equivalent to a fraction, the numerator of which is the Nominal Liquidation Amount of the Class C( - ) Notes, and the denominator of which is the Nominal Liquidation Amount of all Tranches of Class C Notes in the DiscoverSeries.

[“Excess Spread Percentage” for any Distribution Date means a fraction, the numerator of which is the Excess Spread Amount for such Distribution Date multiplied by 12 and the denominator of which is the sum of the Nominal Liquidation Amounts of all Tranches of DiscoverSeries Notes as of the first day of the related Due Period.]

“Expected Maturity Date” means [   ].

“Indenture” means the Second Amended and Restated Indenture dated as of May 18, 2025 between the Issuer and Indenture Trustee, as such agreement may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Indenture Supplement” means the Third Amended and Restated Indenture Supplement dated as of May 18, 2025, for the DiscoverSeries Notes, by and between the Issuer and the Indenture Trustee, as the same may be further amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $[   ], or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09 hereof.

[“Interest Accrual Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or, in the case of the first Interest Payment Date for any Class C( - ) Note, from and including the applicable Issuance Date) to but excluding such Interest Payment Date.]

[“Interest Payment Date” means the fifteenth day of each [month] commencing in [ ], or if such fifteenth day is not a Business Day, the next succeeding Business Day.]

“Issuance Date” means [   ] with respect to all Class C( - ) Notes issued on the date hereof and, with respect to any additional Class C( - ) Notes issued pursuant to Section 2.09 hereof, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means [   ].

[“Note Interest Rate” means [Benchmark] [+/-] [ ]% per annum, calculated on the basis of [the actual number of days elapsed] [twelve 30-day months] and a 360-day year.]

“Notice of Additional Issuance” has the meaning set forth in Section 2.09 hereof.

“Required Daily Deposit Target Finance Charge Amount” means, for any day in a Due Period, an amount equal to the Class C Tranche Interest Allocation for the related Distribution Date[; provided, however, that for purposes of determining the Required Daily Deposit Target Finance Charge Amount on any day on which the Class C Tranche Interest Allocation cannot be determined because [the [Benchmark] Determination Date] for the applicable Interest Accrual

5

Period has not yet occurred, the Required Daily Deposit Target Finance Charge Amount shall be the Class C Tranche Interest Allocation determined based on a pro forma calculation made on the assumption that [Benchmark] will be [Benchmark] for the applicable period determined on the first day of such calendar month, multiplied by 1.25].

“Required Daily Deposit Target Principal Amount” means, for any day in a Due Period, (i) if such Due Period is in [the Accumulation Period for the Class C( - ) Notes, the Accumulation Amount], (ii) if such day is on or after the occurrence and during the continuance of a Class C( - ) Adverse Event, the Nominal Liquidation Amount of the Class C( - ) Notes, and (iii) in all other circumstances, zero.

“Required Subordinated Amount of Class D Notes” means, for the Class C( - ) Notes for any date of determination, an amount equal to the sum of

(a) the Unencumbered Required Subordinated Amount of Class D Notes for such Class C( - ) Notes and

(b) the Encumbered Required Subordinated Amount of Class D Notes for such Class C( - ) Notes;

provided, however, that for any date of determination on or after the occurrence and during the continuation of a Class C( - ) Adverse Event, the Required Subordinated Amount of Class D Notes for the Class C( - ) Notes will be the greater of

(x) the amount determined above for such date of determination and

(y) the amount determined above for the date immediately prior to the date on which the Class C( - ) Adverse Event shall have occurred.

“Required Subordinated Percentage of Class D Notes (Unencumbered)” means for the Class C( - ) Notes, [ ]%, subject to adjustment in accordance with Section 2.02.

“Specified Rating” means, for the Class C( - ) Notes, [   ] with respect to [Moody’s], [   ] with respect to [Standard and Poor’s] and [   ] with respect to [Fitch].

“Stated Principal Amount” means $[   ] or such higher amount as is specified in any Notice of Additional Issuance under Section 2.09.

[“Targeted Accumulation Reserve Subaccount Deposit” means, with respect to any Distribution Date during the Accumulation Reserve Funding Period, an amount equal to (i) [0.5]% of the Outstanding Dollar Principal Amount of the Class C( - ) Notes as of the close of business on the last day of the related Due Period or (ii) any other amount designated by the Calculation Agent on behalf of the Issuer.]

“Unencumbered Amount” means, for the Class C( - ) Notes, an amount equal to the Nominal Liquidation Amount of the Class C( - ) Notes minus the Encumbered Amount for the Class C( - ) Notes.

6

“Unencumbered Required Subordinated Amount of Class D Notes” means, for the Class C( - ) Notes, an amount equal to the product of

(a) the Unencumbered Amount for the Class C( - ) Notes and

(b) the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C( - ) Notes.

Section 1.02 Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b) the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary limited liability company and statutory trust proceedings of the Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental agency or authority and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (i) asserting the invalidity of this Terms Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (iii) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

7

(a) the Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) the Indenture Trustee has full power, authority and right to execute, deliver and perform this Terms Document, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c) this Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04 Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Trust in the Agreement and (v) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, the Calculation Agent, the Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure these Class C( - ) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06 Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.07 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

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ARTICLE 2

The Class C( - ) Notes

Section 2.01 Creation and Designation. There is hereby created a Tranche of Class C Notes to be issued pursuant to this Terms Document, the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class C( - ) Notes.”

Section 2.02 Adjustments to Required Subordinated Percentages and Amount.

(a) On any date, the Issuer may, at the direction of the Beneficiary, change the Required Subordinated Percentage of Class D Notes (Unencumbered) for the Class C( - ) Notes, without the consent of any Noteholders; provided that the Issuer has received written confirmation from each applicable Note Rating Agency that the change in such percentage will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

(b) On any date, the Issuer may, at the direction of the Beneficiary, replace all or a portion of the Required Subordinated Amount of Class D Notes for the Class C( - ) Notes with a different form of credit enhancement (including, without limitation, a cash collateral account, a letter of credit, a reserve account, a surety bond, an insurance policy or a collateral interest, or any combination thereof) and may add such definitions and other terms and make such additional amendments to this Terms Document as shall be necessary for such replacement without the consent of any Noteholders, provided that the Issuer has received written confirmation from each applicable Note Rating Agency that such replacement and such other amendments will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes.

Section 2.03 [Interest Payment]. [For the first Interest Payment Date, [   ], the amount of interest due with respect to the Class C( - ) Notes is $[●].] For each Interest Payment Date [following the first Interest Payment Date for any Class C( - ) Note], the amount of interest due with respect to the Class C( - ) Notes shall be an amount equal to

(i)	(A) a fraction, the numerator of which is [the actual number of days in the related Interest Accrual Period] [30] and the denominator of which is 360, times

(B)	the Note Interest Rate in effect with respect to such related Interest Accrual Period, times

(ii)	the Outstanding Dollar Principal Amount of the Class C( - ) Notes determined as of the first date of such related Interest Accrual Period, plus any Class C Tranche Interest Allocation Shortfall for such Class C( - ) Notes for the immediately preceding Distribution Date, together with interest thereon at the Note Interest Rate in effect with respect to such related Interest Accrual Period, calculated on the basis of [the actual number of days in the related Interest Accrual Period] [twelve 30-day months] and a 360-day year.]

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Section 2.04 [Notification of [Benchmark]]. On each [Benchmark] Determination Date, the [Indenture Trustee] shall send to the Issuer, the Beneficiary, each applicable Master Servicer and any stock exchange on which the Class C( - ) Notes are then listed (if the rules of such exchange so require), by facsimile transmission or electronic transmission, notification of [Benchmark] for the following Interest Accrual Period.]

Section 2.05 Payments of Interest and Principal.

(a) [The Issuer will cause interest to be paid on each Interest Payment Date and principal to be paid on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement; and provided, further, that if a Class C( - ) Adverse Event has occurred and is continuing, principal will instead be payable in monthly installments on each Principal Payment Date for the Class C( - ) Notes in accordance with Sections 3.01 and 3.05 of the Indenture Supplement. All payments of interest and principal on the Class C( - ) Notes shall be made as set forth in Section 1102 of the Indenture.]

(b) The right of the Class C( - ) Noteholders to receive payments from the Issuer will terminate on the Class C( - ) Termination Date.

(c) All payments of principal, interest or other amounts to the Class C( - ) Noteholders will be made pro rata based on the Stated Principal Amount of their Class C( - ) Notes.

Section 2.06 Form of Delivery of Class C( - ) Notes; Depository; Denominations.

(a) The Class C( - ) Notes shall be delivered in the form of a [Global Note which shall be a Registered Note as provided in Section 204 of the Indenture] [definitive Registered Note as provided in Section 201 of the Indenture]. The form of the Class C( - ) Notes is attached hereto as Exhibit A.

(b) [The Depository for the Class C( - ) Notes shall be The Depository Trust Company, and the Class C( - ) Notes shall initially be registered in the name of Cede & Co., its nominee.]

(c) The Class C( - ) Notes will be issued in minimum denominations of $[●] and integral multiples of $[●] in excess of that amount.

Section 2.07 Delivery and Payment for the Class C( - ) Notes. The Issuer shall execute and deliver the Class C( - ) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class C( - ) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.08 [Targeted Deposits to the Accumulation Reserve Account]. The deposit targeted to be made to the Accumulation Reserve Subaccount for the Class C( - ) Notes for any Due Period during the Accumulation Reserve Funding Period will be an amount equal to the

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Targeted Accumulation Reserve Subaccount Deposit minus any amount on deposit in the Accumulation Reserve Subaccount for the Class C( - ) Notes.]

Section 2.09 Additional Issuances of Notes. Subject to clauses (ii), (iii), (iv) and (v) of Section 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may issue additional Class C( - ) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such issuance of additional Class C( - ) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i)	the Issuance Date of such additional Class C( - ) Notes;

(ii)	the amount of such additional Class C( - ) Notes being offered and the resulting Initial Dollar Principal Amount and Stated Principal Amount of Class C( - ) Notes;

(iii)	the date from which interest on such additional Class C( - ) Notes will accrue (which may be a date prior to the date of issuance thereof);

(iv)	the first Interest Payment Date on which interest will be paid on such additional Class C( - ) Notes; and

(v)

any other terms that the Issuer set forth in such notice of issuance of additional Class C( - ) Notes to clarify the rights of Holders of such additional Class C( - ) Notes or the effect of such issuance of additional Class C( - ) Notes on any calculations to be made with respect to the Class C( - ) Notes, Class C, or the Issuer.

All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class C( - ) Notes;

(b) no Class C( - ) Adverse Event has occurred and is continuing; and

(c) [either (i) the issuance of such additional Class C( - ) Notes would be treated as part of the same issue as the outstanding Class C( - ) Notes under Treasury Regulation Sections 1.1275-1(f)(1) or 1.1275-2(k) or (ii) such additional Class C( - ) Notes are not issued with “original issue discount” for purposes of Section 1273 of the Code].

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an issuance of additional Class C( - ) Notes so long as such conditions were satisfied or waived in connection with the initial issuance of Class C( - ) Notes; provided, however, that the Issuer shall have to deliver to the Indenture Trustee a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance.

Section 2.10 [Designation of Additional Amounts to Be Included in the Excess Spread Amount for the DiscoverSeries Notes]. At any time that any outstanding Series of certificates issued by the Master Trust provides that the Series Principal Collections allocated to such Series

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will be deposited into the Group Finance Charge Collections Reallocation Account for the Master Trust to the extent necessary for application to cover shortfalls for other Series issued by the Master Trust, an amount equal to (x) all Series Principal Collections allocated to such Series, multiplied by (y) a fraction, the numerator of which is the sum of the Nominal Liquidation Amounts for each outstanding Tranche of the DiscoverSeries Notes (including the Class C( - ) Notes and the denominator of which is (i) the Aggregate Investor Interest for the Master Trust minus (ii) the sum of the Series Investor Interests for all such Series that provide that the Series Principal Collections allocated to such Series will be so deposited, is hereby designated to be included in the Excess Spread Amount and shall be treated as Series Finance Charge Amounts for the DiscoverSeries.]

Section 2.11 [Variable Accumulation Period]. Notwithstanding anything to the contrary in Section 4.02 of the Indenture Supplement, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, delay the commencement of the Accumulation Period for the Class C( - ) Notes and determine a new Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11; provided, however, that the Accumulation Period shall commence no later than the first day of the Due Period related to the Expected Maturity Date for the Class C( - ) Notes. To the extent that the Calculation Agent has previously delayed the commencement of the Accumulation Commencement Date pursuant to this Section 2.11, the Calculation Agent may subsequently accelerate the commencement of the Accumulation Commencement Date, subject to the conditions set forth in this Section 2.11. Any adjustments by the Calculation Agent on behalf of the Issuer to the Accumulation Commencement Date shall be made no later than the earlier to occur of (x) the first day of the initial Due Period of the proposed Accumulation Period (after giving effect to the current adjustment and all prior adjustments to the commencement of the Accumulation Period pursuant to this Section 2.11) and (y) the last day of the Due Period immediately preceding the first Due Period of the currently scheduled Accumulation Period (after giving effect to any prior adjustments in the commencement of the Accumulation Period pursuant to this Section 2.11).

The Calculation Agent on behalf of the Issuer shall cause any such adjustment if the Calculation Agent determines in good faith that each of the following conditions will be satisfied: (i) the Calculation Agent on behalf of the Issuer delivers to the Indenture Trustee a certificate to the effect that the Calculation Agent on behalf of the Issuer reasonably believes that, based on the payment rate and the anticipated availability of Series Principal Amounts and Reallocated Principal Amounts, (x) the adjustment to the commencement of the Accumulation Period for the Class C( - ) Notes will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document) and, (y) if such adjustment is an acceleration of the commencement of the Accumulation Period for the Class C( - ) Notes, the resulting Accumulation Period for the Class C( - ) Notes is the shortest Accumulation Period for the Class C( - ) Notes that will not result in any Tranche of Notes not being paid in full on the relevant Expected Maturity Date (as defined in the applicable Terms Document); (ii) such adjustment is permitted under the Series 2007-CC Supplement or any other applicable agreement relating to any Additional Collateral Certificate; and (iii) the Accumulation Amount, the Accumulation Commencement Date and the Accumulation Period Length shall have been adjusted. The Calculation Agent on behalf of the Issuer shall not be required to obtain confirmation from the applicable Note Rating Agencies that any such

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adjustment in the commencement of the Accumulation Period will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes. The Calculation Agent on behalf of the Issuer shall provide written notice to each applicable Note Rating Agency in the event that the commencement of the Accumulation Period for the Class C( - ) Notes is adjusted pursuant to this Section 2.11.

Section 2.12 Seller’s Interest to Be Included in the Monthly Statement. The Issuer shall cause the Master Servicer to include the amount of the Seller’s Interest as of the Seller’s Interest Measurement Date on each investor certificateholder’s monthly statement delivered pursuant to the Series 2007-CC Supplement.

Section 2.13 Duties of the Indenture Trustee. For the avoidance of doubt, the Indenture Trustee undertakes to perform only such duties as are specifically set forth in the Indenture, the Indenture Supplement, the Pooling and Servicing Agreement, any Series Supplement and this Agreement and as such shall have no obligation or responsibility to monitor or enforce compliance with Regulation RR, nor shall be liable to any Person for any violation of Regulation RR; provided that nothing in this Section 2.13 shall alter the Indenture Trustee’s duties, obligations or standard of care as set forth in the Indenture or any Indenture Supplement. It is understood and acknowledged that the Indenture Trustee has not provided any advice with respect to the acquisition of the Class C Notes, and has no financial interest in the acquisition of such Class C Notes.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE
TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

[Signature Page to Class C( - ) Terms Document]

EXECUTION VERSION

DISCOVER CARD EXECUTION NOTE TRUST

Issuer

And

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

CLASS D(2009-1) TERMS DOCUMENT

Dated as of July 2, 2009

to

INDENTURE SUPPLEMENT

Dated as of July 26, 2007

for the DiscoverSeries Notes

to

INDENTURE

Dated as of July 26, 2007

-i-

THIS CLASS D(2009-1) TERMS DOCUMENT (this “Terms Document”), by and between DISCOVER CARD EXECUTION NOTE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuer”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as Indenture Trustee (the “Indenture Trustee”), is made and entered into as of July 2, 2009.

Pursuant to this Terms Document, the Issuer shall create a new Tranche of Class D Notes of the DiscoverSeries and shall specify the principal terms thereof.

ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement or the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

(4) all references in this Terms Document to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of this Terms Document; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Terms Document as a whole and not to any particular Article, Section or other subdivision;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement or the Indenture, the terms and provisions of this Terms Document shall be controlling, but solely with respect to the Class D(2009-1) Notes;

(6) each capitalized term defined herein shall relate only to the Class D(2009-1) Notes and no other Tranche of Notes issued by the Issuer;

(7) “including” and words of similar import will be deemed to be followed by “without limitation”; and

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(8) for purposes of determining any amount or making any calculation hereunder, such amount or calculation, (x) if specified to be as of the first day of any Due Period, shall (a) include any Notes issued during such Due Period as if such Notes had been outstanding on the first day of such Due Period and (b) give effect to any payments, deposits or other allocations made on the Distribution Date related to the prior Due Period, and (y) if specified to be as of the close of business on the last day of any Due Period shall give effect to any payments, deposits or other allocations made on the related Distribution Date.

“Accumulation Amount” shall not apply with respect to the Class D(2009-1) Note. “Accumulation Period” shall not apply with respect to the Class D(2009-1) Note.

“Class D(2009-1) Adverse Event” means the occurrence of any of the following: (a) an Early Redemption Event with respect to the Class D(2009-1) Notes or (b) an Event of Default and acceleration of the Class D(2009-1) Notes; provided, however, that if the only such event to have occurred is an Excess Spread Early Redemption Event for which an Excess Spread Early Redemption Cure has occurred, a Class D(2009-1) Adverse Event shall not be treated as continuing from and after the date of such cure.

“Class D Interest” means, with respect to the Class D(2009-1) Notes, 0%.

“Class D(2009-1) Note” means any Note issued pursuant to this Terms Document, in the form set forth in Exhibit A hereto, designated therein as a Class D(2009-1) Note and duly executed and authenticated in accordance with the Indenture.

“Class D(2009-1) Noteholder” means a Person in whose name a Class D(2009-1) Note is registered in the Note Register.

“Class D Reserve Account Percentage” means, for any Distribution Date, 0%.

“Class D(2009-1) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article VI thereof.

“Expected Maturity Date” means (i) with respect to the Class D(2009-1) Notes, September 15, 2017 or, if such date is extended pursuant to Section 2.08, the Expected Maturity Date as so extended and (ii) with respect to any Tranche of any Senior Class of DiscoverSeries Notes, the date identified in the applicable Terms Document as the “Expected Maturity Date” for such Notes.

“Expected Principal Payment Date” means any Distribution Date which is an Expected Maturity Date for any Tranche of any Senior Class of DiscoverSeries Notes.

“Indenture” means the Indenture dated as of July 26, 2007 between the Issuer and Indenture Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

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“Indenture Supplement” means the Indenture Supplement for the DiscoverSeries Notes, dated as of July 26, 2007, as amended by the Omnibus Amendment to Indenture Supplement and

Terms Documents, dated as of July 2, 2009, by and between the Issuer and the Indenture Trustee, as the same may be amended, supplemented, restated, amended and restated, replaced or otherwise modified from time to time.

“Initial Dollar Principal Amount” means $598,903,743, or such higher amount as is specified in any Notice of Additional Issuance under Section 2.06.

“Initial Issuance” means the initial issuance of the Class D(2009-1) Notes on July 2, 2009.

“Interest Accrual Period” shall not apply with respect to the Class D(2009-1) Notes.

“Interest Payment Date” shall not apply with respect to the Class D(2009-1) Notes.

“Issuance Date” means July 2, 2009 with respect to all Class D(2009-1) Notes issued on the date hereof and, with respect to any increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes pursuant to Section 2.06, any Issuance Date specified in the Notice of Additional Issuance delivered thereunder.

“Legal Maturity Date” means (i) with respect to the Class D(2009-1) Notes, March 16, 2020 or, if such date is extended pursuant to Section 2.08, the Legal Maturity Date as so extended and (ii) with respect to any Tranche of any Senior Class of DiscoverSeries Notes, the date identified in the applicable Terms Document as the “Legal Maturity Date” for such Notes.

“Note Interest Rate” shall not apply with respect to the Class D(2009-1) Notes.

“Notice of Additional Issuance” has the meaning set forth in Section 2.06.

“Stated Principal Amount” means $598,903,743 or such higher amount as is specified in any Notice of Additional Issuance under Section 2.06.

“Targeted Accumulation Reserve Subaccount Deposit” shall not apply with respect to the Class D(2009-1) Notes.

Section 1.02 Representations and Warranties of Issuer. The Issuer represents and warrants that:

(a) the Issuer has been duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Terms Document and to perform the terms and provisions hereof;

(b) the execution, delivery and performance of this Terms Document by the Issuer have been duly authorized by all necessary corporate and statutory trust proceedings of any Beneficiary and the Owner Trustee, do not require any approval or consent of any governmental

3

agency or authority, and do not and will not conflict with any material provision of the Certificate of Trust or the Trust Agreement of the Issuer;

(c) this Terms Document is the valid, binding and enforceable obligation of the Issuer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or other laws relating to the enforcement of creditors’ rights generally or by general equity principles;

(d) to the best of the Issuer’s knowledge, this Terms Document will not conflict with any law or governmental regulation or court decree applicable to it;

(e) the Issuer is not required to be registered under the Investment Company Act;

(f) all information heretofore furnished by the Issuer in writing to the Indenture Trustee for purposes of or in connection with this Terms Document or any transaction contemplated hereby is, and all such information hereafter furnished by the Issuer in writing to the Indenture Trustee will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified; and

(g) to the best knowledge of the Issuer, there are no proceedings or investigations pending against the Issuer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Issuer (A) asserting the invalidity of this Terms Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Terms Document or (C) seeking any determination or ruling which in the Issuer’s judgment would materially and adversely affect the performance by the Issuer of its obligations under this Terms Document or the validity or enforceability of this Terms Document.

Section 1.03 Representations and Warranties of Indenture Trustee. The Indenture Trustee represents and warrants and any successor trustee shall represent and warrant that:

(a) The Indenture Trustee is organized, existing and in good standing under the laws of the United States of America;

(b) The Indenture Trustee has full power, authority and right to execute, deliver and perform this Indenture, and has taken all necessary action to authorize the execution, delivery and performance by it of this Terms Document; and

(c) This Terms Document has been duly executed and delivered by the Indenture Trustee.

Section 1.04 Limitations on Liability.

(a) It is expressly understood and agreed by the parties hereto that (i) this Terms Document is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking

4

or agreement by the Owner Trustee but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Owner Trustee individually or personally, to perform any covenant of the Issuer either expressed or implied herein, all such liability, if any, being expressly waived by the parties to this Terms Document and by any Person claiming by, through or under them and (iv) under no circumstances will the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Terms Document or any related documents.

(b) None of the Indenture Trustee, the Owner Trustee, the Calculation Agent, any Beneficiary, the Depositor, any Master Servicer or any Servicer or any of their respective officers, directors, employees, incorporators or agents will have any liability with respect to this Terms Document, and recourse may be had solely to the Collateral pledged to secure these Class D(2009-1) Notes under the Indenture, the Indenture Supplement and this Terms Document.

Section 1.05 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, WITHOUT REFERENCE TO ANY CONFLICT OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER STATE.

Section 1.06 Counterparts. This Terms Document may be executed in any number of counterparts, each of which when so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.07 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as supplemented by the Indenture Supplement and this Terms Document shall be read, taken and construed as one and the same instrument.

ARTICLE II

The Class D(2009-1) Notes

Section 2.01 Creation and Designation. There is hereby created a Tranche of Class D Notes to be issued pursuant to the Indenture and the Indenture Supplement to be known as the “DiscoverSeries Class D(2009-1) Notes.”

Section 2.02 Principal Payments. For each Principal Payment Date, the amount of principal due with respect to the Class D(2009-1) Notes shall be an amount, if positive, equal to:

(a) the Nominal Liquidation Amount of the Class D(2009-1) Notes after giving effect to any reductions in the Nominal Liquidation Amount of the Class D(2009-1) Notes in accordance with Section 3.01 of the Indenture Supplement on such date (other than reductions pursuant to clauses 63 and 72 thereof), minus

5

(b) the aggregate Class C Available Subordinated Amount of Class D Notes for each Outstanding Tranche of Class C Notes, after giving effect to any reductions in the Nominal Liquidation Amount of any Outstanding Tranche of Class C Notes in accordance with Section 3.01 of the Indenture Supplement on such date; provided, however, that if at any time one or more additional Tranches of Class D Notes has been issued and is Outstanding, the amount determined in clause (b) shall be reduced by an amount equal to the lesser of (i) the Nominal Liquidation Amount of such additional Class D Notes, and (ii) the portion of such Class C Available Subordinated Amount of Class D Notes attributable to any Tranche of any Senior Class of DiscoverSeries Notes issued after the date of issuance of such additional Class D Notes or the date of issuance of any predecessor additional Class D Notes. For the avoidance of doubt, no principal payment will be made with respect to these Class D(2009-1) Notes if such payment would cause the total Nominal Liquidation Amount of all Class D Notes to be less than the aggregate Class C Available Subordinated Amount of Class D Notes, determined without giving effect to the foregoing proviso.

Section 2.03 Payments of Principal.

(a) The Issuer will cause principal to be paid on each Principal Payment Date, with the last such principal payment to be made on the Expected Maturity Date; provided, however, that it shall not be an Event of Default if principal is not paid in full on such Expected Maturity Date unless funds for such payment have been allocated in accordance with Section 2.04 of the Indenture Supplement. All payments of principal on the Class D(2009-1) Notes shall be made as set forth in Section 1102 of the Indenture.

(b) The right of the Class D(2009-1) Noteholders to receive payments from the Issuer will terminate on the Class D (2009-1) Termination Date.

(c) All payments of principal or other amounts to the Class D(2009-1) Noteholders will be made pro rata based on the Outstanding Dollar Principal Amount of their Class D(2009-1) Notes.

Section 2.04 Form of Delivery of Class D(2009-1) Notes; Denominations.

(a) The Class D(2009-1) Notes shall be delivered in the form of a definitive Registered Note as provided in Section 201 of the Indenture. The form of the Class D(2009-1) Notes is attached hereto as Exhibit A.

(b) The Class D(2009-1) Notes shall, until such time as the laws of any jurisdiction in which they are offered or sold no longer restrict the transfer or sale thereof, bear a legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE

6

RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF DISCOVER CARD EXECUTION NOTE TRUST AND DISCOVER BANK THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO DISCOVER CARD EXECUTION NOTE TRUST, DISCOVER BANK OR THEIR AFFILIATES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, PROVIDED, THAT IMMEDIATELY AFTER SUCH RESALE, PLEDGE OR TRANSFER, THE NOTE WILL NOT BE CONSIDERED ISSUED AND OUTSTANDING FOR UNITED STATES FEDERAL AND STATE INCOME TAX PURPOSES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

(c) No Class D(2009-1) Notes shall be transferred except in accordance with the transfer restrictions described in the legend set forth in clause (b) above.

(d) The Class D(2009-1) Notes will be issued in minimum denominations of $250,000.

Section 2.05 Delivery and Payment for the Class D(2009-1) Notes. The Issuer shall execute and deliver the Class D (2009-1) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class D(2009-1) Notes when authenticated, each in accordance with Sections 203 and 303 of the Indenture.

Section 2.06 Increases in the Outstanding Dollar Principal Amount. Subject to clauses (ii), (iii), (iv) and (v) of Section 2.02 and Section 2.03 of the Indenture Supplement, the Issuer may increase the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes by issuing additional Class D(2009-1) Notes, so long as the following conditions precedent are satisfied:

(a) the Issuer shall have given the Indenture Trustee written notice of such increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes (the “Notice of Additional Issuance”) at least one (1) Business Day in advance of the Issuance Date thereof, which notice shall include:

(i) the Issuance Date of such increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes;

(ii) the amount of such increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes and the resulting Initial Dollar Principal Amount and Stated Principal Amount of the Class D(2009-1) Notes; and

(iii) any other terms that the Issuer may set forth in such Notice of Additional Issuance to clarify the effect of such increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes on any calculations to be made with respect to the Class D(2009-1) Notes, Class D, or the Issuer.

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All such terms shall be incorporated into and form a part of this Terms Document on and after the effective date of such Class D(2009-1) Notes; and

(b) no Class D(2009-1) Adverse Event has occurred and is continuing.

The Issuer shall not have to satisfy the conditions set forth in Section 310 of the Indenture in connection with an increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes so long as such conditions were satisfied or waived in connection with the Initial Issuance of Class D(2009-1) Notes. Any such increase shall be deemed to have occurred under Section 310 of the Indenture and this Section 2.06 for purposes of the Indenture, the Indenture Supplement and this Terms Document.

Section 2.07 Acceleration of Principal Payment Dates and Maturity.

(a) If at any time the Issuer has received written confirmation from each applicable Note Rating Agency that reducing the Required Subordinated Percentage of Class D Notes for any Tranche of DiscoverSeries Notes will not result in a Ratings Effect for any Tranche of Outstanding DiscoverSeries Notes, and the Issuer reduces the Required Subordinated Percentage of Class D Notes for any such Tranche, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, declare that an Expected Principal Payment Date occur immediately. It shall not be an Event of Default if the amount of principal due on such Expected Principal Payment Date with respect to the Class D(2009-1) Notes is not paid in full on such Expected Principal Payment Date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement.

(b) If at any time no Outstanding Tranche of DiscoverSeries Notes has a Required Subordinated Percentage of Class D Notes greater than zero, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, declare the entire Outstanding Dollar Principal Amount of the Class D(2009-1) Notes due and payable immediately. It shall not be an Event of Default if such amount is not paid in full on such date unless funds for such payment have been allocated in accordance with Section 3.01 of the Indenture Supplement.

Section 2.08 Extension of the Expected Maturity Date and Legal Maturity Date. If at any time a new Tranche of a Senior Class of DiscoverSeries Notes is issued, and the Expected Maturity Date and Legal Maturity Date for such Tranche of Notes is a later date than the Expected Maturity Date and Legal Maturity Date for the Class D(2009-1) Notes, unless otherwise provided in the Terms Document for such Tranche, the Calculation Agent on behalf of the Issuer shall, by written notice to the Indenture Trustee, extend the Expected Maturity Date and Legal Maturity Date for the Class D (2009-1) Notes to the Expected Maturity Date and Legal Maturity Date for such Tranche of Notes. Any such extension by the Calculation Agent on behalf of the Issuer shall be made no later than the first day of the Due Period immediately preceding the Expected Maturity Date for the Class D(2009-1) Notes then in effect (without giving effect to any extension pursuant to this Section 2.08).

Section 2.09 Tax Opinions. Section 310(a)(iv) of the Indenture shall not apply to the Class D(2009-1) Notes.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

DISCOVER CARD EXECUTION NOTE TRUST, as Issuer

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Jennifer A. Luce
Name:	Jennifer A. Luce
Title:	Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Patricia M. Child
Name:	Patricia M. Child
Title:	Vice President

[Signature Page to Class D(2009-1) Terms Document]

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Exhibit A

Form of Class D Note

See attached.

Exhibit A

Exhibit E

Form of Noteholders’ Monthly Statement

Discover Card Execution Note Trust

DiscoverSeries Monthly Statement

Distribution Date: __________ __, ____	Month Ending: __________ __, ____

Pursuant to the Second Amended and Restated Indenture dated as of May 18, 2025, as amended, (the “Indenture”) by and between Discover Card Execution Note Trust (the “Note Issuance Trust”) and U.S. Bank Trust Company, National Association as Indenture Trustee (the “Indenture Trustee”) and the Third Amended and Restated Indenture Supplement dated as of May 18, 2025, in each case as amended prior to the distribution date noted above, for the DiscoverSeries Notes, by and between the Note Issuance Trust and the Indenture Trustee (the “Indenture Supplement”), the Note Issuance Trust is required to prepare certain information each month regarding current distributions to noteholders. We have set forth below this information regarding the DiscoverSeries Notes and certain other information required under the Securities Exchange Act of 1934, as amended, for the Distribution Date listed above, as well as for the calendar month ended on the date listed above. Capitalized terms used in this report without definition have the meanings given to them in the Indenture or Indenture Supplement. The Indenture and the Indenture Supplement were filed with the Securities and Exchange Commission as follows:

Second Amended and Restated Indenture	As Exhibit [_] to the Note Issuance Trust’s current report on From 8-K filed on [ ].

Third Amended and Restated Indenture Supplement	As Exhibit [_] to the Note Issuance Trust’s current report on From 8-K filed on [ ].

1.   Interest to be paid on this Distribution Date:

Tranche	CUSIP Number	[Benchmark Determination Date]	Interest Payment Date	Interest Rate	Number of Days in the Interest Accrual Period	Amount of interest paid on this Distribution Date	Amount of interest paid on this Distribution Date per $1000 of Outstanding Dollar Principal Amount
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - )
Class B( - )
Class B( - )

Total Class B

Class C( - )
Class C( - )
Class C( - )

Total Class C

[Class D( - ) ]
[Class D( - ) ]
[Class D( - ) ]

[Total Class D]

Total

2. Principal to be paid on this Distribution Date:
Tranche	CUSIP Number	Scheduled principal payments	Shortfall in scheduled principal payments	Amount of principal paid on this Distribution Date	Amount of principal paid per $1000 of Stated Principal Amount	Total amount of principal paid through this Distribution Date
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - ) [1]
Class B( - )
Class B( - )

Total Class B [1]

Class C( - ) [1]
Class C( - )
Class C( - )

Total Class C [1]

[Class D( - ) ] [1]
[Class D( - ) ]
[Class D( - ) ]

[Total Class D] [1]

Total

3.   Principal Amounts and Nominal Liquidation Amount:

(reflects issuances during [Month][Year] and principal payments and Nominal Liquidation Amount Deficits after giving effect to all allocations on this
Distribution Date)

Tranche	Stated Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - )
Class B( - )
Class B( - )

Total Class B

Class C( - ) [1]
Class C ( - )
Class C ( - )

Total Class C [1]

[Class D( - )] [1]
[Class D( - )]
[Class D( - )]

[Total Class D] [1]

Total

4.   Nominal Liquidation Amount for Tranches of Notes Outstanding:

(including all tranches issued as of the end of [Month][Year], after taking into account all allocations expected to occur on the Distribution Date)

Tranche	Nominal Liquidation Amount as of the beginning of Due Period	Increase due to Accretion of Principal for Discount Notes	Increase due to withdrawals of Prefunding Excess Amounts from Principal Funding Subaccount	Increase due to reimbursement of Nominal Liquidation Amount Deficits	Reductions due to allocation of charged-off receivables	Increases and reductions due to reallocation of charged-off receivables	Reductions due to reallocation of Series Principal Amounts	Reductions due to deposits into Principal Funding Subaccount	Nominal Liquidation Amount as of the end of Due Period

Class A ( - )							N/A
Class A ( - )							N/A
Class A ( - )							N/A

Total Class A							N/A

Class B ( - )
Class B ( - )
Class B ( - )
Total Class B

Class C ( - )
Class C ( - )
Class C ( - )

Total Class C

[Class D( - )]
[Class D( - )]
[Class D( - )]

[Total Class D]

Total

Tranche	Cumulative unreimbursed Nominal Liquidation Amount Deficit

Class A ( - )
Class A ( - )
Class A ( - )

Total Class A

Class B ( - )
Class B ( - )
Class B ( - )
Total Class B

Class C ( - )
Class C ( - )
Class C ( - )

Total Class C

[Class D( - )]
[Class D( - )]
[Class D( - )]

[Total Class D]

Total

5.   Targeted Deposits to Principal Funding Subaccounts with respect to this Distribution Date:

Tranche	Beginning Principal Funding Subaccount balance	Targeted deposit to Principal Funding Subaccount		Shortfalls in targeted deposit to Principal Funding Subaccount with respect to this Distribution Date	Actual deposit to Principal Funding Subaccount	Amounts withdrawn from Principal Funding Subaccount for payment to Noteholders	Prefunding Excess Amounts withdrawn from Principal Funding Subaccount	Ending Principal Funding Subaccount balance	Income earned on funds on deposit in Principal Funding Subaccount
		Amount scheduled to be deposited on this Distribution Date	Previous shortfalls
Class A ( - )
Class A ( - )
Class A ( - )

Total Class A

Class B ( - )
Class B ( - )
Class B ( - )
Total Class B

Class C ( - )
Class C ( - )
Class C ( - )

Total Class C

[Class D( - )]
[Class D( - )]
[Class D( - )]

[Total Class D]

Total

6.   Prefunding with respect to this Distribution Date:

Tranche	Beginning balance of prefunded deposits	Prefunded amount applied to scheduled principal deposits	Targeted Prefunding Deposits	Prefunding Excess Amounts withdrawn from Principal Funding Subaccount	Actual deposit to Principal Funding Subaccount for prefunding	Ending balance of prefunded deposits
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - )
Class B( - )
Class B( - )

Total Class B

Class C( - )]
Class C( - )]
Class C( - )]

Total Class C

Total

7.   Targeted Deposits to Interest Funding Subaccounts with respect to this Distribution Date:

Tranche	Beginning Interest Funding Subaccount balance	Targeted deposit to Interest Funding Subaccount with respect to this Distribution Date			Shortfalls in targeted deposit to Interest Funding Subaccount with respect to this Distribution Date	Actual deposit to Interest Funding Subaccount	Amounts withdrawn from Interest Funding Subaccount for payment to Noteholders	Ending Interest Funding Subaccount balance	Income earned on funds on deposit in Interest Funding Subaccount

		Interest accrued during monthly interest accrual period	Previous shortfalls	Total targeted deposit to Interest Funding Subaccount
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - )
Class B( - )
Class B( - )
Total Class B

Class C( - )
Class C( - )
Class C( - )

Total Class C

[Class D( - )]
[Class D( - )]
[Class D( - )]

[Total Class D]

Total

[8.   Deposits to and Withdrawals from Class C Reserve Subaccounts:]

Tranche	Beginning Class C Reserve Subaccount balance	Income earned on funds on deposit in Class C Reserve Subaccount	Targeted deposit to Class C Reserve Subaccount	Actual deposit to Class C Reserve Subaccount	Amounts withdrawn from Class C Reserve Subaccount for application to Class C Notes	Excess amounts withdrawn from Class C Reserve Subaccount	Ending Class C Reserve Subaccount balance	Cumulative Shortfall in Class C Reserve Subaccount
Class C( - )
Class C( - )
Class C( - )

Total Class C

[9.   To be included only following issuance of Class D notes with a reserve account: Deposits to and Withdrawals from Class D Reserve Subaccounts:

Tranche	Beginning Class D Reserve Subaccount balance	Income earned on funds on deposit in Class D Reserve Subaccount	Targeted deposit to Class D Reserve Subaccount	Actual deposit to Class D Reserve Subaccount	Amounts withdrawn from Class D Reserve Subaccount for application to Class D Notes	Excess amounts withdrawn from Class D Reserve Subaccount	Ending Class D Reserve Subaccount balance	Cumulative Shortfall in Class D Reserve Subaccount
Class D( - )
Class D( - )
Class D( - )

Total Class D

]

10.   Deposits to and Withdrawals from Accumulation Reserve Subaccounts:

Tranche	Beginning Accumulation Reserve Subaccount balance	Targeted deposit to Accumulation Reserve Subaccount	Actual deposit to Accumulation Reserve Subaccount	Amounts withdrawn from Accumulation Reserve Subaccount for use as Series Finance Charge Amounts	Excess amounts withdrawn from Accumulation Reserve Subaccount	Ending Accumulation Reserve Subaccount balance	Income earned on funds on deposit in Accumulation Reserve Subaccount
Class A( - )
Class A( - )
Class A( - )

Total Class A

Class B( - )
Class B( - )
Class B( - )

Total Class B

Class C( - )
Class C( - )
Class C( - )

Total Class C

[Class D( - )]
[Class D( - )]
[Class D( - )]

[Total Class D]

Total

11.   Class A: Required Subordinated Amount; Available Subordinated Amount; Usage:

	Required Subordinated Amount of Class B Notes		Available Subordinated Amount of Class B Notes		Usage of Class B
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class A( - )
Class A( - )
Class A( - )

Total Class A

	Required Subordinated Amount of Class C Notes		Available Subordinated Amount of Class C Notes		Usage of Class C
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class A( - )
Class A( - )
Class A( - )

Total Class A

[To be included only following issuance of Class D notes:

	Required Subordinated Amount of Class D Notes		Available Subordinated Amount of Class D Notes		Usage of Class D
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class A( - )
Class A( - )
Class A( - )

Total Class A

]

12.   Class B: Required Subordinated Amount; Available Subordinated Amount; Usage:

	Required Subordinated Amount of Class C Notes		Available Subordinated Amount of Class C Notes		Usage of Class C
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class B( - )
Class B( - )
Class B( - )

Total Class B

[To be included only following issuance of Class D notes:

	Required Subordinated Amount of Class D Notes		Available Subordinated Amount of Class D Notes		Usage of Class D
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class B( - )
Class B( - )
Class B( - )

Total Class B

]

[13.   To be included only following issuance of Class D notes: Class C: Required Subordinated Amount; Available Subordinated Amount; Usage:

	Required Subordinated Amount of Class D Notes		Available Subordinated Amount of Class D Notes		Usage of Class D
Tranche	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date	As of last Distribution Date	As of current Distribution Date
Class C( - )
Class C( - )
Class C( - )

Total Class C

]

14.  Excess Spread Triggers:

	For this Distribution Date	For the preceding Distribution Date	For the second preceding Distribution Date	Three-month average for this Distribution Date
Excess Spread Amount [3]
Excess Spread Percentage [4]
Group Excess Spread [5]
Group Excess Spread Percentage [6]

14. Weighted Average Coupon Interest Rate: (7)	For this Distribution Date

Coupon interest rate (shown as an annualized percentage of total Outstanding Dollar Principal Amount at the beginning of [Month][Year]	[ % ]

Adjusted coupon interest rate (shown as an annualized percentage of total Outstanding Dollar Principal Amount, excluding interest held by wholly-owned subsidiaries of CONA (as successor by merger to Discover Bank), at the beginning of [Month][Year]

[ % ]

Group coupon interest rate (shown as an annualized percentage of Group Outstanding Dollar Principal Amount at the beginning of [Month][Year]	[ % ]

Adjusted group coupon interest rate (shown as an annualized percentage of Group Outstanding Dollar Principal Amount,

excluding interest held by wholly-owned subsidiaries of CONA (as successor by merger to Discover Bank), at the beginning of [Month][Year]

[ % ]

15.  Excess Spread Early Redemption Event: [Yes/No]

16.  Delinquency Trigger: [Yes/No]

[insert other notifications regarding Asset Representations Review (if any)]

17.  Credit Risk Retention:

[Seller’s interest]

[insert other risk retention or changes]

18.  Investor Communication Requests:

1.

Total amount of principal paid through this distribution date with respect to Class D(20[•]-[•]), Class B(20[•]-[•]) and Class C(20[•]-[•]) are not shown. Total Class B and Total Class C for Total amount of principal paid through this distribution date does not include Class B(20[•]-[•]) and Class C(20[•]-[•]), respectively.

2.

[Does not apply to any outstanding Class C notes.] — [The targeted deposit to or withdrawal from the Class C Reserve Account on the current distribution date is based on the three-month average Excess Spread Percentage on the previous distribution date.]*

3.	The Excess Spread Amount means, generally, with respect to the DiscoverSeries notes for any distribution date: the difference, whether positive or negative, between

(x)	the sum of

(a)	the amount of Finance Charge Amounts allocated to the DiscoverSeries pursuant to the Indenture;

(b)	any amounts to be treated as Series Finance Charge Amounts and designated to be a part of the Excess Spread Amount pursuant to any Terms Document;

(c)	an amount equal to income earned on all funds on deposit in the Principal Funding Account (including all subaccounts of such account) (net of investment expenses and losses); and

(d)	the amount withdrawn from the Accumulation Reserve Subaccount to cover the Accumulation Negative Spread on the Principal Funding Subaccounts, and

(y)

the sum of all interest, swap payments or accreted discount and servicing fees for the DiscoverSeries notes and reimbursement of all charged-off receivables allocated to the DiscoverSeries, in each case for the applicable period only.

4

The Excess Spread Percentage means, generally, with respect to the DiscoverSeries notes for any distribution date, the Excess Spread Amount, multiplied by twelve and divided by the sum of the Nominal Liquidation Amount of all outstanding DiscoverSeries notes as of the beginning of the related Due Period.

5

The Group Excess Spread is the sum of the series excess spreads for each series in the group to which the Series 2007-CC Collateral Certificate belongs. All series other than the Series 2007-CC Collateral Certificate have been paid in full. Accordingly, the Group Excess Spread equals the Excess Spread Amount for the DiscoverSeries notes. If certain issuances are made after the date of this report, they could cause these amounts to diverge again in future months.

With respect to series other than Series 2007-CC the “series excess spread” will generally mean [the Excess Spread Amount for the DiscoverSeries notes. See item 13 and footnote 3] — [(unless otherwise specified in the series supplement for a series)

(w)	the sum of the Class A and Class B finance charge collections, interchange and investment income, minus

(x)	the sum of

(a)	Class A and Class B monthly interest;

(b)	Class A and Class B monthly servicing fees;

(c)	Class A and Class B monthly charge-offs; and

(d)	the credit enhancement fee;

in each case for the distribution date; minus

*	Alternative formulations, one or the other of which may be used depending on the circumstances.

(y)	for any series of certificates that has a subordinated interest rate swap, any payment made by the master trust pursuant to that interest rate swap

With respect to Series 2007-CC, the “series excess spread” generally means the Excess Spread Amount for the DiscoverSeries notes. See item 13 and footnote 3.

The Group Excess Spread will be reported for so long as the Series 2007-CC collateral certificate is the only collateral certificate owned by the note issuance trust.]†

6

The Group Excess Spread Percentage will generally mean the Group Excess Spread, multiplied by twelve and divided by the sum of the aggregate investor interest in receivables for all series in the group as of the beginning of the related Due Period. There are currently no series in the group other than the Series 2007-CC Collateral Certificate; therefore, the Group Excess Spread Percentage equals the DiscoverSeries Excess Spread Percentage.

7

Coupon interest is the sum of the monthly interest deposited into the DiscoverSeries interest funding subaccounts and relating to the current interest accrual period. The Group coupon interest is the sum of such monthly interest deposited into the series interest funding accounts for all series in the group to which the Series 2007-CC Collateral Certificate belongs. There are currently no series in the group other than the Series 2007-CC Collateral Certificate; therefore, the group rates are the same as the DiscoverSeries rates.

†	Alternative formulations, one or the other of which may be used depending on the circumstances.